As filed with the Securities and Exchange Commission on May 15, 2020.
SECURITIES ACT FILE NO. 333-[ ]
INVESTMENT COMPANY ACT FILE NO. 811-23569
U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-2
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒
PRE-EFFECTIVE AMENDMENT NO. __
POST-EFFECTIVE AMENDMENT NO. __
AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒
AMENDMENT NO. __
VERSUS CAPITAL
REAL ASSET DEBT FUND
(Exact Name of Registrant as Specified in Charter)
5555 DTC Parkway, Suite 330
Greenwood Village, CO 80111
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (877) 200-1878

William R. Fuhs, Jr.
c/o Versus Capital Advisors LLC
5555 DTC Parkway, Suite 330
Greenwood Village, CO 80111
(303) 895-3773
(Name and Address of Agent for Service)

COPY TO:

David C. Sullivan, Esq.
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199-3600
If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box ☒
It is proposed that this filing will become effective (check appropriate box):
 ☐ when declared effective pursuant to Section 8(c).
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
TITLE OF SECURITIES BEING REGISTERED	PROPOSED MAXIMUM AGGREGATE OFFERING AMOUNT(1)	AMOUNT OF REGISTRATION FEE
Shares of Beneficial Interest	$1,000,000	$ 129.80 (1)
(1)	Estimated solely for purposes of calculating the registration fee as required by Rule 457(o) under the Securities Act of 1933, as amended (the “Securities Act”).

Explanatory Note
Registrant shall amend this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. NO PERSON MAY SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.
SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS
DATED MAY 15, 2020

VERSUS CAPITAL REAL ASSET DEBT FUND
Shares of Beneficial Interest
Common Shares ([--])
Versus Capital Real Asset Debt Fund (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end investment management company that is operated as an interval fund. Shares of the Fund will be continuously offered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).
Investment Objective. The Fund’s investment objective is to achieve long-term Real Returns with income as secondary objective. “Real Returns” are defined as total returns adjusted for the effects of inflation.
Investment Strategies. The Fund pursues its investment objective primarily by investing in public and private infrastructure and real estate debt and preferred securities (“Real Asset Debt Investments”). The Fund will invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in Real Asset Debt Investments. Given the Fund’s investment objective of seeking Real Returns, the Fund will focus on inflation-sensitive Real Asset Debt Investments (i.e., investments that are expected to perform favorably in rising or high inflationary environments) with varying maturities. The Fund will purchase Real Asset Debt Investments in primary and secondary markets, either directly or indirectly through intermediate entities.
Infrastructure Debt. The Fund’s infrastructure debt investments typically will include senior and subordinated debt backed by non-cyclical infrastructure assets such as water, gas, oil, electricity, telecommunications, digital data, transportation, and other assets in sectors that serve as the foundation for the provision of products and services in the economy. Many of these infrastructure loans will be secured by (i) a lien on the infrastructure assets, (ii) contracted cash flows from such assets, or (iii) equity interests in such assets. The Fund also may invest in debt securities backed by infrastructure assets that are unsecured and/or subordinated to senior indebtedness. The Fund will also seek to invest in publicly traded debt instruments, including broadly syndicated loans, high yield bonds, and municipal bonds backed by infrastructure assets.
Real Estate Debt. The Fund’s real estate debt investments typically will include senior and subordinated or mezzanine debt backed by U.S. commercial property. While certain loans in which the Fund will invest will be secured by first liens on commercial properties, the Fund may also invest in debt securities that are unsecured and/or subordinated to senior indebtedness backed by the properties. The Fund may also invest in publicly traded real estate debt and preferred instruments, including but not limited to commercial mortgage backed securities (“CMBS”), agency issued debt (such as debt issued through the Federal Home Loan Mortgage Corporation (“Freddie Mac”)), public preferred offerings of real estate investment trusts (“REITs”), public equities of mortgage REITs, and public debt offerings of REITs.
Private Funds. The Fund may gain exposure to Real Asset Debt Investments through investment in closed-end or continuously offered private real asset debt funds, including funds that have minimums to close and maximum capital raise limitations, multi-year periods with limited or no liquidity, and targeted termination or liquidity dates (collectively, the “Private Funds”). The Fund will invest no more than 15% of its assets in Private Funds or other entities that would be investment companies but for Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act (for the avoidance of doubt, entities that qualify as REITs and/or that would qualify for an exemption under Section 3(c)(5) of the Investment Company Act are excluded from the 15% limitation).
The Adviser. The Fund’s investment adviser is Versus Capital Advisors LLC (the “Adviser”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Headquartered in Greenwood Village, CO, the Adviser is a boutique asset management firm that specializes in real asset investing with approximately $4.6 billion in assets under management as of March 31, 2020. In addition to the Adviser, certain sub-advisers will manage a portion of the Fund’s assets. The sub-advisers, which are registered investment advisers under the Advisers Act, have entered into sub-advisory agreements with the Adviser in connection with the management of the Fund’s assets. See “Management of the Fund – Sub-Advisers.”

Shares. This Prospectus applies to the offering of a single class of shares of beneficial interest of the Fund (the “Shares”). The Fund offers the Shares in a continuous offering. The Shares will be offered at the Fund’s net asset value (“NAV”) per Share as of the date that the request to purchase Shares is received and accepted by or on behalf of the Fund. The NAV per Share is computed by dividing the Fund’s NAV by the total number of Shares outstanding at the time the determination is made. The Shares will not be listed on any securities exchange and it is not anticipated that a secondary market for the Shares will develop. Moreover, these securities are subject to substantial restrictions on transferability and may only be transferred or resold in accordance with the Fund’s Agreement and Declaration of Trust (as amended and restated from time to time, the “Declaration of Trust”).
Interval Fund. Shares are not redeemable. The Fund is operated as an interval fund and, as such, has established a limited repurchase policy pursuant to Rule 23c-3 under the Investment Company Act. Although the Fund offers to repurchase Shares on a quarterly basis in accordance with the Fund’s repurchase policy, which repurchase policy provides that each quarterly period the Fund will offer to repurchase no less than 5% of the outstanding Shares and not more than 25% of the Fund’s outstanding Shares, the Fund will not be required to repurchase Shares at a shareholder’s option nor will Shares be exchangeable for units, interests, or shares of any investment of the Fund. As a result, an investor may not be able to sell or otherwise liquidate his, her or its Shares, whenever such investor would prefer. If and to the extent that a public trading market ever develops, shares of closed-end investment companies frequently trade at a discount from their NAV per Share and initial offering prices. For those investors that cannot bear risk of loss or relative lack of liquidity, investment in the Fund may not be suitable. The Shares are appropriate only for those investors who can tolerate risk and do not require a liquid investment. See “Risk Factors – Interval Fund Risk” and “– Liquidity Risk.”
Shareholder Eligibility. Investment in the Fund involves substantial risks. Shares of the Fund will be sold to (i) institutional investors, including registered investment advisers (“RIAs”), banks, trust companies or similar financial institutions investing for their own account or for accounts for which they act as a fiduciary and have authority to make investment decisions (subject to certain limitations) and clients of such institutional investors that have accounts for which such institutional investors are bound by an applicable fiduciary standard, and (ii) the executive officers, directors, trustees or general partners of the Fund or the Adviser. The minimum initial investment per institutional investor of the Fund (including, with respect to clause (i) above, cumulative investments of the clients of any institutional investor of the Fund) is $10 million and the minimum for those investors defined by clause (ii) above is $10,000. The Adviser has the authority to waive the minimum investment requirements or allow investors in the Fund who do not fit the above descriptions under certain circumstances. Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age and risk tolerance. Investment should be avoided where an investor (or an investor’s client) has a short-term investing horizon and/or cannot bear the loss of some or all of their investment.
Investing in the Shares involves risks that are described in the “Risk Factors” section of this Prospectus.
•	The Fund does not intend to list its Shares on any securities exchange during the offering period, and the Fund does not expect a secondary market in the Shares to develop.
•
You should not expect to be able to sell your Shares other than through the Fund’s repurchase policy, regardless of how the Fund performs. If you are able to sell your Shares, other than through the Fund’s repurchase policy, you will likely receive less than your purchase price.

•
Even though the Fund will offer to repurchase Shares on a quarterly basis, you should consider Shares of the Fund to be an illiquid investment. There is no guarantee that you will be able to sell your Shares at any given time or in the quantity that you desire.

•	The Shares are appropriate only for those investors who can tolerate risk and do not require a liquid investment.
•	The Fund and any underlying Private Funds may utilize borrowings and financial leverage and significant risks may be assumed as a result. See “Risk Factors – Leverage Risk.”

This Prospectus sets forth the information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Statement of Additional Information (“SAI”), has been filed with the U.S. Securities and Exchange Commission (the “SEC”). The table of contents of the SAI appears on page 49 of this Prospectus. The SAI is incorporated by reference into this Prospectus in its entirety. You can request a copy of the SAI, the Fund’s annual and semi-annual reports, or other information about the Fund without charge or make other shareholder inquiries by writing to the Fund at 5555 DTC Parkway, Suite 330, Greenwood Village, CO 80111 or by calling (877) 200-1878. You can also obtain the SAI, the Fund’s annual and semi-annual reports, and other information about the Fund on the Adviser’s website, located at www.versuscapital.com. The SAI, material incorporated by reference, and other information about the Fund are also available on the SEC’s website (http://www.sec.gov).
Neither the SEC nor any state securities commission has approved or disapproved these securities or determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities. Any representation to the contrary is a criminal offense.
Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
OFFERING PROCEEDS
	Price to Public(1)	Sales Load(2)	Proceeds to the Fund
Shares	$—	$0.00	$[ ]
(1)
Shares are offered on a best efforts basis and are offered on a continuous basis at a price equal to the Fund’s NAV per Share as of the date that the request to purchase Shares is received and accepted by or on behalf of the Fund. The Shares do not carry a “sales load” so the price to the public will equate to the proceeds to the Fund. The proceeds set forth herein have not been reduced by the other expenses of issuance and distribution set forth in “Part C – Other Information – Other Expenses of Issuance and Distribution.”

(2)	The Shares are not subject to a “sales load,” as defined in the Investment Company Act. See “Distribution Arrangements.”
Important Information:
Intent to adopt alternate shareholder report delivery option under SEC Rule 30e-3
Beginning in April, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website ([  ]), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as an investment adviser, broker, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at (877) 200-1878 or by sending an email request to the Fund at info@versuscapital.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call the Fund (toll-free) at (877) 200-1878 or by sending an email request to the Fund at info@versuscapital.com to let the Fund know you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held in your account if you invest directly with the Fund.
Prospective investors should not construe the contents of this Prospectus as legal, tax, financial or other advice. Each prospective investor should consult with his, her or its own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of securities in any state where the offer is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

PROSPECTUS SUMMARY
This summary highlights information contained elsewhere in this Prospectus. It does not contain all of the information that may be important to you and your investment decision. You should carefully read this entire Prospectus, including the matters set forth under “Risk Factors,” and the Statement of Additional Information (the “SAI”). In this Prospectus and the SAI, unless the context otherwise requires, references to “the Fund,” “we,” “us” and “our” refer to Versus Capital Real Asset Debt Fund.
The Fund
Versus Capital Real Asset Debt Fund (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end investment management company that is operated as an interval fund. Shares of the Fund will be continuously offered under the Securities Act of 1933, as amended (the “Securities Act”). Shares of the Fund have no history of public trading, nor is it intended that such shares will be listed on a public exchange, and therefore should be treated by investors as an illiquid investment (see “Risk Factors” below in this Prospectus). The Fund intends to elect and to qualify and be eligible to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).
Adviser
The Fund’s investment adviser is Versus Capital Advisors LLC (the “Adviser”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). See “Management of the Fund – Adviser and Investment Management Fee.” Headquartered in Greenwood Village, CO, the Adviser is a boutique asset management firm that specializes in real asset investing with approximately $4.6 billion in assets under management as of March 31, 2020. The Adviser has also entered into sub-advisory agreements with [ ] (each a “Sub-Adviser” and, collectively, the “Sub-Advisers”) in connection with the management of a portion of the Fund’s assets. See “Management of the Fund – Sub-Advisers.”
Continuous Offering
The Fund is offering shares of beneficial interest of the Fund (collectively, the “Shares”) on a continuous basis at the Fund’s net asset value (“NAV”) per Share. The NAV per Share is computed by dividing the Fund’s NAV by the total number of Shares outstanding at the time the determination is made.
Shares of the Fund will be sold to (i) institutional investors, including registered investment advisers (“RIAs”), banks, trust companies or similar financial institutions investing for their own account or for accounts for which they act as a fiduciary and have authority to make investment decisions (subject to certain limitations) and clients of such institutional investors that have accounts for which such institutional investors are bound by an applicable fiduciary standard, and (ii) the executive officers, directors, trustees or general partners of the Fund or the Adviser. The minimum initial investment per institutional investor of the Fund (including, with respect to clause (i) above, cumulative investments of the clients of any institutional investor of the Fund) is $10 million and the minimum for those investors defined by clause (ii) above is $10,000. The Adviser has the authority to waive the minimum investment requirements or allow investors in the Fund who do not fit the above descriptions under certain circumstances. Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age and risk tolerance. Investment should be avoided where an investor (or an investor’s client) has a short-term investing horizon and/or cannot bear the loss of some or all of their investment. Investing in the Shares involves risks that are described in the “Risk Factors” section of this Prospectus.
The Fund may close at any time to new investors and, during such closings, dividend reinvestment and additional or new Share purchases may only be executed by institutions that are existing shareholders and their clients. The Fund may re-open to new investors and subsequently close again to new investors at any time at the discretion of the Adviser. Any such opening and closing of the Fund will be disclosed to the investors via a supplement to this Prospectus.

[Foreside Funds Distributors LLC] (the “Distributor”) serves as the Fund’s principal underwriter and distributor. The Adviser retains the right to approve any proposed investor in the Fund prior to its purchase of Shares through the Distributor. In addition, both the Adviser and the Fund reserve the right to reject any purchase order for any reason.
Interval Fund
Shares are not redeemable. The Fund is operated as an interval fund and, as such, has established a limited repurchase policy pursuant to Rule 23c-3 under the Investment Company Act. Although the Fund offers to repurchase Shares on a quarterly basis in accordance with the Fund’s repurchase policy, which repurchase policy provides that each quarterly period the Fund will offer to repurchase no less than 5% of the outstanding Shares and not more than 25% of the Fund’s outstanding Shares, the Fund will not be required to repurchase Shares at a shareholder’s option nor will Shares be exchangeable for units, interests or shares of any investment of the Fund. As a result, an investor may not be able to sell or otherwise liquidate his, her or its Shares, whenever such investor would prefer. The Fund is intended for long-term investors and the liquidity risk may be greater for investors expecting to sell their Shares in a relatively short period after purchase. If and to the extent that a public trading market ever develops for the Shares, shares of closed-end investment companies frequently trade at a discount from their NAV per Share and initial offering prices. For those investors that cannot bear risk of loss or relative lack of liquidity, investment in the Fund may not be suitable. The Shares are appropriate only for those investors who can tolerate risk and do not require a liquid investment. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. See “Risk Factors – Interval Fund Risk” and “– Liquidity Risk.”
Investment Objective and Strategies
The Fund’s investment objective is to achieve long-term Real Returns with income as secondary objective. “Real Returns” are defined as total returns adjusted for the effects of inflation.
The Fund pursues its investment objective primarily by investing in public and private infrastructure and real estate debt and preferred securities (“Real Asset Debt Investments”). The Fund will invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in Real Asset Debt Investments (the “80% Policy”). The Fund will provide written notice to shareholders at least 60 days prior to a change it its 80% Policy. Given the Fund’s investment objective of seeking Real Returns, the Fund will focus on inflation-sensitive Real Asset Debt Investments (i.e., investments that, in the Adviser’s judgment, are expected to perform favorably in rising or high inflationary environments) with varying maturities. The Fund will purchase Real Asset Debt Investments in primary and secondary markets, either directly or indirectly through intermediate entities. The Fund may also invest in other domestic private securities, such as preferred shares, bank loan participations, non-bank originated limited-recourse project financings, and other debt and equity investments associated with real assets (including secured debt and mezzanine financing).
The Fund may gain exposure to Real Asset Debt Investments through investment in closed-end or continuously offered private real asset debt funds, including funds that have minimums to close and maximum capital raise limitations, multi-year periods with limited or no liquidity, and targeted termination or liquidity dates (collectively, the “Private Funds”). The Fund will invest no more than 15% of its assets in Private Funds or other entities that would be investment companies but for Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act (for the avoidance of doubt, entities that qualify as real estate investment trusts (“REITs”) and/or that would qualify for an exemption under Section 3(c)(5) of the Investment Company Act are excluded from the 15% limitation).
It is expected that the Fund’s portfolio of debt investments will normally have a short to intermediate average duration (i.e., within a 0- to 7-year range), as calculated by the Adviser or Sub-Adviser, although the average portfolio duration may be shorter or longer at any time or from time to time depending on market conditions and other factors. The Fund will invest in floating rate loans and floating rate debt securities, as well as fixed income debt instruments. The Fund may invest in investment grade debt securities, below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”) and unrated securities without limit.
The Fund may invest in securities that, at the time of investment, are illiquid (generally, those securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Although the Fund may invest in such instruments without limitation, pursuant to the requirements of the 1940 Act, the Board of Trustees (the “Board” or the “Trustees”) has adopted, and the Fund follows, procedures designed to ensure that the Fund maintains sufficient liquidity to meet its periodic repurchase obligations as an interval fund. The Fund may also invest in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale.
Infrastructure Debt. The Fund’s infrastructure debt investments typically will include senior and subordinated debt backed by non-cyclical infrastructure assets in sectors that serve as the foundation for the provision of products and services in the economy. Such assets include, among others, regulated assets (such as electricity transmission and distribution facilities, gas distribution systems, water distribution and waste water collection and processing facilities), transportation assets (such as toll roads, airports, seaports and railway lines), communications assets (including broadcast and wireless towers and satellite networks) and social infrastructure (including schools, hospitals, prisons and courthouses). In identifying infrastructure debt investments for the Fund, the Adviser seeks assets that feature, among other characteristics: (i) stable and predictable income and cash flow with low return correlations to traditional asset classes such as public equities and fixed income, (ii) inelastic demand for their use as essential assets for a functioning society, (iii) monopolistic characteristics with high barriers to entry, and (iv) low probability of default and strong default recovery rates.
Real Estate Debt. The Fund’s real estate debt investments typically will include senior and subordinated or mezzanine debt backed by U.S. commercial property. The Fund will seek debt investments in commercial real estate that the Adviser believes have strong credit and/or total return characteristics. The Fund may make such investments through participating loans, bridge financing, and construction financing strategies, among other things. While certain loans in which the Fund will invest will be secured by first liens on commercial properties, the Fund may also invest in debt securities that are unsecured and/or subordinated to senior indebtedness backed by the properties, including B-notes (promissory notes that are subordinate to more senior notes) and mezzanine loans, participating loans, bridge loans, and other secured and unsecured real estate-related debt. The Fund may also invest in publicly traded real estate debt and preferred instruments, including but not limited to commercial mortgage backed securities (“CMBS”), agency issued debt (such as debt issued through the Federal Home Loan Mortgage Corporation (“Freddie Mac”)), public preferred offerings of REITs, public equities of mortgage REITs, and public debt offerings of REITs.
In certain circumstances or market environments, the Fund may reduce its investment in Real Asset Debt Investments and hold a larger position in cash or cash equivalents. See “Investment Objective, Investment Strategies and Investment Features.”
The Fund will not sell securities short and may not write options. All public securities strategies may only use long-only or buy and hold investment strategies, and will be restricted from selling securities short and writing options.
Borrowing/Leverage
The Fund may add leverage to its portfolio through borrowings, such as through bank loans or commercial paper and/or other credit facilities, or by utilizing reverse repurchase agreements, credit default swaps, or other forms of leverage. Although it has no current intention to do so, the Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio. The Fund’s Board may authorize the issuance of preferred shares without the approval of Shareholders; however, the Fund is not authorized to issue preferred shares as of the date of this prospectus. If the Fund issues preferred shares in the future, all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares will immediately be borne by the Shareholders, and these costs and expenses may be significant. The Fund intends to utilize reverse repurchase agreements, dollar rolls, borrowings and other forms of leverage opportunistically and may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time based on the Adviser’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. By using leverage, the Fund seeks to obtain a higher return for holders of Shares than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks and costs involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed. See “Risk Factors – Leverage Risk.” The Fund also may borrow money in order to repurchase its Shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

Board of Trustees
The Fund’s Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the Trustees are not “interested persons” of the Fund, the Adviser, the Distributor, the Sub-Advisers or their designees, or any affiliates of any of the foregoing, as defined by the Investment Company Act (the “Independent Trustees”). See “Management of the Fund – Independent Trustees.”
Investment Management Fee
The Fund pays the Adviser an investment management fee equal to [  ]% annually of the average daily NAV (the “Investment Management Fee”). The Investment Management Fee is accrued daily and payable quarterly in arrears. The Investment Management Fee will be paid to the Adviser out of the Fund’s assets, and the Adviser pays sub-advisory fees to the Sub-Advisers out of the Investment Management Fee. Because the Investment Management Fee is calculated based on the Fund’s average daily NAV and is paid out of the Fund’s assets, it reduces the NAV of the Shares.
The Adviser has entered into a sub-advisory agreement with each Sub-Adviser and pays the Sub-Advisers out of the Investment Management Fee it receives from the Fund. Pursuant to the sub-advisory agreements, the Adviser pays each Sub-Adviser a sub-advisory fee based on the average daily NAV of the Fund’s assets allocated to that Sub-Adviser.
[DESCRIPTION OF SUB-ADVISORY FEE STRUCTURE TO BE FILED BY AMENDMENT.]
To the extent that the Fund invests in any Private Funds, the Fund will be subject to the management fees, including asset-based and performance fees, charged by the Private Funds on the portion of the Fund’s assets invested in such Private Funds.
There may be a conflict of interest as a result of the fact that the Adviser will receive the Investment Management Fee irrespective of the allocations of the Fund’s assets among the Adviser, the Sub-Advisers, and the Private Funds. Because the Adviser compensates the Sub-Advisers from its Investment Management Fee, the Adviser may have an economic incentive to allocate less capital to the securities in which the Sub-Advisers invest. The Board monitors these potential conflicts of interest and any effect they may have on the Fund.
See “Summary of Fund Expenses” and “Management of the Fund – Adviser and Investment Management Fee” for more information regarding the Investment Management fee and other Fund expenses.
Other Fees and Expenses
[BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”)] performs certain administrative, accounting and transfer agency services for the Fund. In consideration for providing such services, the Fund pays BNY Mellon annual fees of approximately [__%], assuming anticipated weighted average assets in the Fund of approximately $[ ] over the fiscal year. This includes certain minimum payments for services provided. All such fees shall accrue daily and will be paid periodically.
The Fund will bear all expenses incurred in the business of the Fund and the shareholders will indirectly bear all expenses incurred in the business of the Private Funds. The Fund pays the asset- and performance-based fees charged by the Private Funds. Performance fees charged by the Private Funds may or may not be subject to a hurdle and typically will be in the range of 10% to 15% of any such Private Fund’s realized and, in certain cases, unrealized annual returns. See “Management of the Fund – Other Expenses of the Fund” and “Summary of Fund Expenses.”
The Adviser has entered into an Expense Limitation and Reimbursement Agreement with the Fund (the “Expense Limitation Agreement”) for a one-year period following the effective date of this Prospectus which limits the amount of expenses borne by the Fund to an amount not to exceed [ ]% per annum of the Fund’s net assets (the “Expense Cap”). The Adviser will pay the initial organizational and offering costs in excess of the Expense Cap on behalf of the Fund, and may not recoup these expenses from the Fund at a later date. The Expense Limitation Agreement may only be modified by the mutual consent of the Adviser and the Fund’s Board, including a majority of the Independent Trustees. The following expenses are excluded from the Expense Cap: (i) the Investment Management Fee, including any sub-advisory fees that are paid therefrom; (ii) fees and expenses of the Private Funds in which the Fund invests; (iii) interest payments; (iv) extraordinary expenses; and (v) taxes.

Suitability of Investment
Investing in the Fund involves a considerable amount of risk. Shareholders may lose money or their entire investment in the Fund. Investing in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. An investment in the Fund may not be suitable for investors who may need the assets invested in the Fund in a specified time frame. Before making your investment decision, you and/or your personal financial advisor should (i) consider the suitability of this investment with respect to your investment objectives and personal situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. The Fund should be considered to be an illiquid investment. You will not be able to redeem your Shares on a daily basis because the Fund is a closed-end fund. In addition, the Fund’s Shares are not traded on an active market and there is currently no secondary market for the Shares. However, limited liquidity will be available through quarterly repurchases of Shares by the Fund of at least 5% of the outstanding Shares during each quarterly period. See “Risk Factors – Interval Fund Risk” and “– Liquidity Risk.”
Distribution Policy and Dividend Reinvestment Policy
To qualify for treatment as a RIC, the Fund is required to distribute at least 90% of its “investment company taxable income” (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) to shareholders in accordance with the requirements of the Code each year. The Fund intends to satisfy this requirement through regular quarterly distributions to shareholders. In addition, the Fund may make distributions to shareholders of all or a portion of the Fund’s net long term capital gains, which may include gains allocated to the Fund by the Private Funds or that the Fund realizes upon the disposition of an interest in a Private Fund. The Fund will attempt to establish reasonable reserves to meet Fund obligations prior to making distributions. For U.S. federal income tax purposes, the Fund’s distributions may be treated in the hands of shareholders as, among other things, ordinary income, qualified dividends, capital gains, or returns of capital. The portion of a distribution treated as a return of capital is not taxable, but reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. See “Taxes.”
All distributions paid by the Fund will be reinvested in additional Shares of the Fund unless a shareholder “opts out” (elects not to reinvest in additional Shares), pursuant to the Fund’s Dividend Reinvestment Policy. A shareholder may elect initially not to reinvest by indicating that choice on a shareholder certification. Thereafter, a shareholder is free to change his, her or its election on a quarterly basis by contacting BNY Mellon (or, alternatively, by contacting the financial intermediary that sold such shareholder his, her or its Shares, who will inform the Fund). Shares purchased by reinvestment will be issued at their NAV on the ex-dividend date. A shareholder’s initially purchased Shares will not be subject to a “sales load,” as defined in the Investment Company Act, nor shall there be other charge for Shares issued upon reinvestment. The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions. The automatic reinvestment of dividends and capital gain distributions does not relieve participants of any U.S. federal income tax that may be payable (or required to be withheld) on such distributions. See “Taxes” and “Description of Shares.”
Quarterly Repurchases of Shares
The Fund provides liquidity through a quarterly repurchase policy pursuant to Rule 23c-3 under the Investment Company Act. The Fund’s fiscal year ends on the last day of March each year. Once each fiscal quarter, the Fund will offer to repurchase at NAV no less than 5% of outstanding Shares, unless such offer is suspended or postponed in accordance with regulatory requirements. This amount may be adjusted by the Board at any time to an amount no less than 5% nor more than 25% of the outstanding Shares. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities. Shareholders will be notified in writing of each quarterly repurchase offer (each, a “Repurchase Offer”) and the date the Repurchase Offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per Share determined as of the close of business typically as of the Repurchase Request Deadline, but no later than the 14th day after the Repurchase Request Deadline (each, a “Repurchase Pricing Date”).
Shareholders will be notified in writing about each quarterly Repurchase Offer, how they may request that the Fund repurchase their Shares and the Repurchase Request Deadline. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to shareholders and the Repurchase Request Deadline is expected to be approximately 30 days, but may vary from no more than 42 days to no less than 21 days. Certain authorized institutions, including custodians and clearing platforms, may set times prior to the Repurchase Request Deadline by which they must receive all shareholder repurchase requests and may require certain additional information. In addition, certain clearing houses may require shareholders to submit repurchase requests only on the Repurchase Request Deadline. Payment pursuant to the repurchase will be made by checks to the shareholder’s address of record, or credited directly to a predetermined bank account no more than 7 days after the Repurchase Pricing Date (the “Repurchase Payment Date”). The Board may establish other policies for repurchases of Shares that are consistent with the Investment Company Act, regulations thereunder and other applicable laws.
The Shares will not be subject to an early withdrawal charge.
If Share repurchase requests exceed the number of Shares in the Fund’s Repurchase Offer, the Fund may, in its sole discretion, (i) repurchase the tendered Shares on a pro rata basis or (ii) increase the number of Shares to be repurchased by up to 2.0% of the Fund’s outstanding Shares. If the Fund determines to repurchase additional Shares beyond the Repurchase Offer amount and if shareholders tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the tendered Shares on a pro rata basis. As a result, tendering shareholders may not have all of their tendered Shares repurchased by the Fund.
Taxation
The Fund intends to elect and to qualify and be eligible to be treated as a RIC under the Code. Provided the Fund so qualifies and is eligible for such treatment, the Fund will not be subject to U.S. federal income tax on its taxable income and gains that it timely distributes to shareholders in accordance with the requirements of the Code. The Fund intends to distribute its income and gains in a way that it will not be subject to a federal excise tax on certain undistributed amounts. Distributions are taxable as described herein whether shareholders receive them in cash or reinvest them in additional shares.
Although the Fund is considered a non-diversified fund within the meaning of the Investment Company Act, the Fund must satisfy certain diversification tests under the Code in order to qualify as a RIC. For the purpose of satisfying those tests as well as the 90% gross income test, the Fund will in certain cases be required to “look through” to the character of the income, concentrations of any issuer’s securities and investments held by the Private Funds or managed in the Fund’s public securities portfolio. However, unlike registered investment companies, Private Funds are not obligated by regulation to publicly disclose the contents of their portfolios. Any lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund’s income and the allocation of its assets, and otherwise comply with the requirement for taxation as a RIC under the Code, and ultimately may limit the universe of Private Funds in which the Fund can invest. In order to ensure compliance with all applicable regulatory requirements, the Fund typically will seek Private Funds that utilize a private REIT and private taxable corporation investment structure for federal tax purposes under the Code, for the direct and indirect ownership of real assets.
If the Fund were to fail to qualify and be eligible to be treated as a RIC, the Fund would be subject to corporate-level taxation, thereby reducing the return on a shareholder’s investment. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC. See “Taxes” and, in the SAI, “Tax Aspects.”

Risk Factors
An investment in the Fund is subject to a high degree of risk. Risks of investing in the Fund, or in an investment vehicle managed by Managers (as defined below) utilized by the Fund, include, but are not limited to, those outlined below. See “Risk Factors” and elsewhere in this Prospectus where risks of investment are discussed in more detail. You should consider carefully the risks before investing in the Shares. You may also wish to consult with your legal or tax advisors before deciding whether to invest in the Fund.
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Real Estate-Related Securities Risk. The Fund will not invest in real estate directly, but will invest in real estate-related debt, consisting of mezzanine and first mortgage debt, and directly in real estate through entities that qualify as REITs or investment vehicles treated similarly as private REITs for tax purposes. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The capital value of the Fund’s investments may be significantly diminished in the event of a downward turn in real estate market prices.

The Fund will also invest in commercial real estate loans, mortgage loans, CMBS, B-Notes, mezzanine loans, and other similar types of investments. Commercial real estate loans are secured by multifamily or commercial property and are subject to risks of delinquency and foreclosure. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. If the Fund makes or invests in mortgage loans and there are defaults under those mortgage loans, the Fund may not be able to repossess and sell the underlying properties in a timely manner. The resulting time delay could reduce the value of the investment in the defaulted mortgage loans.
The Fund will also invest in commercial real estate mortgage-backed securities. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Investing in mortgage-back securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. The yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.
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Infrastructure-Related Companies Risk. An investment in the Fund is subject to certain risks associated with the ownership of infrastructure and infrastructure-related assets in general, including: the burdens of ownership of infrastructure; local, national and international economic conditions; the supply and demand for services from and access to infrastructure; the financial condition of users and suppliers of infrastructure assets; changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of infrastructure assets difficult or impracticable; changes in environmental laws and regulations, and planning laws and other governmental rules; environmental claims arising in respect of infrastructure acquired with undisclosed or unknown environmental problems or as to which inadequate reserves have been established; changes in energy prices; changes in fiscal and monetary policies; negative developments in the economy that depress travel; uninsured casualties; force majeure acts, terrorist events, under-insured or uninsurable losses; and other factors which are beyond the reasonable control of the Fund. In many cases, the rates, or the fees charged to end users, that are charged by infrastructure assets are determined by regulators, concession agreements with governments and long-term contracts. Owners of such assets in many cases have the ability to increase such rates or fees in connection with inflation, economic growth, or otherwise. Many of these factors could cause the value of infrastructure debt investments to decline and negatively affect the Fund’s returns.

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Debt Securities and Related Investments Risk. The Fund intends to invest in real asset-related debt securities, including but not limited to senior secured debt, subordinated debt, term loan B facilities, senior loans, mezzanine debt, B-notes, agency debt and other infrastructure-related debt. Certain factors may materially and adversely affect the market price and yield of such debt securities, including investor demand, changes in the financial condition of the borrower, government fiscal policy and domestic or worldwide economic conditions. It is likely that many of the debt securities in which the Fund may invest will be unrated, or, if rated, below investment grade, and whether or not rated, the debt securities may have speculative characteristics.

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Loan-Related Investments Risk. In addition to risks generally associated with debt securities and related investments (e.g., credit risk, interest rate risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults.

The Fund may invest in loans in any part of the capital structure. Senior loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Second lien loans are subordinated or unsecured, and thus lower in priority of payment to senior loans, and are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans generally have greater price volatility than senior loans and may be less liquid. Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments.
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Private Funds Risk. The Private Funds will not be subject to the Investment Company Act, nor will they be publicly traded. As a result, the Fund’s investments in the Private Funds will not be subject to certain protections afforded to shareholders under the Investment Company Act. These protections include, among others, certain corporate governance standards, such as the requirement of having a certain percentage of the trustees serving on a board as independent trustees, statutory protections against self-dealing by the Sub-Advisers and managers of the Private Funds (collectively, the Sub-Advisers and managers of Private Funds are referred to herein as “Managers”), and leverage limitations.

Investment in Private Funds carries the risk of loss due to Private Funds’ fraud, intentional or inadvertent deviations from a predefined investment strategy (including excessive concentration, directional investing outside of predefined ranges, excessive leverage or new capital markets), or simply poor judgment. During the lifetime of the Fund, there could be material changes in one or more Private Funds, including changes in control, initial public offerings and mergers. The effect of such changes on a Private Fund cannot be predicted but could be material and adverse. Given the limited liquidity of the Private Funds, the Fund may not be able to alter its portfolio allocation in sufficient time to respond to any such changes, resulting in substantial losses from risks of Private Funds.
In addition, since the Fund may make additional investments in the Private Funds only at certain times pursuant to limitations set forth in the governing agreements of the Private Funds, the Fund from time to time may have to hold some, or in certain cases a substantial amount, of its assets temporarily in money market securities, cash or cash equivalents, possibly for several months. Also, the Fund’s investments in any particular Private Fund could increase the level of competition for the same trades that other Private Funds might otherwise make, including the priorities of order entry. This could make it difficult or impossible to take or liquidate a position in a particular security at a price consistent with the Adviser’s strategy.
By investing in the Private Funds indirectly through the Fund, a shareholder bears two layers of asset-based fees and expenses – at the Fund level and the Private Fund level. In the aggregate, these fees might exceed the fees that would typically be incurred by a direct investment with a single Sub-Adviser or Private Fund. The Fund may also invest in Private Funds that invest in other investment vehicles, thereby subjecting the Fund, and Fund shareholders, to an additional level of fees. In the aggregate, these fees and expenses could be substantial and adversely affect the value of any investment in the Fund.
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REITs Risk. The Fund will invest in real estate indirectly through entities that qualify as REITs. Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no guarantee that any entity in or through which the Fund invests will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund’s yield on that investment and could adversely affect the Fund’s NAV.

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Preferred Securities Risk. The Fund may invest in preferred shares of other issuers. Preferred shares are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common shareholders, but after bond holders and other creditors. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed (or floating) dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer’s common stock.

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High Yield Securities Risk. High yield securities (commonly referred to as “junk bonds”) are below investment grade debt securities or comparable unrated securities and are considered predominantly speculative. Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Changes in economic conditions are also more likely to lead to a weakened capacity to make principal payments and interest payments. The recent economic downturn has severely affected the ability of many highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Fund’s NAV to the extent that it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.

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Issuer Risk. Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service. The Fund may also invest in securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (also known as “distressed debt”). To the extent that the Fund invests in distressed debt, the Fund is subject to the risk that it may lose a portion or all or its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt.

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Credit Risk. The credit quality of securities held by the Fund can change rapidly in certain market environments, particularly during times of market volatility, and the default of a single holding could cause significant NAV deterioration. An issuer or guarantor of debt securities (or a borrower or counterparty to a repurchase agreement or reverse repurchase agreement) may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms and/or may go bankrupt. This is also sometimes described as counterparty risk.

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Interest Rate Risk. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities or other types of bonds to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, reduced market demand for low yielding investments, etc.). This is especially true under current conditions because interest rates and bond yields are near historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields. If interest rates increase, such increases may result in a decline in the value of the fixed income or other investments held by the Fund that move inversely to interest rates. A decline in the value of such investments would result in a decline in the Fund’s NAV. Additionally, further changes in interest rates could result in additional volatility and could cause Fund shareholders to tender their Shares for repurchase at its regularly scheduled repurchase intervals. The Fund may need to liquidate portfolio investments at disadvantageous prices in order to meet such repurchases. Further increases in interest rates could also cause dealers in fixed income securities to reduce their market making activity, thereby reducing liquidity in these markets. To the extent the Fund holds fixed income securities or other securities that behave similarly to fixed income securities, the longer the maturity dates are for such securities will result in a higher likelihood of a decrease in value during periods of rising interest rates.
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Active Management Risk. Identifying the appropriate investment strategies, Sub-Advisers and Private Funds is difficult and involves a high degree of uncertainty. The performance of the Fund depends in large part upon the ability of the Adviser to choose successful Managers and upon the ability of the Adviser and the Managers to develop and implement investment strategies that achieve the Fund’s investment objective. Although the Adviser monitors the Managers, it is possible that one or more Managers may take substantial positions in the same instruments or markets at the same time, thereby interfering with the Fund’s investment goal. Managers are subject to various risks, including risks relating to operations and back office functions, property management, accounting, administration, risk management, valuation services and reporting, and may also face competition from other industry participates that may be more established, have larger asset bases and have larger numbers of qualified management and technical personnel.

While the Fund and the Adviser will evaluate regularly each Private Fund and its manager and each Sub-Adviser to determine whether their respective investment programs are consistent with the Fund’s investment objectives and whether the investment performance is satisfactory, the Adviser will not have any control over the investments made by a Private Fund and limited control over the investments made the Sub-Advisers. Even though Private Funds are subject to certain constraints, the Managers may change aspects of their investment strategies.
Certain Conflicts of Interest. Conflicts of interest may arise from the fact that the Adviser, the Managers and their affiliates may be carrying on substantial investment activities for other clients in which the Fund has no interest. In addition, the Adviser, the Managers and their respective affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in private investment funds, private investment companies or other investment vehicles in which the Fund will have no interest. Furthermore, the Adviser, the Managers and their respective affiliates manage the assets of and/or provide advice to registered investment companies, private investment funds and individual accounts other than the Fund, which could compete for the same investment opportunities as the Fund.
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Concentration Risk. The Fund may, from time to time, invest a substantial portion of its assets in a particular asset type, industry, geographic location or securities instrument. In particular, the Fund expects to concentrate its investments in U.S. investments in the real estate and infrastructure industries. As a result, the Fund’s portfolio may be subject to greater risk and volatility than if investments had been made in a broader diversification of investments in terms of asset type, geographic location or securities instrument. To the extent that the Fund’s portfolio is concentrated in a property type, geographic location or securities instrument, the risk of any investment decision is increased.

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Diversification Risk. The Fund is a “non-diversified” management investment company under the Investment Company Act. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a “diversified” management investment company. Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a “diversified” fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of its interests.

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Leverage Risk. Although the Fund has the option to borrow, there are significant risks that may be assumed in connection with such borrowings. Investors in the Fund should consider the various risks of financial leverage, including, without limitation, the likelihood of greater volatility of NAV of the Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund must pay will reduce the return to the shareholders; the effect of financial leverage in a market experiencing rising interest rates; and the potential for an increase in operating costs.

In addition to any borrowing utilized by the Fund, Private Funds in which the Fund invests may utilize financial leverage. The Private Funds may be able to borrow, subject to the limitations of their charters and operative documents. While leverage presents opportunities for increasing a Private Fund’s total return, it has the effect of potentially increasing losses as well.
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Liquidity Risk. The Fund may invest in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the Securities Act. The Fund may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which it purchased such securities. The Fund’s portfolio may include a number of investments for which no market exists and which have substantial restrictions on transferability. Some of the Private Funds may also invest all or a portion of their assets in private placements which are illiquid.

In addition, the Fund’s interests in the Private Funds are subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from a Private Fund pursuant to limited withdrawal rights. Some Private Funds also may suspend the repurchase rights of their shareholders, including the Fund, from time to time. The illiquidity of these interests may adversely affect the Fund were it to have to sell interests at an inopportune time.
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Privately Placed Securities Risk. The Fund may invest in non-exchange traded securities, including privately placed securities, which are subject to liquidity and valuation risks. These risks may make it difficult for those securities to be traded or valued, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition. The market for certain non-exchange traded securities may be limited to institutional investors, subjecting such investments to further liquidity risk if a market were to limit institutional trading. There may also be less information available regarding such non-exchange traded securities than for publicly traded securities, which may make it more difficult for the Adviser to fully evaluate the risks of investing in such securities and as a result place a Fund’s assets at greater risk of loss than if the Adviser had more complete information. In addition, the issuers of non-exchange traded securities may be distressed, insolvent, or delinquent in filing information needed to be listed on an exchange. Disposing of non-exchange traded securities, including privately placed securities, may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

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Municipal Securities Risk. The Fund may invest in municipal securities issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal securities can be affected by changes in their actual or perceived credit quality. The credit quality of municipal securities can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the state or region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over the counter (“OTC”), the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security.

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Floating and Variable Rate Obligations Risk. Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically in response to changes in the market rate of interest on which the interest rate is based. There may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
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Interval Fund Risk. The Fund is a closed-end investment company that provides limited liquidity through a quarterly repurchase policy under Rule 23c-3 under the Investment Company Act and is designed for long-term investors. Unlike many closed-end investment companies, the Fund’s Shares are not listed on any securities exchange and are not publicly-traded. There is currently no secondary market for the Shares and the Fund expects that no secondary market will develop. Shares are subject to substantial restrictions on transferability and may only be transferred or resold in accordance with the Declaration of Trust, Bylaws and the Fund’s repurchase policy. See “Quarterly Repurchases of Shares.”

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Environmental Risk. The Fund could face substantial risk of loss from claims based on environmental problems associated with the real estate underlying the Fund’s investments. Furthermore, changes in environmental laws or in the environmental condition of an asset may create liabilities that did not exist at the time of the acquisition of such investment by the Fund and that could not have been foreseen. In addition, the Fund could be affected by undisclosed matters, including, but not limited to, legal easements, breaches of planning legislation, building regulations and statutory regimes, and duties payable to municipalities and counties. It is therefore possible that the Fund could acquire an investment affected by such matters, which may have a material adverse effect on the value of such investments.

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Expenses Risk. By investing in pooled investment vehicles (including the Private Funds and REITs) indirectly through the Fund, shareholders will incur a proportionate share of the expenses of those other pooled investment vehicles held by the Fund (including operating costs, investment management fees and performance fees, as applicable), in addition to the expenses of the Fund.

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Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the purchasing power of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. Deflation risk is the risk that prices throughout the economy decline over time (the opposite of inflation). Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which could result in a decline in the value of the Fund’s portfolio.

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Limited Operating History Risk. The Fund commenced operations on [ ], 2020, and therefore has no operating history upon which prospective investors may evaluate the Fund’s past performance and potential future returns. While the senior investment professionals and other individuals employed by the Adviser have prior experience in Real Asset Debt Investment activities, past performance with respect to such Real Asset Debt Investment activities is not a guarantee of future results.

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Tax Risks. Special tax risks are associated with an investment in the Fund. Because the Fund intends to qualify and elect to be treated as a RIC under Subchapter M of the Code, it must satisfy, among other requirements, diversification and 90% gross income requirements, and a requirement that it distribute at least 90% of its income and net short-term gains in the form of deductible dividends. These requirements for qualification for the favorable tax treatment available to RICs require that the Adviser obtain information from or about the Private Funds in which the Fund is invested. However, Private Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund’s income and the diversification of its assets, and otherwise to comply with Subchapter M of the Code. Ultimately, this may limit the universe of Private Funds in which the Fund can invest.

You should invest in the Fund only if you can sustain a complete loss of your investment. An investment in the Fund should be viewed only as part of an overall investment program. No assurance can be given that the Fund’s investment program will be successful.

SUMMARY OF FUND EXPENSES
The following table summarizes the expenses of the Fund and is intended to assist shareholders and potential investors in understanding the various costs and expenses that they will bear, directly or indirectly, by investing in the Fund. Each figure below relates to a percentage of the Fund’s daily NAV over the course of a year.
Shares
Annual Fund Expenses (as a percentage of net assets attributable to Shares)(1)
Investment Management Fee(2)	[ ]%
Other Expenses(3)	[ ]%
Acquired Fund Fees and Expenses(4)	[ ]%
Total Annual Fund Expenses(5)	[ ]%
Fee Waiver and/or Expense Reimbursement(6)	[ ]%
Total Annual Fund Expenses After Fee Waiver and/or Expense Reimbursement	[ ]%
(1)
Amounts assume that the Fund sells $[ ] worth of Shares in this offering and that the Fund’s net offering proceeds from those sales equal $[ ]. The Fund’s Total Annual Fund Expenses do not include the indirect costs of the underlying Private Funds that are private REITs (i.e., entities that qualify for exemption under 3(c)(5)(C) of the Investment Company Act), as discussed further in footnote 5 below.

(2)
The Investment Management Fee is paid to the Adviser at an annual rate of [ ]% of NAV, which accrues daily and is payable quarterly in arrears. The Investment Management Fee shown above is estimated for the Fund’s current fiscal year. The Adviser pays the Sub-Advisers from its Investment Management Fee.

(3)
“Other Expenses” are based on estimated amounts for the Fund’s current fiscal year and include, without limitation, the Fund’s ongoing offering costs and fees and expenses of certain service providers. Actual fees and expenses may be greater or less than those shown.

(4)
Acquired Fund Fees and Expenses (“AFFE”) include certain of the fees and expenses incurred indirectly by the Fund as a result of investment in shares of investment companies (including short term cash sweep vehicles) and certain Private Funds. Although the Private Funds are not investment companies registered pursuant to the Investment Company Act, some of the fund structures may be considered traditional pooled investment vehicles (i.e., entities that would be investment companies but for Section 3(c)(1) and 3(c)(7) of the Investment Company Act) (“Pooled Investment Vehicles”) while many others are private REITs (i.e., entities that qualify for exemption under 3(c)(5)(C) of the Investment Company Act). AFFE includes certain of the fees and expenses, such as management fees (including performance fees, where applicable), audit, and legal expenses (“Operating Costs”), incurred indirectly by the Fund through its investments in Pooled Investment Vehicles (based on information provided by the managers of such Pooled Investment Vehicles), but excludes the Operating Costs incurred by the Fund through its investments in REITs. The calculation of AFFE is based on the Fund’s estimated net assets of $[ ] at [ ] and assumes investments in pooled investment vehicles of [ ]% of the Fund’s net assets. The Fund’s allocation to Pooled Investment Vehicles may change substantially over time and such changes may significantly affect AFFE. Assuming [ ]% of the Fund’s net assets were invested in REITs, the estimated operating costs of such REITs would equal approximately [ ]% of the Fund’s net assets. If the estimated REIT operating costs were included in AFFE, the Fund’s Total Annual Fund Expenses would equal [ ]%.

(5)	The Total Annual Fund Expenses provides a summary of all the direct fees and expenses of the Fund, but excludes the operating costs of the REITs. See footnote 4.
(6)
The Adviser has contractually agreed, for a one-year period following the effective date of this Prospectus, to reimburse the Fund to the extent the total operating expenses of the Fund exceed [ ]% per annum. This agreement may only be modified by the mutual consent of the Adviser and the Fund’s Board, including a majority of the Independent Trustees.

Example
The following example illustrates the hypothetical Annual Fund Expenses that you would pay on a $1,000 investment in the Fund assuming a 5% return and that annual expenses attributable to Shares remain unchanged. The example assumes that you invest $1,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example does not present actual expenses and should not be considered a representation of future expenses. Actual Fund expenses may be greater or less than those shown.
1 Year	3 Years	5 Years	10 Years
$[ ]	$[ ]	$[ ]	$[ ]
The purpose of the tables above is to assist you in understanding the various costs and expenses you would bear directly or indirectly as a shareholder of the Fund. For a more complete description of the various costs and expenses of the Fund. See “Management of the Fund.”
FINANCIAL HIGHLIGHTS
The Fund is newly organized and its Shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

RISK FACTORS
An investment in the Fund is subject to a high degree of risk. Risks of investing in the Fund are described below. For purposes of this section, references to “the Adviser” and “the Fund” should be read to include the Sub-Advisers and the Private Funds, respectively, as applicable. You should consider carefully the risks before investing in the Shares. You may also wish to consult with your legal or tax advisors before deciding whether to invest in the Fund.
Real Estate-Related Securities Risk
The Fund will not invest in real estate directly, but will invest in real estate-related debt, consisting of mezzanine and first mortgage debt, and directly in real estate through entities that qualify as REITs or investment vehicles treated similarly as private REITs for tax purposes. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values.
The following risks may affect real estate markets generally or specific assets and include, without limitation, general economic and social climate, regional and local real estate conditions, the supply of and demand for properties, the financial resources of tenants, competition for tenants from other available properties, the ability of the Private Funds to manage the real properties, changes in building, environmental, tax or other applicable laws, changes in real property tax rates, changes in interest rates, negative developments in the economy that depress travel activity, uninsured casualties, acts of God and other factors which are beyond the control of the Fund and the Adviser . Furthermore, changes in interest rates or the availability of debt may render the investment in real estate assets difficult or unattractive. The possibility of partial or total loss of capital will exist and investors should not subscribe unless they can readily bear the consequences of such loss. Many of these factors could cause fluctuations in occupancy rates, rent schedules or operating expenses, resulting in a negative effect on the value of real estate assets. Valuation of real estate assets may fluctuate. The capital value of the Fund’s investments may be significantly diminished in the event of a downward turn in real estate market prices.
Moreover, certain expenditures associated with real estate, such as taxes, debt service, maintenance costs and insurance, tend to increase over time and, in most cases, are not decreased by events adversely affecting rental revenues such as an unforeseen downturn in the real estate market, a lack of investor confidence in the market or a softening of demand. Thus, the cost of operating a property may exceed the rental income thereof. Insurance to cover losses and general liability in respect of properties may not be available or may be available only at prohibitive costs to cover losses from ongoing operations and other risks such as terrorism, earthquake, flood or environmental contamination. Even with comprehensive insurance to permit replacement in the event of total loss, certain types of losses are uninsurable or are not economically insurable, and the Fund will have no control over whether such insurance is maintained by the issuers in which it invests.
The Fund will invest in commercial real estate loans, mortgage loans, CMBS, B-Notes, mezzanine loans, and other similar types of investments. Commercial real estate loans are secured by multifamily or commercial property and are subject to risks of delinquency and foreclosure. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expenses or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, and changes in governmental rules, regulations and fiscal policies, including environmental legislation, natural disasters, terrorism, social unrest and civil disturbances.
In the event of any default under a mortgage loan held by the Fund, the Fund will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan, which could have a material adverse effect on the Fund’s cash flow from operations. In the event of a default by a borrower on a non-recourse loan, the only recourse for the holder of that investment will be to the underlying asset (including any escrowed funds and reserves) collateralizing the loan. If a borrower defaults on a commercial real estate loan and the underlying asset collateralizing the commercial real estate loan is insufficient to satisfy the outstanding balance of the commercial real estate loan, this may cause a loss of principal or interest for the Fund. In addition, even if with recourse to a borrower’s assets, there may not be full recourse to such assets in the event of a borrower bankruptcy.
Foreclosure of a mortgage loan can be an expensive and lengthy process that could have a substantial negative effect on anticipated returns on the foreclosed mortgage loan. In the event of the bankruptcy of a mortgage loan borrower, the mortgage loan to such borrower will be deemed to be secured only to the extent of the value of the underlying collateral at the time of bankruptcy (as determined by the bankruptcy court), and the lien securing the mortgage loan will be subject to the avoidance powers of the bankruptcy trustee or debtor-in-possession to the extent the lien is unenforceable under state law.
If the Fund makes or invests in mortgage loans and there are defaults under those mortgage loans, the Fund may not be able to repossess and sell the underlying properties in a timely manner. The resulting time delay could reduce the value of the investment in the defaulted mortgage loans. An action to foreclose on a property securing a mortgage loan is regulated by state statutes and regulations and is subject to many of the delays and expenses of other lawsuits if the defendant raises defenses or counterclaims. In the event of default by a mortgagor, these restrictions, among other things, may impede the Fund’s ability to foreclose on or sell the mortgaged property or to obtain proceeds sufficient to repay all amounts due to the Fund on the mortgage loan.
B-Notes. The Fund may invest in B-Notes. A B-Note is a mortgage loan typically (i) secured by a first mortgage on a single large commercial property or group of related properties and (ii) subordinated to an A-Note secured by the same first mortgage on the same collateral. As a result, if a borrower defaults, there may not be sufficient funds remaining for B-Note holders after payment to the A-Note holders. Since each transaction is privately negotiated, B-Notes can vary in their structural characteristics and risks. For example, the rights of holders of B-Notes to control the process following a borrower default may be limited in certain investments. The Fund cannot predict the terms of each B-Note investment and does not have control over the terms of the investments held by a Private Fund. Further, B-Notes typically are secured by a single property, and so reflect the increased risks associated with a single property compared to a pool of properties.
Mezzanine Loans. The Fund may invest in mezzanine loans that take the form of subordinated loans secured by a pledge of the ownership interests of either the entity owning the real property or an entity that owns (directly or indirectly) the interest in the entity owning the real property. These types of investments may involve a higher degree of risk than long-term senior mortgage lending secured by income-producing real property because the investment may become unsecured as a result of foreclosure by the senior lender. In the event of a bankruptcy of the entity providing the pledge of its ownership interests as security, the Fund may not have full recourse to the assets of such entity, or the assets of the entity may not be sufficient to satisfy the Fund’s mezzanine loan. If a borrower defaults on the Fund’s mezzanine loan or debt senior to the Fund’s loan, or in the event of a borrower bankruptcy, the Fund’s mezzanine loan will be satisfied only after the senior debt. As a result, the Fund may not recover some or all of the Fund’s investment. In addition, mezzanine loans may have higher loan-to-value ratios than conventional mortgage loans, resulting in less equity in the real property and increasing the risk of loss of principal.
The Fund may acquire interests in subordinated loans and invest in subordinated mortgage-backed securities. In the event a borrower defaults on a subordinated loan and lacks sufficient assets to satisfy the Fund’s loan, there may be a loss of principal or interest. In the event a borrower declares bankruptcy, the holder of the investment may not have full recourse to the assets of the borrower, or the assets of the borrower may not be sufficient to satisfy the loan.
In general, losses on a mortgage loan included in a securitization will be borne first by the equity holder of the property, then by a cash reserve fund or letter of credit, if any, and then by the “first loss” subordinated security holder. In the event of default and the exhaustion of any equity support, reserve fund, letter of credit and any classes of securities junior to those in which held by the Fund, the Fund may not be able to recover all of the Fund’s investment in the securities purchased. In addition, if the underlying mortgage portfolio has been overvalued by the originator, or if the values subsequently decline and, as a result, less collateral is available to satisfy interest and principal payments due on the related mortgage-backed securities, the securities in which the Fund may effectively become the “first loss” position behind the more senior securities, which may result in significant losses to the Fund.

Investments in commercial real estate loans are subject to changes in credit spreads. When credit spreads widen, the economic value of such investments decrease. Even though a loan may be performing in accordance with its loan agreement and the underlying collateral has not changed, the economic value of the loan may be negatively impacted by the incremental interest foregone from the widened credit spread.
Investment in long-term fixed rate debt securities will decline in value if long-term interest rates increase. Additionally, investments in floating-rate debt will be impacted by decreases in interest rates that may have a negative effect on value and interest income. Declines in market value may ultimately reduce earnings or result in losses to the Fund, which may negatively affect cash available for distribution to shareholders.
The decline in the broader credit markets related to the sub-prime mortgage dislocation has caused the global financial markets to become more volatile and the United States homebuilding market has been dramatically impacted as a result. The confluence of the dislocation in the real estate credit markets with the broad based stress in the United States real estate industry could create a difficult operating environment for owners of real estate in the near term and investors should be aware that the general risks of the Fund investing in real estate may be magnified.
Mortgage-Backed Securities. The Fund will invest in mortgage-backed securities on commercial real estate. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. The yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates. The Fund may also hold mortgage-related securities without insurance or guarantees if the Adviser determines that the securities meet the Fund’s quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid.
Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.
The value of mortgage-backed securities may also change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the mortgage securities market as a whole. Mortgage-backed securities are also subject to several risks created through the securitization process. Subordinate mortgage-backed securities are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes delinquent loans, there is a risk that the interest payment on subordinate mortgage-backed securities will not be fully paid. Subordinate mortgage-backed securities are also subject to greater credit risk than those mortgage-backed securities that are more highly rated. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.
Through its investments in mortgage-backed securities, including those that are issued by private issuers, the Fund may have exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities and other entities that acquire and package mortgage loans for resale as mortgage-backed securities. Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself.
In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.
The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.
Infrastructure-Related Companies Risk
General. An investment in the Fund is subject to certain risks associated with the ownership of infrastructure and infrastructure-related assets in general, including: the burdens of ownership of infrastructure; local, national and international economic conditions; the supply and demand for services from and access to infrastructure; the financial condition of users and suppliers of infrastructure assets; changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of infrastructure assets difficult or impracticable; changes in environmental laws and regulations, and planning laws and other governmental rules; environmental claims arising in respect of infrastructure acquired with undisclosed or unknown environmental problems or as to which inadequate reserves have been established; changes in energy prices; changes in fiscal and monetary policies; negative developments in the economy that depress travel; uninsured casualties; force majeure acts, terrorist events, under-insured or uninsurable losses; and other factors which are beyond the reasonable control of the Fund. In many cases, the rates, or the fees charged to end users, that are charged by infrastructure assets are determined by regulators, concession agreements with governments and long-term contracts. Owners of such assets in many cases have the ability to increase such rates or fees in connection with inflation, economic growth, or otherwise. Many of these factors could cause the value of infrastructure debt investments to decline and negatively affect the Fund’s returns.
Regulatory Risks. Government authorities at all levels are actively involved in the promulgation and enforcement of regulations relating to matters affecting the ownership, use and operation of infrastructure assets. The institution and enforcement of such regulations could have the effect of increasing the expenses, and lowering the income or rate of return, as well as adversely affecting the value, the Fund.
Many of the infrastructure investments may be subject to varying degrees of statutory and regulatory requirements, including those imposed by zoning, environmental, safety, labor and other regulatory or political authorities. Such investments may require numerous regulatory approvals, licenses and permits to commence and continue their operations. Failure to obtain or a delay in obtaining relevant permits or approvals could hinder construction or operation and could result in fines or additional costs for a project entity or a Private Fund, loss of such rights to operate the affected business, or both, which in each case could have a material adverse effect on the investments. Where a Private Fund’s ability to operate a business is subject to a concession or lease from the government, the concession or lease may restrict its ability to operate the business in a way that maximizes cash flows and profitability. The impact on Private Funds, of these requirements, may be complicated by the fact that Private Funds may operate in multiple jurisdictions.

Adoption of new laws or regulations, or changes in interpretations of existing ones, or any of the other regulatory risks mentioned above could have a material adverse effect on an investments and on the Fund’s ability to meet its investment objective.
Operating and Technical Risks. Infrastructure investments may be subject to operating and technical risks, including risk of mechanical breakdown, failure to perform according to design specifications, labor and other work interruptions, and other unanticipated events that adversely affect operations. There can be no assurance that any or all such risk can be mitigated. An operating failure may lead to loss of a license, concession or contract on which an investment may depend.
The long-term profitability of an infrastructure project, once constructed, is partly dependent upon efficient operation and maintenance of the assets. Inefficient operations and maintenance and, in certain infrastructure sectors, latent defects in acquired infrastructure assets may adversely affect the financial returns of the Fund.
Government Contract Risk. To the extent that the Fund invests in assets that are governed by concession agreements with governmental authorities (whether at the national, state, local, district or other level), there is a risk that these authorities may not be able to or may choose not to honor their obligations under such agreement, especially over the long term.
Government leases or concessions may also contain clauses more favorable to the government counterparty than would a typical commercial contract. For instance, a lease or concession may enable the government to terminate the lease or concession in certain circumstances without requiring it to pay adequate compensation. In addition, government counterparties also may have the discretion to change or increase regulation of a Private Fund’s operations, or implement laws or regulations affecting such fund’s operations, separate from any contractual rights they may have. Governments have considerable discretion in implementing regulations that could impact infrastructure assets, and because infrastructure businesses provide, in many cases, basic, everyday services, and face limited competition, governments may be influenced by political considerations and may make decisions that adversely affect the infrastructure investments.
Capital Expenditures. There is a risk that unforeseen factors may require capital expenditures in excess of forecasts and a risk that new or additional regulatory requirements, safety requirements or issues related to asset quality and integrity may result in the need for additional capital expenditure for refurbishment, reinforcement or replacement of infrastructure assets.
Demand and User Risk. The revenue generated by infrastructure and infrastructure-related assets may be impacted by the demand of users or the number of users for the products or services provided by such assets (for example, traffic volume on a toll road). Any reduction in demand and/or the number of users may negatively impact the profitability of the infrastructure investment. Demand for infrastructure assets may be subject to seasonal variations leading to increased or reduced revenues and profitability at various times during the year, which could affect the short term returns to the Fund.
Lack of Liquidity of Infrastructure Assets. Although infrastructure investments may generate some current income, they are expected to be generally illiquid. In addition, public sentiment and political pressures may affect the ability of the Fund to sell one or more of its infrastructure investments. As a result, it may be difficult from time to time for such fund to realize, sell or dispose of an infrastructure investment at an attractive price or at the appropriate time or in response to changing market conditions, or the Fund may otherwise be unable to complete a favorable exit strategy. Losses on unsuccessful investments may be realized before gains on successful investments are realized. Although some infrastructure investments may generate operating income, the full return of capital and the realization of gains, if any, will generally occur only upon the partial or complete disposal of such an investment. Additionally, income from some infrastructure investments will not be realized until a number of years after they are made.
The Fund may hold securities or other instruments issued in conjunction with the financing of and infrastructure investment. Such securities and instruments are generally not publicly traded. In the United States, such securities and instruments are generally unregistered for securities law purposes and can generally be resold only in privately negotiated transactions or in a public offering registered under the Securities Act. Outside the United States, similar restrictions may apply. Considerable delay in resale could be encountered in either case and, unless otherwise contractually provided for, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in a Private Fund’s inability to realize a favorable price upon disposition of unlisted securities or instruments, and at times might make disposition of such securities and instruments impossible.
Litigation Risk. Infrastructure assets are often governed by a complex series of legal documents and contracts. As a result, the risks of a dispute over interpretation or enforceability of the documentation and consequent costs and delays may be higher than for other investments. In addition, a Private Fund may be subject to claims by third parties (either public or private), including environmental claims, legal action arising out of acquisitions or dispositions, workers’ compensation claims and third party losses related to disruption of the provision of infrastructure services by an infrastructure provider. Further, it is not uncommon for infrastructure assets to be exposed to legal action from special interest groups seeking to impede particular infrastructure projects to which they are opposed. If any of the infrastructure investments become involved in material or protracted litigation, the litigation expenses and the liability threatened or imposed could have a material adverse effect on the Fund.
Project Finance. Some infrastructure investments may be structured on a project finance basis. A project finance structure entails the assumption of “project risk” by equity investors such as a Private Fund, usually without recourse to a project sponsor. Such risk can include many, if not all of the risks discussed in this “Certain Risk Factors” section. A Private Fund may also invest in some projects and facilities at an early stage of development. These projects involve additional uncertainties, including the possibility that the projects may not be completed, operating licenses may not be obtained, and permanent financing may be unavailable.
Follow-On Investments. A Private Fund may be called upon to provide additional funding for an infrastructure investment or have the opportunity to increase such an investment. There can be no assurance that a Private Fund will wish to make follow-on investments or that it will have sufficient funds to do so. Similarly, co-investors may decline to fund their pro rata share of any such follow-on investments. Any decision by a Private Fund or a co-investor not to make a follow-on investment or their inability to make them may have a substantial negative impact on such an infrastructure investment in need of further investment or may diminish a Private Fund’s ability to influence the investments future development.
Debt Securities and Related Investments Risk
The Fund intends to invest in real asset-related debt securities, including but not limited to senior secured debt, subordinated debt, term loan B facilities, senior loans, mezzanine debt, B-notes, agency debt and other infrastructure-related debt. Certain factors may materially and adversely affect the market price and yield of such debt securities, including investor demand, changes in the financial condition of the borrower, government fiscal policy and domestic or worldwide economic conditions. It is likely that many of the debt securities in which the Fund may invest will be unrated, or, if rated, below investment grade, and whether or not rated, the debt securities may have speculative characteristics. In addition, there may be transfer restrictions on the private debt securities or, if applicable, the secondary market on which such debt securities are traded may be less liquid than the market for investment-grade securities, meaning such debt securities are subject to greater liquidity risk than investment-grade securities, and it may be more difficult to hedge against the risks associated with such debt securities.
Investments of the Fund in the form of private debt securities generally will be expected to be held for the duration of their term. While from time to time the Fund may seek to exit an investment prior to maturity, investments are likely to be relatively illiquid. The Fund’s ability to dispose of investments in such situations may be constrained by a general shortage of local capital and the absence of interest from third parties who may be seeking to acquire the debt securities and any such exit or disposal may be at a discount.
Loan-Related Investments Risk
In addition to risks generally associated with debt securities and related investments (e.g., credit risk, interest rate risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund or Private Funds had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. The Fund may not be entitled to rely on the anti-fraud protections of the federal securities laws in connection with its loan-related investments, although it may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s repurchase obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from a credit facility, if necessary to raise cash to meet its obligations. During periods of heightened repurchase activity or distressed market conditions, the Fund may seek to obtain expedited trade settlement, which will generally incur additional costs (although expedited trade settlement will not always be available).
The Fund may invest in loans in any part of the capital structure. Senior loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Second lien loans are subordinated or unsecured, and thus lower in priority of payment to senior loans, and are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans generally have greater price volatility than senior loans and may be less liquid. Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments.
Loan Assignment and Participation Risk
The Fund may purchase loan assignments and participations. As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could have a partial ownership interest in any collateral and could bear the costs and liabilities of owning and disposing of the collateral. In connection with purchasing participations, the Fund generally will not have any right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
Private Funds Risk
The Private Funds will not be subject to the Investment Company Act, nor will they be publicly traded. As a result, the Fund’s investments in the Private Funds will not be subject to certain protections afforded to shareholders under the Investment Company Act. These protections include, among others, certain corporate governance standards, such as the requirement of having a certain percentage of the trustees serving on a board as independent trustees, statutory protections against self-dealing by the Sub-Advisers and managers of the Private Funds (collectively, the Sub-Advisers and managers of Private Funds are referred to herein as “Managers”), and leverage limitations.
Since the Fund may make additional investments in the Private Funds only at certain times pursuant to limitations set forth in the governing agreements of the Private Funds, the Fund from time to time may have to hold some, or in certain cases a substantial amount, of its assets temporarily in money market securities, cash or cash equivalents, possibly for several months.
The Fund may also be required to indemnify certain of the Private Funds from any liability, damage, cost or expense arising out of breaches of representations and warranties included in the Private Fund’s subscription documents and certain acts or omissions relating to the offer or sale of the Fund’s Shares. In addition, Private Funds may have indemnification obligations to the respective service providers they employ, which may result in increases to the fees and expenses for such Private Funds.
The Private Funds may trade independently of each other and may pursue investment strategies that “compete” with each other for execution or that cause the Fund to participate in positions that offset each other (in which case the Fund would bear its pro rata share of commissions and fees without the potential for a profit). Also, the Fund’s investments in any particular Private Fund could increase the level of competition for the same trades that other Private Funds might otherwise make, including the priorities of order entry. This could make it difficult or impossible to take or liquidate a position in a particular security at a price consistent with the Adviser’s strategy.
To the extent the Fund holds non-voting securities of, or contractually foregoes the right to vote in respect of, a Private Fund (which it intends to do in order to avoid being considered an “affiliate” of a Private Fund within the meaning of the Investment Company Act), it will not be able to vote on matters that require the approval of the investors of the Private Fund, including a matter that could adversely affect the Fund’s investment, such as changes to the Private Fund’s investment objective or policies or the termination of the Private Fund. See “Investment Objective, Strategies and Investment Features – Investment Objective.”
By investing in the Private Funds indirectly through the Fund, a shareholder bears two layers of asset-based fees and expenses – at the Fund level and the Private Fund level. In the aggregate, these fees might exceed the fees that would typically be incurred by a direct investment with a single Sub-Adviser or Private Fund. The Fund may also invest in Private Funds that invest in other investment vehicles, thereby subjecting the Fund, and Fund shareholders, to an additional level of fees. In the aggregate, these fees and expenses could be substantial and adversely affect the value of any investment in the Fund.
Investment in Private Funds carries the risk of loss due to Private Funds’ fraud, intentional or inadvertent deviations from a predefined investment strategy (including excessive concentration, directional investing outside of predefined ranges, excessive leverage or new capital markets), or simply poor judgment. During the lifetime of the Fund, there could be material changes in one or more Private Funds, including changes in control, initial public offerings and mergers. The effect of such changes on a Private Fund cannot be predicted but could be material and adverse. Given the limited liquidity of the Private Funds, the Fund may not be able to alter its portfolio allocation in sufficient time to respond to any such changes, resulting in substantial losses from risks of Private Funds.
REITs Risk
The Fund will invest in real estate indirectly through entities that qualify as REITs. Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no guarantee that any entity in or through which the Fund invests will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund’s yield on that investment and could adversely affect the Fund’s NAV.
Dividends paid by REITs do not qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. See “Tax Aspects” in the SAI. The Fund’s investments in REITs may include an additional risk to shareholders. Some or all of a REIT’s annual distributions to its investors may constitute a return of capital. Any such return of capital is not taxable, but will reduce the Fund’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund’s basis in its shares of such REIT, the Fund will recognize gain, which may increase the likelihood that Fund distributions to shareholders may also include a return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their Shares of the Fund, but not below zero. To the extent the distribution exceeds a shareholder’s basis in the Fund’s Shares, such shareholder will recognize a capital gain. The Fund does not have any investment restrictions with respect to investments in REITs.
Preferred Securities Risk
The Fund may invest in preferred shares of other issuers. Preferred shares are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common shareholders, but after bond holders and other creditors. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed (or floating) dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer’s common stock.
Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or noncumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.
The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.
High Yield Securities Risk
High yield securities (commonly referred to as “junk bonds”) are below investment grade debt securities or comparable unrated securities and are considered predominantly speculative. Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The issuers of high yield securities may be more adversely affected than issuers of higher rated securities by specific corporate or governmental developments or the issuers’ inability to meet specific projected business forecasts. Changes in economic conditions are also more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. The recent economic downturn has severely affected the ability of many highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Fund’s NAV to the extent that it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.
The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating the Fund’s NAV.
Since investors generally perceive that there are greater risks associated with lower quality debt securities, the yields and prices of such securities tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.
Issuer Risk
Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service. The Fund may also invest in securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (also known as “distressed debt”). To the extent that the Fund invests in distressed debt, the Fund is subject to the risk that it may lose a portion or all or its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt.

Credit Risk
The credit quality of securities held by the Fund can change rapidly in certain market environments, particularly during times of market volatility, and the default of a single holding could cause significant NAV deterioration. An issuer or guarantor of debt securities (or a borrower or counterparty to a repurchase agreement or reverse repurchase agreement) may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms and/or may go bankrupt. These risks are more pronounced in connection with the Fund’s investments in non-investment grade fixed income securities. The Fund’s returns would be adversely impacted if a borrower becomes unable to make such payments when due. Although the Fund will make investments that the Adviser believes are secured by specific collateral the value of which may initially exceed the principal amount of such investments, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Certain of the Fund’s investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In such cases, the borrower’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the borrower, the occurrence of which is uncertain.
Interest Rate Risk
A wide variety of factors can cause interest rates or yields of U.S. Treasury securities or other types of bonds to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, reduced market demand for low yielding investments, etc.). This is especially true under current conditions because interest rates and bond yields are near historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields. If interest rates increase, such increases may result in a decline in the value of the fixed income or other investments held by the Fund that move inversely to interest rates. A decline in the value of such investments would result in a decline in the Fund’s NAV. Additionally, further changes in interest rates could result in additional volatility and could cause Fund shareholders to tender their Shares for repurchase at its regularly scheduled repurchase intervals. The Fund may need to liquidate portfolio investments at disadvantageous prices in order to meet such repurchases. Further increases in interest rates could also cause dealers in fixed income securities to reduce their market making activity, thereby reducing liquidity in these markets. To the extent the Fund holds fixed income securities or other securities that behave similarly to fixed income securities, the longer the maturity dates are for such securities will result in a higher likelihood of a decrease in value during periods of rising interest rates.
Active Management Risk
Identifying the appropriate investment strategies, Sub-Advisers, and Private Funds is difficult and involves a high degree of uncertainty. The performance of the Fund depends in large part upon the ability of the Adviser to choose successful Managers and upon the ability of the Adviser and the Managers to develop and implement investment strategies that achieve the Fund’s investment objective. Although the Adviser monitors the Managers, it is possible that one or more Managers may take substantial positions in the same instruments or markets at the same time, thereby interfering with the Fund’s investment goals. In addition, Managers may make investment decisions that conflict with each other; for example, at any particular time, one Manager may be purchasing shares of an issuer whose shares are being sold by another Manager. Consequently, the Fund indirectly could incur transaction costs without accomplishing any net investment result.
Furthermore, the Managers have varying levels of experience – some may be newly organized and have no, or limited, operating histories. Although the Adviser receives detailed information from each Manager regarding its historical performance and investment strategy, there may be some information that the Adviser cannot independently verify. In addition, a particular Manager’s past successful performance is not necessarily an indication of such Manager’s future performance. There can be no assurance that the Adviser’s assessments of Managers will prove accurate or that the Fund will achieve its investment objective.
In addition, Managers, like other Fund service providers, are subject to various risks, including risks relating to operations and back office functions, property management, accounting, administration, risk management, valuation services and reporting. Managers may also face competition from other industry participates that may be more established, have larger asset bases and have larger numbers of qualified management and technical personnel.

Additionally, the investment strategies pursued by certain Managers may evolve over time, which may limit the Adviser’s ability to assess a Manager’s ability to achieve its long-term investment objective.
Although the Fund and the Adviser will evaluate regularly each Private Fund and its manager and each Sub-Adviser to determine whether their respective investment programs are consistent with the Fund’s investment objectives and whether the investment performance is satisfactory, the Adviser will not have any control over the investments made by a Private Fund and limited control over the investments made the Sub-Advisers. Even though Private Funds are subject to certain constraints, the Managers may change aspects of their investment strategies. The Managers may do so at any time (for example, such change may occur immediately after providing the Adviser with the quarterly unaudited financial information for the Private Fund). The Adviser may reallocate the Fund’s investments among the Private Funds, but the Adviser’s ability to do so may be constrained by the withdrawal limitations imposed by the Private Funds. The Fund’s investments in certain Private Funds may be subject to lock-up periods, during which the Fund may not withdraw its investment. These withdrawal limitations may prevent the Fund from reacting rapidly to market changes should a Private Fund fail to effect portfolio changes consistent with such market changes and the demands of the Adviser. Such withdrawal limitations may also restrict the Adviser’s ability to terminate investments in Private Funds that are poorly performing or have otherwise had adverse changes. The Adviser will engage in due diligence in an effort to ensure that the Fund’s assets are invested in Private Funds that provide reports that will enable them to monitor the Fund’s investments as to their overall performance, sources of income, asset valuations, and liabilities; however, there is no assurance that such efforts will necessarily detect fraud, malfeasance, inadequate back office systems, or other flaws or problems with respect to the Private Fund’s operations and activities. The Adviser will be dependent on information provided by the Private Fund, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Adviser’s ability to manage the Fund’s investment portfolio in accordance with its investment objectives.
Certain Conflicts of Interest. Conflicts of interest may arise from the fact that the Adviser, the Managers and their affiliates may be carrying on substantial investment activities for other clients in which the Fund has no interest. The Adviser, the Managers, and their respective affiliates manage the assets of and/or provide advice to registered investment companies, private investment funds and individual accounts (collectively, “Adviser Clients”) other than the Fund, which could compete for the same investment opportunities as the Fund. In addition, the Adviser, the Managers and their respective affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in private investment funds, private investment companies or other investment vehicles in which the Fund will have no interest. The Adviser, the Managers and their respective affiliates may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular Adviser Client or for themselves or their officers, directors, partners, members or employees, but not for the Fund. Situations may arise in which the Adviser, the Managers and/or their respective affiliates or Adviser Clients have made investments which would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The investment activities of the Adviser, the Managers and their respective affiliates and any of their respective officers, directors, partners, members or employees may disadvantage the Fund in certain situations, if, among other reasons, the investment activities limit the Fund’s ability to invest.
Furthermore, the officers or employees of the Adviser will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity among the Fund and Adviser Clients. The Adviser and the Managers managing and their respective officers and employees will devote so much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.
Personnel of the Adviser may also periodically discuss investment research and due diligence with portfolio managers and other senior personnel of the Managers and/or their respective affiliates. Investment decisions for the Fund are made independently from those of Adviser Clients. If, however, the Fund desires to invest in, or withdraw from, the same Private Fund as an Adviser Client, the opportunity will be allocated equitably. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Adviser Clients, in all available investments. In some cases, investments for Adviser Clients may be on terms different than, and sometimes more favorable than, an investment made on behalf of the Fund. In addition, the Adviser, the Managers and/or their respective affiliates or Adviser Clients may also have an interest in an account or investment vehicle managed by, or enter into relationships with, a Sub-Adviser or its affiliates on terms different, and potentially more favorable, than an interest in the Fund, which may adversely affect the amount the Fund will be able to invest in a Private Fund. In other cases, the Fund may invest in a manner opposite to that of Adviser Clients

(i.e., the Fund buying an investment when Adviser Clients are selling, and vice-versa). Additionally, because any selling agents or their affiliates may provide brokerage, placement, investment banking and other financial or advisory services from time to time to one or more accounts or entities managed by the Managers or their affiliates, including the Private Funds, and receive compensation for providing these services, these relationships could preclude the Fund from engaging in certain transactions and could constrain the Fund’s investment flexibility. In addition, the Fund is subject to certain limitations relating to joint transactions with affiliates, which in certain circumstances will limit the Fund’s ability to make investments or enter into other transactions alongside other Adviser Clients. There can be no assurance that such regulatory restrictions will not adversely affect the Fund’s ability to capitalize on attractive investment opportunities. Managers may also receive research products and services in connection with the brokerage services that the Adviser, the Managers managing Private Funds, the Sub-Advisers acting as sub-advisers, and their respective affiliates may provide from time to time to one or more Manager Accounts or to the Fund.
Concentration Risk
The Fund may, from time to time, invest a substantial portion of its assets in a particular asset type, industry, geographic location or securities instrument. In particular, the Fund expects to concentrate its investments in U.S. investments in the real estate and infrastructure industries. As a result, the Fund’s portfolio may be subject to greater risk and volatility than if investments had been made in a broader diversification of investments in terms of asset type, geographic location or securities instrument. To the extent that the Fund’s portfolio is concentrated in a property type, geographic location or securities instrument, the risk of any investment decision is increased.
Diversification Risk
The Fund is a “non-diversified” management investment company under the Investment Company Act. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a “diversified” management investment company. Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a “diversified” fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of its interests.
Leverage Risk
Although the Fund has the option to borrow, there are significant risks that may be assumed in connection with such borrowings. Investors in the Fund should consider the various risks of financial leverage, including, without limitation, the matters described below. There is no assurance that a leveraging strategy would be successful. Financial leverage involves risks and special considerations for shareholders including:
•	the likelihood of greater volatility of NAV of the Shares than a comparable portfolio without leverage;
•	the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund must pay will reduce the return to the shareholders;
•	the effect of financial leverage in a market experiencing rising interest rates, which would likely cause a greater decline in the NAV of the Shares than if the Fund were not leveraged; and
•	the potential for an increase in operating costs, which may reduce the Fund’s total return.
In the event that the Fund would be required to sell assets at a loss, including in order to redeem or pay off any borrowing, such a sale would reduce the Fund’s NAV and may make it difficult for the NAV to recover. The Fund nevertheless may continue to use financial leverage if the Adviser expects that the benefits to the shareholders of maintaining the leveraged position likely would outweigh a resulting reduction in the current return.
Certain types of borrowings by the Fund would result in the Fund being subject to covenants in credit agreements relating to asset coverage and Fund composition requirements that are more stringent than those currently imposed on the Fund by the Investment Company Act. In addition, borrowings by the Fund may be made on a secured basis. The Fund’s Custodian will then either segregate the assets securing the Fund’s borrowings for the benefit of the Fund’s lenders or arrangements will be made with a suitable sub-custodian. If the assets used to secure a borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets. In the event of a default, the lenders will have the right, through the Custodian, to redeem the Fund’s investments without consideration of whether doing so would be in the best interests of the Fund’s shareholders. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund’s shareholders, and the terms of the Fund’s borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of instruments that the Fund would otherwise purchase.
The use of financial leverage involves financial risk and would increase the exposure of the Fund’s investment returns to adverse economic factors such as rising interest rates, downturns in the economy or deterioration in the condition of the investments. There is a risk that operating cash flow available to the Fund would be insufficient to meet required payments and a risk that it would not be possible to refinance existing indebtedness or that the terms of such refinancing would not be as favorable as the terms of existing indebtedness. Borrowings by the Fund may be secured by any or all of the assets of the Fund, with the consequences that the Fund may lose more than its equity stake in any one investment, and may lose all of its capital.
In addition to any borrowing utilized by the Fund, Private Funds in which the Fund invests may utilize financial leverage. The Private Funds may be able to borrow, subject to the limitations of their charters and operative documents. While leverage presents opportunities for increasing a Private Fund’s total return, it has the effect of potentially increasing losses as well. If income and appreciation on investments made with borrowed funds are less than the required interest payments on the borrowings, the value of the Private Fund will decrease. Additionally, any event which adversely affects the value of an investment by a Private Fund would be magnified to the extent such Private Fund is leveraged. The cumulative effect of the use of leverage by a Private Fund in a market that moves adversely to such Private Fund’s investments could result in a substantial loss to the Private Fund which would be greater than if the Private Fund were not leveraged. Furthermore, the Private Funds will hold their investments in entities organized as REITs, corporations or other entities that provide that the Fund’s risk of loss will be limited to the amount of the investment by the Fund. Nevertheless, while leverage presents opportunities for increasing a Private Fund’s, and consequently the Fund’s, total return, it has the effect of potentially increasing losses as well.
Liquidity Risk
The Fund may invest in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the Securities Act.
Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the prevailing price when it decided to sell. The Fund may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which it purchased such securities. The Fund’s portfolio may include a number of investments for which no market exists and which have substantial restrictions on transferability.
Some of the Private Funds may invest all or a portion of their assets in private placements which are illiquid. Additionally, the Fund’s repurchase process could involve substantial complications and delays, as the ability of the Fund to honor repurchase requests is dependent in part upon the Fund’s ability to make withdrawals from Private Funds which may be delayed, suspended altogether or not possible because, among other reasons, (i) many Private Funds permit withdrawals only on an infrequent basis, which timing is not likely to coincide with the repurchase dates of the Fund, (ii) some Private Funds may impose limits (known as “gates”) on the aggregate amount that a shareholder or all shareholders in the Private Fund may withdraw on any single withdrawal date, and (iii) the Private Funds’ portfolios may include investments that are difficult to value and that may only be able to be disposed of at substantial discounts or losses.
In addition, the Fund’s interests in the Private Funds are subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from a Private Fund pursuant to limited withdrawal rights. Some Private Funds also may suspend the repurchase rights of their shareholders, including the Fund, from time to time. The illiquidity of these interests may adversely affect the Fund were it to have to sell interests at an inopportune time. Overall, the types of restrictions on investments by the Private Funds affect the Fund’s ability to invest in, hold, vote the shares of, or sell the Private Funds. Furthermore, the Fund, upon its withdrawal of all or a portion of its interest in a Private Fund, may receive an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of.

Valuation Risk
The value of the Fund’s investments will be difficult to ascertain and the valuations provided in respect of the Fund’s privately-placed securities, including the Private Funds, will likely vary from the amounts the Fund would receive upon withdrawal of its investments. While the valuation of the Fund’s publicly-traded securities, if any, are more readily ascertainable, the Fund’s ownership interest in the Private Funds are not publicly traded and the Fund will depend on the Manager to a Private Fund to provide a valuation, or assistance with a valuation, of the Fund’s investment. Moreover, the valuation of the Fund’s investment in a Private Fund, as provided by a Manager as of a specific date, may vary from the fair value of the investment that may be obtained if such investment were sold to a third party. For information about the value of the Fund’s investment in Private Funds, the Adviser will be dependent on information provided by the Private Funds, including quarterly unaudited financial statements which, if inaccurate, could adversely affect the Adviser’s ability to value accurately the Fund’s Shares.
Privately Placed Securities Risk
The Fund may invest in non-exchange traded securities, including privately placed securities, which are subject to liquidity and valuation risks. These risks may make it difficult for those securities to be traded or valued, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition. The market for certain non-exchange traded securities may be limited to institutional investors, subjecting such investments to further liquidity risk if a market were to limit institutional trading. There may also be less information available regarding such non-exchange traded securities than for publicly traded securities, which may make it more difficult for the Adviser to fully evaluate the risks of investing in such securities and as a result place a Fund’s assets at greater risk of loss than if the Adviser had more complete information. In addition, the issuers of non-exchange traded securities may be distressed, insolvent, or delinquent in filing information needed to be listed on an exchange. Disposing of non-exchange traded securities, including privately placed securities, may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible. Securities purchased in private placements may be subject to legal or contractual restrictions on resale. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration.
Municipal Securities Risk
The Fund may invest in municipal securities issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal securities can be affected by changes in their actual or perceived credit quality. The credit quality of municipal securities can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the state or region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over the counter (“OTC”), the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which may enable the Fund to demand payment on short notice from the issuer or a financial intermediary.
Securities of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal bonds. Additionally, certain other proposals have been introduced that would have the effect of taxing a portion of exempt interest and/or reducing the tax benefits of receiving exempt interest. It can be expected that similar proposals may be introduced in the future. As a result of any such future legislation, the availability of such municipal bonds for investment by the Fund and the value of such municipal bonds held by the Fund may be affected. In addition, it is possible that events occurring after the date of a municipal bond’s issuance, or after the Fund’s acquisition of such obligation, may result in a determination that the interest paid on that obligation is taxable, in certain cases retroactively.
Municipal securities may include industrial development bonds and pollution control bonds, which in most cases are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities depend upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.
Floating and Variable Rate Obligations Risk
Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically in response to changes in the market rate of interest on which the interest rate is based. There may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”). Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
Interval Fund Risk
The Fund is a closed-end investment company that provides limited liquidity through a quarterly repurchase policy under Rule 23c-3 under the Investment Company Act and is designed for long-term investors. Unlike many closed-end investment companies, the Fund’s Shares are not listed on any securities exchange and are not publicly-traded. There is currently no secondary market for the Shares and the Fund expects that no secondary market will develop. Shares are subject to substantial restrictions on transferability and may only be transferred or resold in accordance with the Declaration of Trust, Bylaws and the Fund’s repurchase policy.
Limited liquidity is provided to shareholders only through the Fund’s quarterly Repurchase Offers for no less than 5% of the shares outstanding on the Repurchase Request Deadline. This amount may be adjusted by the Board at any time to an amount no less than 5% nor more than 25% of the outstanding Shares. There is no guarantee that shareholders will be able to sell all of the Shares they desire in a quarterly Repurchase Offer. Additionally, in certain instances such Repurchase Offers may be suspended or postponed by a vote of a majority of the Board, including a vote by a majority of the Independent Directors, as permitted by the Investment Company Act and other laws. See “Quarterly Repurchases of Shares”.
Environmental Risk
The Fund could face substantial risk of loss from claims based on environmental problems associated with the real estate underlying the Fund’s investments. Furthermore, changes in environmental laws or in the environmental condition of an asset may create liabilities that did not exist at the time of the acquisition of such investment by the Fund and that could not have been foreseen. Such laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of such environmental condition.
In addition to the risk of environmental liability attaching to an investment, it is possible that investments acquired by the Fund could be affected by undisclosed matters. In respect of acquired land, the Fund’s investment in a Private Fund that owns such land could be affected by undisclosed matters such as legal easements, leases and all charges on property that have been registered and all charges that the acquiring entity is or should have been aware of at the time of the acquisition. Liability could also arise from the breaches of planning legislation and building regulations. Undisclosed breaches of other statutory regimes such as health and safety, fire and public health legislation, could also give rise to liability. The property owner could also be liable for undisclosed duties payable to municipalities and counties as well as public claims deriving from supply to the property of water, electricity and other utilities and services. It is therefore possible that the Fund could acquire an investment affected by such matters, which may have a material adverse effect on the value of such investments.

Expenses Risk
By investing in pooled investment vehicles (including the Private Funds and REITs) indirectly through the Fund, shareholders will incur a proportionate share of the expenses of those other pooled investment vehicles held by the Fund (including operating costs, investment management fees and performance fees, as applicable), in addition to the expenses of the Fund.
Market Disruption, Health Crises, Terrorism and Geopolitical Risks
The Fund’s investments may be negatively affected by the broad investment environment in the real estate market, the debt market and/or the equity securities market. The investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. Real Asset Debt Investments values may experience greater volatility during periods of challenging market conditions, which periods may be similar to or worse than the conditions experienced from late 2007 through 2009. In addition, there can be severe limitations on an investor’s ability to sell certain Real Asset Debt Investments, including those that are of higher credit quality, during a period of reduced credit market liquidity. Therefore, the Fund’s NAV will fluctuate. Shareholders may experience a significant decline in the value of their investment and could lose money. The Fund should be considered a speculative investment, and investors should invest in the Fund only if they can sustain a complete loss of their investment.
The Fund may be adversely affected by uncertainties such as war, terrorism, international political developments, tariffs and trade wars, changes in government policies, global health crises or similar pandemics, and other related geopolitical events may lead to increased short-term market volatility and have adverse long-term effects on world economies and markets generally, as well as adverse effects on issuers of securities and the value of investments. These events, as well as other changes in world economic, political and health conditions, also could adversely affect individual issuers or related groups of issuers, issuers located in a particular geographic region, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of investments. At such times, exposure to a number of other risks described elsewhere in this section can increase.
For example, an outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) first detected in China in late 2019 has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak has caused significant market volatility and declines in global financial markets and may continue to adversely affect global and national economies, the financial performance of individual issuers, borrowers and sectors, and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The COVID-19 pandemic and its effects could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates, and adverse effects on the values and liquidity of securities or other assets. The foregoing could impair the Fund’s ability to maintain operational standards, disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund. Other epidemics or pandemics that arise in the future may have similar impacts.
Inflation/Deflation Risk
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the purchasing power of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. Deflation risk is the risk that prices throughout the economy decline over time (the opposite of inflation). Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which could result in a decline in the value of the Fund’s portfolio.

Fund Capitalization Risk
There is a risk that the Fund may not continue to raise capital sufficient to maintain profitability and meet its investment objective. An inability to continue to raise capital may adversely affect the Fund’s diversification, financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements and tax diversification requirements.
Limited Operating History Risk
The Fund commenced operations on [ ], 2020, and therefore has no operating history upon which prospective investors may evaluate the Fund’s past performance and potential future returns. While the senior investment professionals and other individuals employed by the Adviser have prior experience in Real Asset Debt Investment activities, past performance with respect to such Real Asset Debt Investment activities is not a guarantee of future results.
Business and Regulatory Risks
Legal, tax and regulatory changes (including laws relating to taxation of the Fund’s investments, trade barriers and currency exchange controls), as well as general economic and market conditions (such as interest rates, availability of credit, credit defaults, inflation rates and general economic uncertainty) and national and international political circumstances, may adversely affect the Fund. These factors may affect, among other things, the level of volatility of the prices of securities and real estate assets, the liquidity of the Fund’s investments and the availability of certain securities and investments. Volatility or illiquidity could impair the Fund’s returns or result in significant losses. Additionally, the securities markets are subject to comprehensive statutes and regulations and the regulatory environment for Private Funds is evolving. Changes in the regulation of registered funds, securities markets, or Private Funds may adversely affect the value of investments held by the Fund and the ability of the Fund to successfully pursue its investment strategy. The effect of any future regulatory change on the Fund could be substantial and adverse.
Reliance on Key Persons Risk
The Fund relies on the services of certain executive officers who have relevant knowledge of Real Asset Debt Investments and familiarity with the Fund’s investment objective, strategies and investment features. The loss of the services of any of these key personnel could have a material adverse impact on the Fund.
Tax Risks
Special tax risks are associated with an investment in the Fund. The Fund intends to qualify and elect to be treated as a RIC under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, diversification and 90% gross income requirements, and a requirement that it distribute at least 90% of its income and net short-term gains in the form of deductible dividends.
Each of the aforementioned ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Adviser obtain information from or about the Private Funds in which the Fund is invested. However, Private Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund’s income and the diversification of its assets, and otherwise to comply with Subchapter M of the Code. Ultimately, this may limit the universe of Private Funds in which the Fund can invest.
Private Funds and other entities classified as partnerships for U.S. federal income tax purposes may generate income allocable to the Fund that is not qualifying income for purposes of the 90% gross income test. In order to meet the 90% gross income test, the Fund may structure its investments in a manner that potentially increases the taxes imposed thereon or in respect thereof. Because the Fund may not have timely or complete information concerning the amount or sources of such a Private Fund’s income until such income has been earned by the Private Fund or until a substantial amount of time thereafter, it may be difficult for the Fund to satisfy the 90% gross income test.
In the event that the Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification tests or by disposing of non-diversified assets. Although the Code affords the Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Fund’s ability to dispose of its interest in a Private Fund that limit utilization of this cure period.
If the Fund were to fail to satisfy the asset diversification or other RIC requirements, absent a cure, it would lose its status as a RIC under the Code, in which case the Fund would lose its status as a RIC. Such loss of RIC status could affect the amount, timing and character of the Fund’s distributions and would cause all of the Fund’s taxable income to be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a significant adverse effect on the value of the Shares.
The Fund must distribute at least 90% of its investment company taxable income, in a manner qualifying for the dividends-paid deduction, to qualify as a RIC, and must distribute substantially all its income in order to avoid a fund-level tax. In addition, if the Fund were to fail to distribute in a calendar year a sufficient amount of its income for such year, it will be subject to an excise tax. The determination of the amount of distributions sufficient to qualify as a RIC and avoid a fund-level income or excise tax will depend on income and gain information that must be obtained from the underlying Private Funds. The Fund’s investment in Private Funds may make it difficult to estimate the Fund’s income and gains in a timely fashion, which may increase the likelihood that the Fund will be liable for the excise tax with respect to certain undistributed amounts. See “Taxes” and “Tax Aspects” in the SAI.
Non-U.S. Investment Risk
The Fund may, from time to time, invest to a limited extent in the securities of non-U.S. issuers. The market prices of many non-U.S. securities (particularly of companies tied economically to emerging countries) fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in U.S. securities. In addition, the Fund may be subject to non-U.S. taxes, potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in securities traded in many non-U.S. securities markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers) tend to be greater for investments in the securities of companies tied economically to emerging countries.
Cybersecurity Risk
The Fund is susceptible to operational and information security risks relating to technologies such as the Internet. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of the Fund to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Similar adverse consequences could result from cyber incidents affecting the Fund investments, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, banks, brokers, dealers, insurance companies and other financial institutions. In addition, substantial costs may be incurred in order to prevent cyber incidents in the future. While the Fund’s service providers, including the Adviser, may have established business continuity plans in the event of, and risk management policies and procedures and systems to prevent, such cyber incidents, there are inherent limitations in such plans, procedures and systems including the possibility that certain risks have not been identified. Furthermore, the Fund and the Adviser cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund and its shareholders. The Fund could be negatively impacted as a result.
Distressed Debt Risk
Investments in the securities of financially distressed or defaulted issuers are speculative and involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Adviser’s judgment about the credit quality of the issuer and the relative value and liquidity of its securities may prove to be wrong. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
USE OF PROCEEDS
The Fund will invest the proceeds of the continuous offering of Shares on an ongoing basis in accordance with its investment objective and policies as stated below. The proceeds of the offering may be initially invested by the Fund in short-term, high-quality debt securities, money market instruments or money market funds, in addition to, or in lieu of, investments consistent with the Fund’s investment objective and policies. It is currently anticipated that the Fund will be able to invest all or substantially all of the net proceeds according to its investment objective and policies within approximately three months after receipt of the proceeds, depending on the amount and timing of proceeds available to the Fund as well as the availability of investments consistent with the Fund’s investment objective and policies, and except to the extent proceeds are held in cash to pay dividends or expenses, satisfy repurchase offers, or for temporary defensive purposes. If the Fund is delayed in investing the proceeds of the offering, the Fund’s distributions could consist, in whole or in part, of a return of capital. In addition, the Fund may maintain a portion of the proceeds in cash to meet operational needs, as well as pay for offering costs associated with the sale of the Fund’s Shares. Thus, there is no guarantee that the Fund will be able to assemble and achieve its proposed investment portfolio with the proceeds of the offering; and as a result, the Fund may be prevented from achieving its objective during any time in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

THE FUND
The Fund is a trust formed under the laws of The Commonwealth of Massachusetts on May 11, 2020 and is registered under the Investment Company Act as a closed-end investment management company. The Fund is a “non-diversified company” under the Investment Company Act, meaning that it does not have at least 75% of the value of its total assets represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of its total assets and to not more than 10% of the outstanding voting securities of such issuer.
The Fund currently offers a single class of Shares designated as “common shares.” Shares of the Fund are continuously offered under the Securities Act. Shares are not listed, and the Fund does not intend to list Shares for trading, on any national securities exchange. The Fund is an interval fund that provides limited liquidity through a quarterly Repurchase Offers of Shares at NAV pursuant to Rule 23c-3 under the Investment Company Act.
The Fund’s address is 5555 DTC Parkway, Suite 330, Greenwood Village, Colorado 80111, and its telephone number is (877) 200-1878.
INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND INVESTMENT FEATURES
Investment Objective
The Fund’s investment objective is to achieve long-term Real Returns with income as secondary objective. “Real Returns” are defined as total returns adjusted for the effects of inflation.
Investment Strategy
The Fund pursues its investment objective primarily by investing in Real Asset Debt Investments. The Fund will invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in Real Asset Debt Investments. The Fund will provide written notice to shareholders at least 60 days prior to a change it its 80% Policy. Given the Fund’s investment objective of seeking Real Returns, the Fund will focus on inflation-sensitive Real Asset Debt Investments (i.e., investments that, in the Adviser’s judgment, are expected to perform favorably in rising or high inflationary environments) with varying maturities. The Fund will purchase Real Asset Debt Investments in primary and secondary markets, either directly or indirectly through intermediate entities. The Fund may also invest in other domestic private securities, such as preferred shares, bank loan participations, non-bank originated limited-recourse project financings, and other debt investments associated with real assets (including secured debt and mezzanine financing).
The Fund may gain exposure to Real Asset Debt Investments through investment in Private Funds). The Fund will invest no more than 15% of its assets in Private Funds or other entities that would be investment companies but for Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act (for the avoidance of doubt, entities that qualify as REITs and/or that would qualify for an exemption under Section 3(c)(5) of the Investment Company Act are excluded from the 15% limitation).
It is expected that the Fund’s debt investments will normally have a short to intermediate average portfolio duration (i.e., within a 0- to 7-year range), as calculated by the Adviser or Sub-Adviser, although the average portfolio duration may be shorter or longer at any time or from time to time depending on market conditions and other factors. The Fund will invest in floating rate loans and floating rate debt securities, as well as fixed income debt instruments. The Fund may invest in investment grade debt securities, below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”) and unrated securities without limit.
The Fund may invest in securities that, at the time of investment, are illiquid (generally, those securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Although the Fund may invest in such instruments without limitation, pursuant to the requirements of the 1940 Act, the Board has adopted, and the Fund follows, procedures designed to ensure that the Fund maintains sufficient liquidity to meet its periodic repurchase obligations as an interval fund. The Fund may also invest in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale.
Infrastructure Debt. The Fund’s infrastructure debt investments typically will include senior and subordinated debt backed by non-cyclical infrastructure assets in sectors that serve as the foundation for the provision of products and services in the economy. Such assets include, among others, regulated assets (such as electricity transmission and distribution facilities, gas distribution systems, water distribution and waste water collection and processing facilities), transportation assets (such as toll roads, airports, seaports and railway lines), communications assets (including broadcast and wireless towers and satellite networks) and social infrastructure (including schools, hospitals, prisons and courthouses). In identifying infrastructure debt investments for the Fund, the Adviser seeks assets that feature, among other characteristics: (i) stable and predictable income and cash flow with low return correlations to traditional asset classes such as public equities and fixed income, (ii) inelastic demand for their use as essential assets for a functioning society, (iii) monopolistic characteristics with high barriers to entry, and (iv) low probability of default and strong default recovery rates.
Real Estate Debt. The Fund’s real estate debt investments typically will include senior and subordinated or mezzanine debt backed by U.S. commercial property. The Fund will focus on the major property types within operating commercial real estate (i.e., multifamily, industrial, office and retail properties), but the Fund may also seek debt investments in respect of certain other property types that the Adviser believes have strong credit and/or total return characteristics. The Fund may make such investments through participating loans, bridge financing, and construction financing strategies, among other things. While certain loans in which the Fund will invest will be secured by first liens on commercial properties, the Fund may also invest in debt securities that are unsecured and/or subordinated to senior indebtedness backed by the properties, including B-notes (promissory notes that are subordinate to more senior notes) and mezzanine loans, participating loans, bridge loans, and other secured and unsecured real estate-related debt. The Fund may also invest in publicly traded real estate debt and preferred instruments, including but not limited to CMBS, agency issued debt (such as debt issued through Freddie Mac), public preferred offerings of REITs, public equities of mortgage REITs, and public debt offerings of REITs.
In certain circumstances or market environments, the Fund may reduce its investment in Real Asset Debt Investments and hold a larger position in cash or cash equivalents. The Fund from time to time may have to hold some, or in certain cases a substantial amount, of its assets temporarily in money market securities, cash or cash equivalents, possibly for several months.
The Fund will not sell securities short and may not write options. All public securities strategies may only use long-only or buy and hold investment strategies, and will be restricted from selling securities short and writing options.
Portfolio Investments
The Fund’s portfolio typically will consist of some combination of the following types of investments:
Private Infrastructure Debt. These loans will service borrower needs around construction financing, acquisition financing, bridge loans, refinancing transactions and capital expenditure financings for global infrastructure assets. These investments may be sourced via the primary issuer or syndicator, or they may be purchased in a private secondary market. The Fund’s private infrastructure debt investments typically will consist of the following types of investments:
Senior Secured Debt: Senior secured debt includes whole loan participations structured with a senior secured interest in infrastructure assets and/or cash flows from the operations of the infrastructure assets, including in many instances contract-backed revenues. These loans will vary in maturity, but typically have longer durations than subordinated debt and will have a combination of fixed-rate and floating-rate debt service.
Subordinated Debt: Purchased through syndication, subordinated debt investments are secured by secondary claims against the infrastructure asset and its cash flow. These claims are subordinated to those of the senior debt which has priority in cashflow and collateral. In certain instances, subordination may be in the form of a senior secured interest in the equity of the infrastructure operating company. This, indirectly through the ownership structure of the operating assets, subordinates any claims to the senior secured financing at the asset level. Subordinated debt typically will have relatively short maturities and typically carry floating-rate debt service.
Term Loan B Facilities: These facilities include syndicated loans made to below investment grade companies that are used to finance infrastructure projects on a limited recourse basis. These loans are typically secured by the equity interest in the infrastructure assets, including all contract rights and offtake agreements in the project. These are rated offerings sold in the secondary market with ratings typically ranging between single B to low investment grade. They have typical maturities of 5-7 years, with floating rate and limited amortization debt service structures.

Private Real Estate Debt. These loans typically will fund the acquisition, refinancing or construction funding of U.S. commercial real estate properties. These investments may be sourced via the primary issuer or syndicator, or they may be purchased in a private secondary market. The Fund’s private real estate debt portfolio will consist of the following types of investments:
Senior Loans: Participation in short term financings (typically, 3 to 5 year maturities) with a senior secured interest in commercial property and its cash flow. These are non-recourse financings with first lien mortgages typically on income-producing assets. The focus will be on loans made against apartments, industrial, office, retail and certain specialty assets (such as self-storage or data center assets). Senior loans are typically structured as floating rate loans.
Mezzanine Debt & B-Notes: These loan participations are structured forms of subordinate debt financing for commercial real estate properties. Mezzanine financing is typically secured by the equity interests of the mortgage borrower without a lien on the commercial property and therefore subordinated to any first mortgage loans. B-Notes are typically secured by a mortgage in the commercial property, but are subordinated through an intercreditor agreement, to a senior A-Note position against the collateral. In certain circumstances, the Fund may invest in debt with a secondary mortgage structure whereby the debt is secured by a subordinated interest in the commercial property in the form of a second mortgage lien. These notes or loans have similar maturities as senior loans and are also typically structured as floating rate loans.
Public Securities. The Fund may invest in public securities. The Fund’s public securities portfolio, which will be primarily comprised of U.S. issuers, will consist of the following types of investments:
CMBS: Commercial mortgage-backed securities are fixed income investments that are backed by portfolios of mortgage loans on commercial properties. CMBS generally entitle the holders thereof to receive payments that depend primarily on the cash flow from a specified pool of commercial or multifamily mortgage loans.
REIT Investments: Investments in publicly traded shares, and public issuances of preferred and unsecured debt securities, of REITs. This includes, among other types of REITs, mortgage REITs that provide financing for income producing real estate by purchasing or originating mortgages and mortgaged-backed securities.
Agency Debt: Debt securities issued by the U.S. government or its agencies and instrumentalities, such as the Federal Home Loan Mortgage Corporation (Freddie Mac). A principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential and multifamily mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities. Freddie Mac securities are not backed by the full faith and credit of the U.S. government.
Infrastructure Debt: Debt issuances from publicly traded infrastructure companies listed on U.S. exchanges. The Fund defines and infrastructure company as a company that derives at least 50% of its revenue or profits from the ownership or operation of infrastructure assets.
Municipal Infrastructure Bonds: Debt obligations issued by state and local governments for the purpose of financing infrastructure project such as transportation, water and wastewater infrastructure and utilities.

MANAGEMENT OF THE FUND
Trustees and Officers
The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a Massachusetts business trust. There are currently seven directors of the Fund, three of whom are treated by the Fund as “interested persons” (as defined in the Investment Company Act). The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.
Control Persons
A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. As of the date of this Prospectus, the Fund did not know of any person that controlled the Fund.
Adviser and Investment Management Fee
Under the ultimate supervision of and subject to any policies established by the Board, the Adviser provides investment advice to and manages the day-to-day business and affairs of the Fund pursuant to an investment management agreement between the Fund and the Adviser (the “Investment Management Agreement”). In addition to managing a portion of the Fund’s assets directly, the Adviser has responsibility, subject to the review and approval of the Board, for selecting and the Fund’s strategies and for selecting and hiring the Sub-Advisers to the Fund. The Adviser allocates the Fund’s assets and monitors the Sub-Advisers’ investment programs for consistency with the Fund’s investment objective and strategies. The Adviser may, at its discretion, reallocate the Fund’s assets among itself and the Sub-Advisers, allocate assets away from Sub-Advisers, and select additional Sub-Advisers subject to review and approval of the Board. The Adviser also provides certain administrative services to the Fund, including: providing office space, handling of shareholder inquiries regarding the Fund, providing shareholders with information concerning their investment in the Fund, coordinating and organizing meetings of the Board, and providing other support services.
In consideration for its investment management services, the Fund pays the Adviser an Investment Management Fee equal to [__]% annually of the average daily NAV. The Investment Management Fee is accrued daily and payable quarterly in arrears. The Investment Management Fee will be paid to the Adviser out of the Fund’s assets. Because the Investment Management Fee is calculated based on the Fund’s average daily NAV and is paid out of the Fund’s assets, it reduces the NAV of the Shares. As compensation for providing services to the Fund, the Adviser pays each Sub-Adviser a fee based on a negotiated rate applied to the assets of the Fund allocated to the Sub-Adviser.
Conflicts of interest exist as a result of the fact that the Adviser receives the Investment Management Fee irrespective of the allocation of the Fund’s assets. Because the Adviser compensates the Sub-Advisers out of the Management Fee it receives from the Fund, there is an incentive for the Adviser to select Sub-Advisers with lower fee rates. There may also be an incentive for the Adviser to allocate fewer assets to the Sub-Advisers overall. However, if the overall time, expense, and other resources expended by the Adviser to select and monitor Sub-Advisers of the Fund is less than what the Adviser expends to select and monitor direct investments, the Adviser will have an incentive to allocate more of the Fund’s assets to Sub-Advisers. The Board monitors this potential conflict of interest and any effect it may have on the Fund and its shareholders. Under normal circumstances, the Adviser does not believe that its overall cost and expense will differ materially between selecting and monitoring direct investments on the one hand, or in compensating Sub-Advisers, on the other.
The Adviser is a boutique asset management firm that specializes in real asset investing with approximately $4.6 billion in assets under management as of March 31, 2020. The Adviser is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser under the Advisers Act. The Adviser’s offices are located at 5555 DTC Parkway, Suite 330, Greenwood Village, Colorado 80111, and its telephone number is (877) 200-1878.
The Investment Management Agreement may be terminated at any time by vote of the Board or by a vote of a majority of the Fund’s outstanding voting securities on sixty days’ written notice to the Adviser or by the Adviser on sixty days’ written notice to the Fund. The Investment Management Agreement has an initial term that expires two years after the Fund’s commencement of investment operations. Thereafter, the Investment Management Agreement will continue in effect from year to year if its continuance is approved annually by either the Board or the vote of a majority of the outstanding voting securities of the Fund, provided that, in either event, the continuance also is approved by a majority of the Independent Trustees. The Investment Management Agreement also provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the Investment Company Act.
The Investment Management Agreement provides that in the absence of willful malfeasance, bad faith or gross negligence by the Adviser of its obligations to the Fund or reckless disregard of its obligations under the Investment Management Agreement, the Adviser and any of its members, directors, officers or employees, or any of their affiliates, will not be liable to the Fund for any error of judgment, mistake of law or any act or omission by such person in connection with the performance of services to the Fund. The Investment Management Agreement also provides that the Fund shall indemnify, to the fullest extent permitted by law, the Adviser and any of its members, directors, officers or employees, and any of their affiliates, against any liability or expense to which such person may be liable which arises in connection with the performance of services to the Fund; provided that the liability or expense is not incurred by reason of the person’s willful malfeasance, bad faith or gross negligence or reckless disregard of its obligations to the Fund.
A discussion regarding the basis for the Board’s approval of the Investment Management Agreement will be available in the Fund’s semi-annual report to shareholders for the fiscal period ended September 30, 2020.
Key Personnel of the Adviser
The Adviser’s Investment Committee reviews and approves all investments made by the Fund. The members of the Investment Committee listed below maintain primary responsibility for the day-to-day management of the Fund’s investment portfolio. The senior executives on the Adviser’s Investment Committee have substantial experience with the establishment, underwriting, and management of investment products consisting primarily of real asset investment products and real estate-related securities. The members of the Adviser’s Investment Committee will not be employed by the Fund and do not receive direct compensation from the Fund in connection with their portfolio management activities. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.
Name	Title	Since	Recent Experience
Casey Frazier, CFA	Chief Investment Officer	Inception	Chief Investment Officer of Versus Capital Advisors. Mr. Frazier is the Chairman of the Versus Investment Committee. He has served as the CIO since joining the Adviser in 2011.
William R. Fuhs, Jr.	President	Inception	President of Versus Capital Advisors. Mr. Fuhs is a member of the Versus Investment Committee. He has served as the President since joining the Adviser in 2010.
Dave Truex, CFA	Deputy Chief Investment Officer	Inception
Deputy Chief Investment Officer of Versus Capital Advisors. Mr. Truex is a member of the Versus Investment Committee. He has served as the Deputy CIO since joining the Adviser in 2017. Prior to joining the Adviser, Mr. Truex was a Portfolio Manager for Colorado’s Public Employees Retirement Association.

Sub-Advisers
The Adviser has responsibility, subject to oversight by the Board, for overseeing the Sub-Advisers and for recommending their hiring, termination and replacement. In the future, the Adviser and the Fund may seek to rely on an exemptive order (the “Order”) from the SEC under which the Fund would operate pursuant to a “manager of managers” structure. The Order would permit the Adviser, on behalf of the Fund and subject to the approval of the Board, to hire, and to materially amend any existing or future sub-advisory agreement with, a sub-adviser, in each case without obtaining approval from the Fund’s shareholders. As a condition of the Order, the Fund’s shareholders would receive information about any new sub-advisory relationship within 90 days after hiring any new sub-adviser. Without the Order, the Adviser may only enter into new sub-advisory relationships for the Fund upon Board approval and upon the approval of a majority of the Fund’s outstanding voting securities pursuant to the Investment Company Act. If such approval is obtained, the Adviser may enter into sub-advisory relationships with registered investment advisers that possess skills that the Adviser believes will aid it in achieving the Fund’s investment objective. The Adviser has entered into such sub-advisory agreements with the following Sub-Advisers:
[SUB-ADVISER INFORMATION TO BE FILED BY AMENDMENT]
The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.
A discussion regarding the basis for the Board’s approval of each sub-advisory agreement will be available in the Fund’s semi-annual report to shareholders for the fiscal period ended September 30, 2020.
Other Expenses of the Fund
The Fund will bear all expenses incurred in connection with its operations, other than those specifically required to be borne by the Adviser and other service providers pursuant to their agreements with the Fund. Expenses to be borne by the Fund may include:
•
all costs and expenses related to portfolio transactions and investments for the Fund’s portfolio, including, but not limited to, brokerage commissions, research fees (including “soft dollars”), interest and commitment fees on loans and debt balances, custodial fees, shareholder servicing fees, margin fees, transfer taxes and premiums, and expenses from investments in Private Funds;

•
all costs and expenses associated with the organization of the Fund, and all costs and expenses associated with operation and registration of the Fund, offering costs and the costs of compliance with any applicable Federal or state laws;

•
the costs and expenses of holding any meetings of the Board that are regularly scheduled, permitted or required to be held under the terms of the Declaration of Trust, the Investment Company Act, or other applicable law;

•	fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;
•	the costs of a fidelity bond and any liability or other insurance, including director and officer insurance, obtained on behalf of the Fund or the Board;
•	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders;
•
all expenses of computing the Fund’s NAV, including any equipment or services obtained for the purpose of valuing the Fund’s investment portfolio, including appraisal and valuation services provided by third parties;

•	all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund;
•	the fees of BNY Mellon and of custodians, transfer agents, and other persons providing administrative services to the Fund;
•	personnel costs and expenses for the Fund’s Chief Compliance Officer; and
•	such other types of expenses as may be approved from time to time by the Board.
The Fund will reimburse the Adviser for any of the above expenses that it pays on behalf of the Fund.
The Adviser has entered into an Expense Limitation Agreement with the Fund which limits the amount of expenses borne by the Fund to an amount not to exceed [ ]% per annum of the Fund’s net assets. The Adviser will pay the initial organizational and offering costs in excess of the Expense Cap on behalf of the Fund, and may not recoup these expenses from the Fund at a later date. The Expense Limitation Agreement may only be modified by the mutual consent of the Adviser and the Fund’s Board, including a majority of the Independent Trustees. The following expenses are excluded from the Expense Cap: (i) the Investment Management Fee, including any sub-advisory fees that are paid therefrom; (ii) fees and expenses of the Private Funds in which the Fund invests; (iii) interest payments, fees and expenses associated with Fund indebtedness; (iv) extraordinary expenses; and (v) taxes.
Additional Administrative and Custodial Services
BNY Mellon performs certain administrative and accounting services and shareholder services for the Fund and the Adviser. In consideration for these services, the Fund pays BNY Mellon an annual fee, which will accrue daily on the basis of the average daily NAV of the Fund, subject to a minimum service fee paid monthly.
In addition, BNY Mellon acts as the Fund’s Transfer Agent and maintains the Fund’s accounts, books and other documents as required to be maintained under the Investment Company Act at 4400 Computer Drive, Westborough, MA 01581, or at such other place as designated by the Adviser.
The Bank of New York Mellon (the “Custodian”) acts as custodian for the Fund’s assets. The Custodian’s principal business address is 4400 Computer Drive, Westborough, MA 01581.
SUITABILITY OF THE INVESTMENT
An investment in the Fund involves a considerable amount of risk. You may lose money or your entire investment in the Fund. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. Before making your investment decision, you and/or your personal financial adviser should consider (i) the suitability of this investment with respect to your investment objectives and personal situation and (ii) factors such as your personal net worth, income, age, risk tolerance and liquidity needs. The Fund should be considered an illiquid investment. You will not be able to redeem your Shares on a daily basis because the Fund is a closed-end fund; however, limited liquidity will be available through quarterly Repurchase Offers described in this Prospectus. In addition, the Shares are not traded on an exchange and there is currently no secondary market for the Shares. See “Risk Factors – Limited Liquidity.”
HOW TO PURCHASE SHARES
The Fund offers Shares continuously at the prevailing NAV per Share. Shares are not subject to any upfront sales load, distribution fee or early withdrawal charge. Shares are only available for purchase by: (i) those making a minimum investment of $10,000,000; (ii) banks, trust companies or similar financial institutions investing for their own account or for trust accounts for which they have authority to make investment decisions (subject to certain limitations); (iii) directors, officers and employees of the Adviser; and (iv) registered investment advisers purchasing Shares on behalf of their clients where the registered investment advisers have executed a letter of intent acknowledging the intent to aggregate at least $10,000,000 in client Share purchases. There is no minimum amount for subsequent purchases of Shares. The Adviser has the authority to waive the minimum investment requirements or allow investors in the Fund who do not fit the above descriptions under certain circumstances.
Shares generally will only be available through certain financial intermediaries that provide custodial and/or clearing services for the Fund’s institutional investors (e.g., banks, brokerages, investment advisers, trusts, financial industry professionals, etc., collectively referred to as “Intermediaries” and individually as “Intermediary”). You may purchase Shares from any Intermediary by submitting an order to purchase Shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (each, a “Business Day”). An Intermediary can help you establish and maintain an account with such Intermediary and purchase Shares of the Fund for such account. The Fund has authorized one or more Intermediaries to receive orders to purchase of Shares or repurchase orders in response to a Repurchase Offer, on its behalf. Further, Intermediaries are authorized to designate other Intermediaries to receive orders to purchase Shares and repurchase orders in response to a Repurchase Offer. Once an Intermediary has determined that your investment in the Fund is suitable for your investment profile, such Intermediary shall submit a purchase order for Shares to the Fund’s Transfer Agent. The Fund will be deemed to have received a purchase or repurchase order when an Intermediary or its authorized designee submits the order to the Fund’s Transfer Agent. The Shares are offered at the prevailing NAV per Share as of the Business Day that the request to purchase Shares is received and accepted by or on behalf of the Fund. The Fund expects to distribute Shares principally through Intermediaries. Because an investment in Shares involves many considerations, your financial advisor or other Intermediary may help you with your investment decision. You also should discuss with your financial advisor or Intermediary any payments received as a result of your investment in our Shares.

The Uniting and Strengthening America by Providing Appropriate Tools Required to Obstruct Terrorism Act (commonly referred to as the USA PATRIOT Act) may require an Intermediary or its authorized designee to obtain certain personal information from you, which will be used to verify your identity. If you do not provide information, it may not be possible to open your account. If the Intermediary or authorized designee is unable to verify your customer information, the Fund reserves the right to close your account or take other steps it deems reasonable.
REPORTS TO SHAREHOLDERS
The Fund sends out periodic reports to all investors, including annual audited financial statements. In order to reduce duplicative mail and fees and expenses of the Fund, the Fund may, in accordance with applicable law, send a single copy of the Fund’s Prospectus and shareholder reports to your household even if more than one family member in your household owns Shares of the Fund. Additional copies of the Prospectus and shareholder reports may be obtained by calling (877) 200-1878. If you do not want to consolidate your Fund mailings and would prefer to receive separate mailings at any time in the future, please call the number above and the Fund will furnish separate mailings, in accordance with instructions, within 30 days of your request.
LEGAL PROCEEDINGS
The Fund may become involved in legal proceedings in the ordinary course of its business. The Fund is not currently involved in any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund.
DISTRIBUTION POLICY AND DIVIDEND REINVESTMENT POLICY
The Fund intends to make regular quarterly distributions to its shareholders of all or a portion of any dividends or investment income it earns on investments. In addition, the Fund will make regular distributions to its shareholders of all or a portion of capital gains distributed to the Fund by the Private Funds and capital gains earned by the Fund from the disposition of the Private Funds or other investments, together with any dividends or interest income earned from such investments, in accordance with the requirements of the Investment Company Act and the Code. Distributions by the Fund may include returns of capital for U.S. federal income tax purposes. The Fund will establish reasonable cash reserves to meet Fund cash payment obligations prior to making distributions.
All distributions paid by the Fund will be reinvested in additional Shares of the Fund unless a shareholder “opts out” (elects not to reinvest in Shares), pursuant to the Fund’s Dividend Reinvestment Policy. A shareholder may elect initially not to reinvest by indicating that choice on a shareholder certification. Thereafter, a shareholder is free to change his, her or its election on a quarterly basis by contacting BNY Mellon (or, alternatively, by contacting the Intermediary that sold such shareholder his, her or its Shares, who will inform the Fund). Shares purchased by reinvestment will be issued at their NAV on the ex-dividend date. There is no sales load or other charge for reinvestment. The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions. Distributions are taxable as described herein whether shareholders receive them in cash or reinvest them in additional shares. See “Taxes.”
QUARTERLY REPURCHASES OF SHARES
The Fund has adopted a fundamental policy that it will make quarterly Repurchase Offers for no less than 5% of its Shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements (as< discussed below). This amount may be adjusted by the Board at any time to an amount no less than 5% nor more than 25% of the outstanding Shares. Each quarterly repurchase will be at the NAV per Share determined as of the close of business typically as of the Repurchase Request Deadline, but no later than the 14th day after the Repurchase Request Deadline (each, a “Repurchase Pricing Date”). Because this policy is “fundamental,” it may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities. Shares will be repurchased at the NAV per Share determined as of the close of regular trading on the NYSE on the Repurchase Pricing Date.
Shareholders will be notified in writing about each quarterly Repurchase Offer, how they may request that the Fund repurchase their Shares and the Repurchase Request Deadline, which is the date the Repurchase Offer ends. The Repurchase Request Deadline will be determined by the Board and will be based on factors such as market conditions, liquidity of the Fund’s assets and shareholder servicing conditions. The time between the notification to shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days and is expected to be approximately 30 days. Certain authorized institutions, including custodians and clearing platforms, may set times prior to the Repurchase Request Deadline by which they must receive all shareholder repurchase requests and may require certain additional information. In addition, certain clearing houses may require shareholders to submit repurchase requests only on the Repurchase Request Deadline. The repurchase price of the Shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. Payment pursuant to the repurchase will be made by checks to the shareholder’s address of record, or credited directly to a predetermined bank account on the Repurchase Payment Date, which is within 7 days of the Repurchase Pricing Date. The Board may establish other policies for repurchases of Shares that are consistent with the Investment Company Act and other applicable laws. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds, net of any repurchase fee, will be paid to shareholders prior to the Repurchase Payment Date.
Repurchase Amounts
The Board, or a committee thereof, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% of the total number of Shares outstanding on the Repurchase Request Deadline. This amount may be adjusted by the Board at any time to an amount no less than 5% nor more than 25% of the outstanding Shares.
If Share repurchase requests exceed the number of Shares in the Fund’s Repurchase Offer, the Fund may, in its sole discretion (i) repurchase the tendered Shares on a pro rata basis or (ii) increase the number of Shares to be repurchased by up to 2.0% of the Fund’s outstanding Shares. If the Fund determines to repurchase additional Shares beyond the repurchase offer amount and if shareholders tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the tendered Shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by Shareholders who own less than one hundred shares and who tender all of their Shares, before prorating other amounts tendered. Because of the potential for proration, tendering shareholders may not have all of their tendered Shares repurchased by the Fund.
Upon request by a shareholder, the Board may permit a shareholder to cancel a shareholder’s tender of Shares, if such cancellation is determined by the Board to be in the best interest of the Fund.
Shares repurchased by the Fund are not subject to an early withdrawal charge.
Notice to Shareholders
Notice of each Repurchase Offer will be given to each beneficial owner of Shares between 21 and 42 days before each Repurchase Request Deadline. The notice will describe (i) instructions for shareholders to tender their Shares for repurchase, (ii) the procedures for the Fund to repurchase Shares on a pro rata basis, (iii) the circumstances in which the Fund may suspend or postpone a Repurchase Offer, and (iv) the procedures that will enable shareholders to withdraw or modify their tenders of Shares for repurchase until the Repurchase Request Deadline. The notice will also state the Repurchase Offer Amount, the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the scheduled Repurchase Payment Date. The notice will contain information shareholders should consider in deciding whether or not to tender their Shares for repurchase, including the risk of fluctuation in the NAV between the Repurchase Request Deadline and the Repurchase Pricing Date, if such dates do not coincide, and the possibility that the Fund may use an earlier Repurchase Pricing Date than the scheduled Repurchase Pricing Date (if the scheduled Repurchase Pricing Date is not the Repurchase Request Deadline).
Repurchase Price
The repurchase price of the Shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. The notice of the Repurchase Offer will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date. The notice will also provide other information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the Repurchase Offer.
Suspension or Postponement of Repurchase Offer
The Fund may suspend or postpone a Repurchase Offer only: (a) if making or effecting the Repurchase Offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.
Liquidity Requirements
The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Date.
The Fund has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the Repurchase Offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take any action it deems appropriate to ensure compliance.
Consequences of Repurchase Offers
Repurchase Offers typically will be funded from available cash or sales of portfolio securities. Payment for repurchased Shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares in a Repurchase Offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. In addition, the sale of portfolio securities to finance repurchases could reduce the market price of those underlying securities, which in turn would reduce the Fund’s NAV.
Repurchase of the Shares will tend to reduce the amount of outstanding Shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional Shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of Shares by the Fund will be a taxable event to shareholders.
The Fund is intended as a long-term investment. The Fund’s quarterly Repurchase Offers are a shareholder’s only means of liquidity with respect to his, her or its Shares. Shareholders have no rights to redeem or transfer their Shares, other than limited rights pursuant to certain conditions and restrictions in the Declaration. The Shares are not traded on a national securities exchange and no secondary market exists for the Shares, nor does the Fund expect a secondary market for the Shares to exist in the future.
CALCULATION OF NET ASSET VALUE
The Fund calculates its NAV once each Business Day typically as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the regular schedule of the NYSE is for a close prior to 4:00 p.m. Eastern Time, such as on days in advance of holidays observed by the NYSE, the Fund typically will calculate its NAV as of such earlier closing time. In unusual circumstances, such as an unscheduled close or halt of trading on the NYSE, the Fund may calculate its NAV as of an alternative time. The NAV of the Fund will be equivalent to its assets less its liabilities valued on the basis of market quotations where available and otherwise in accordance with the policies and procedures as discussed below and specifically in the Fund’s Valuation Policy. The NAV of the Fund and the NAV per Share will be calculated by BNY Mellon daily in accordance with the valuation methodologies approved by the Board, as set forth below, or as may be determined from time to time pursuant to policies established by the Board.
Valuation Methodology – Publicly Traded Securities
Investments in securities that are listed on the NYSE are valued, except as indicated below, at the official closing price reflected at the close of the NYSE on the Business Day as of which such value is being determined. If there has been no published closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the closing price of the exchange representing the principal market for such securities on the Business Day as of which such value is being determined. If, after the close of a domestic or foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, the domestic or foreign securities may be valued pursuant to procedures established by the Board.
Securities traded in the over-the-counter market, such as fixed-income securities and certain equity securities, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the official closing prices as reported by sources as the Board deems appropriate to reflect their fair market value. If there has been no official closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Fixed-income securities typically will be valued on the basis of prices provided by a pricing service, generally an evaluated price or the mean of closing bid and ask prices obtained by the pricing service, when such prices are believed by the Adviser to reflect the fair market value of such securities.
Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value.
Investments in open-end mutual funds are valued at their closing NAV.
Securities for which market prices are unavailable, or securities for which the Adviser determines that the market quotation is unreliable, will be valued at fair value pursuant to procedures approved by the Board. In these circumstances, the Adviser determines fair value in a manner that it believes appropriately reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.
Valuation Methodology – Private Debt Investments
The Fund’s Board has approved procedures pursuant to which the Fund will value its investments in private debt based on the fair value as determined by the Fund’s Adviser. The Adviser will generally rely on valuations provided by either the Sub-Adviser that purchased the investment on behalf of the Fund or an external valuation consultant (a “Valuation Provider”). Before selecting a Valuation Provider for each private debt investment, the Adviser will conduct a due diligence review of the valuation methodology used by such Valuation Provider which is generally anticipated to be based on numerous factors including, but not limited to, changes in credit risk, construction risk, the financial strength of the borrower and the debt instrument’s spread to U.S. Treasuries. The valuation methodology should ensure that the value of each private debt investment is adjusted based on the Valuation Provider’s best estimate of what actual fair value would be in an active, liquid or established market. In accordance with the Fund’s valuation procedures, the Adviser will monitor the valuations by a Valuation Provider and review any material concerns with the Valuation Committee and the Board. The Adviser and the Board will consider all relevant information and the reliability of pricing information provided by the Valuation Provider. They may conclude, in certain circumstances, that a fair valuation provided by a Valuation Provider does not represent the fair value of a Fund investment. In those circumstances, the Fund might value such investment at a discount or a premium to the value it receives from the Valuation Provider, in accordance with the Fund’s valuation procedures. Any such decision would be made in good faith, and subject to the review and supervision of the Valuation Committee.
Valuation Methodology – Private Funds
The Board has adopted procedures pursuant to which the Fund will value its investments in the Private Funds. Before investing in any Private Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by such Private Fund, which as a general matter will employ market values when available, and otherwise look at principles of fair value that the Adviser reasonably believes to be consistent with (but not necessarily the same as) those used by the Fund for valuing its own investments. The Adviser shall use its best efforts to ensure that each Private Fund has in place adequate policies and practices that are consistent with fair value principles under U.S. generally accepted accounting principles and uniform appraisal standards or such comparable standards as may apply to international managers. The valuations should be performed with impartiality, objectivity and independence, and with control to demonstrate they have been completed fairly. This includes the maintenance of records of methods and techniques for valuation with sufficient documentation to understand the scope of work completed. It is expected that each Private Fund will provide quarterly financial information including a statement of account value and annual audited financials. After investing in a Private Fund, the Adviser will monitor the valuation methodology used by such Private Fund and its manager.
The Fund values its investments in Private Funds based in large part on valuations provided by the managers of the Private Funds and their agents. These fair value calculations will involve significant professional judgment by the managers of the Private Funds in the application of both observable and unobservable attributes. The calculated NAVs of the Private Funds’ assets may differ from their actual realizable value or future fair value. Valuations will be provided to the Fund based on the interim unaudited financial records of the Private Funds and, therefore, will be estimates subject to adjustment (upward or downward) upon the auditing of such financial records and may fluctuate as a result. The Board and the Adviser may not have the ability to assess the accuracy of these valuations.
For each quarterly period that the NAVs of the Private Funds are calculated by the managers of such funds, each Private Fund’s NAV is typically adjusted based on the actual income and appreciation or depreciation realized by such Private Fund when the quarterly valuations and income are reported. The Adviser will review this information for reasonableness based on its knowledge of current market conditions and the individual characteristics of each Private Fund and may clarify or validate the reported information with the applicable manager of the Private Fund. The Adviser may conclude, in certain circumstances, that the information provided by any such manager does not represent the fair value of the Fund’s investment in a Private Fund and is not indicative of what actual fair value would be under current market conditions. In those circumstances, the Adviser’s Valuation Committee may determine to value the Fund’s investment in the Private Fund at a discount or a premium to the reported value received from the Private Fund. Any such decision will be made in good faith by the Adviser’s Valuation Committee, subject to the review and ratification of the Board’s Valuation Committee. The Funds’ valuation of each Private Fund is individually updated as soon as the Adviser completes its reasonableness review, including any related necessary additional information validations with the manager of the Private Fund, and typically within 45 calendar days after the end of each quarter for all Private Funds.
Additionally, between the quarterly valuation periods, the NAVs of such Private Funds are adjusted daily based on the total return that each Private Fund is estimated by the Adviser to generate during the current quarter. The Adviser’s Valuation Committee monitors these estimates regularly and updates them as necessary if macro or individual fund changes warrant any adjustments, subject to the review and supervision of the Board’s Valuation Committee.
NAV and NAV Per Share Calculation
The price at which an investor buys Shares or has Shares repurchased is the NAV per Share. BNY Mellon calculates the Fund’s NAV once each Business Day as follows:
NAV per Share is calculated by taking the Fund’s NAV divided by the total number of Shares outstanding at the time the determination is made. The NAV per Share is calculated before taking into consideration any additional investments to be made as of such date and prior to including any dividend reinvestment or any repurchase obligations to be paid in respect of a Repurchase Date that is as of such date.

DESCRIPTION OF SHARES
The Fund is authorized to issue an unlimited number of Shares of beneficial interest. The Board is authorized to increase or decrease the number of Shares the Fund is authorized to issue. Each Share has one vote at all meetings of shareholders and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable.
All Shares have equal rights as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. Shareholders are not liable for further calls or assessments. The Fund will send periodic reports (including financial statements) to all shareholders. The Fund does not intend to hold annual meetings of shareholders. Shares are not available in certificated form. Any transfer of Shares will be void if made to an account held through a broker, dealer or other Intermediary that has not entered into an agreement for the provision of shareholder services to the Fund. This repurchase right is in addition to any other remedy that the Fund may have, including, when consistent with applicable law, refusing to recognize any such transfer. With very limited exceptions, Shares are not transferable and liquidity will be provided principally through limited Repurchase Offers. See “Risk Factors – Interval Fund Risk” and “– Liquidity Risk.”
In general, any action requiring a vote of the holders of the Shares of the Fund shall be effective if taken or authorized by the affirmative vote of a majority of the quorum for the transaction of business at meeting of shareholders. Except when a larger quorum is required by law, 30% of the Shares entitled to vote on a particular matter shall constitute quorum. Any change in the Fund’s fundamental policies may also be authorized by the vote of the holders of (a) two-thirds of the Shares present at a shareholders’ meeting if the holders of a majority of the outstanding Shares are present or represented by proxy, or (b) a majority of the outstanding Shares of the Fund, whichever is less.
Dividends and capital gain distributions paid by the Fund will be reinvested in additional Shares of the Fund unless a shareholder “opts out” (elects not to reinvest in Shares). Shareholders may elect initially not to reinvest by indicating that choice on a shareholder certification. Thereafter, shareholders are free to change their election on a quarterly basis by contacting BNY Mellon (or, alternatively, by contacting its Intermediary, who will inform the Fund). Shares purchased by reinvestment will be issued at their NAV on the ex-dividend date. There is no sales load or other charge for reinvestment. The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions. The automatic reinvestment of dividends and capital gain distributions does not relieve participants of any U.S. federal income tax that may be payable (or required to be withheld) on such distributions.
In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, after payment of all of the liabilities of the Fund, shareholders are entitled to share ratably in all the remaining assets of the Fund.
The following table shows Shares of the Fund that were authorized and outstanding as of [  ], 2020:
(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by the Fund for its Account	Amount Outstanding Exclusive of Amount Shown Under(3)
Shares of beneficial interest	[ ]	$[ ]	$[ ]
As a continuously offered closed-end fund, it is anticipated that the Fund will offer additional Shares subject to future registration statements. In deciding whether to make these sales, the Fund will take into account all factors it considers relevant, including market conditions and the cash available to it for investment.
TAXES
This section summarizes some of the U.S. federal income tax consequences to U.S. persons of investing in the Fund; the consequences under other tax laws and to non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of federal, state, local or non-U.S. income tax laws. Please see the SAI for additional information regarding the tax aspects of investing in the Fund.
Treatment as a Regulated Investment Company
The Fund intends to elect to be treated, and intends each year to qualify and be eligible to be treated, as a regulated investment company under Subchapter M of the Code. A regulated investment company is not subject to

U.S. federal income tax at the corporate level on income and gains from investments that are distributed to shareholders. The Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation, thereby reducing the return on your investment.
Taxes on Fund Distributions
A shareholder subject to U.S. federal income tax will generally be subject to tax on Fund distributions. For U.S. federal income tax purposes, Fund distributions will generally be taxable to a shareholder as either ordinary income or capital gains. Fund dividends consisting of distributions of investment income generally are taxable to shareholders as ordinary income. Federal taxes on Fund distributions of capital gains are determined by how long the Fund owned or is deemed to have owned the investments that generated the capital gains, rather than how long a shareholder has owned the shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends generally will be treated as long-term capital gains includible in a shareholder’s net capital gains and taxed to individuals at reduced rates. Distributions of net short-term capital gains in excess of net long-term capital losses generally will be taxable to you as ordinary income.
The Code generally imposes a 3.8% Medicare contribution tax on the “net investment income” of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any capital gain dividends, and including net capital gains recognized on the sale, redemption or exchange of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.
The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s current and accumulated earnings and profits. In that case, the excess generally would be treated as return of capital and would reduce a shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A return of capital is not taxable, but it reduces a shareholder’s tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.
Pursuant to proposed regulations on which the Fund may rely, distributions by the Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described in the SAI, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders.
Fund distributions are taxable to shareholders as described above even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid).
Private Funds
The Fund may invest in Private Funds that are classified as partnerships for U.S. federal income tax purposes. As such, the Fund may be required to recognize items of taxable income and gain prior to the time that the Fund receives corresponding cash distributions from the Private Fund. In such case, the Fund might have to borrow money or dispose of investments, including interests in other Private Funds, including when it is disadvantageous to do so, in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income or excise tax.
Private Funds classified as partnerships for federal income tax purposes may generate income allocable to the Fund that is not qualifying income for purposes of the 90% gross income test described above. In order to meet the 90% gross income test, the Fund may structure its investments in a way potentially increasing the taxes imposed thereon or in respect thereof. Furthermore, it may not always be clear how the asset diversification rules for RIC qualification will apply to the Fund’s investments in Private Funds that are classified as partnerships for federal income tax purposes.
As a result of the considerations described in the preceding paragraphs, the Fund’s intention to qualify and be eligible for treatment as a RIC can limit its ability to acquire or continue to hold positions in Private Funds that would otherwise be consistent with its investment strategy or can require it to engage in transactions in which it would otherwise not engage, resulting in additional transaction costs and reducing the Fund’s return to shareholders.
Unless otherwise indicated, references in this discussion to the Fund’s investments, activities, income, gain, and loss include, as applicable, the investments, activities, income, gain, and loss attributable to the Fund as result of the Fund’s investment in any Private Fund or other entity that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not an association or publicly traded partnership taxable as a corporation).
Taxes When You Dispose of Your Common Shares
Any gain resulting from the disposition of Shares that is treated as a sale or exchange for U.S. federal income tax purposes generally will be taxable to shareholders as capital gains for U.S. federal income tax purposes. Shareholders who offer, and are able to sell all of the Shares they hold or are deemed to hold in response to a repurchase offer (as described above) generally will be treated as having sold their shares and generally will recognize a capital gain or loss. In the case of shareholders who tender or are able to sell fewer than all of their shares, it is possible that any amounts that the shareholder receives in such repurchase will be taxable as a dividend to such shareholder. In addition, there is a risk that shareholders who do not tender any of their shares for repurchase, or whose percentage interest in the Fund otherwise increases as a result of the repurchase offer, will be treated for U.S. federal income tax purposes as having received a taxable dividend distribution as a result of their proportionate increase in the ownership of the Fund. The Fund’s use of cash to repurchase shares could adversely affect its ability to satisfy the distribution requirements for treatment as a regulated investment company. The Fund could also recognize income in connection with its liquidation of portfolio securities to fund share repurchases. Any such income would be taken into account in determining whether such distribution requirements are satisfied.
Backup Withholding
The Fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he, she or it is not subject to such withholding.
DISTRIBUTION ARRANGEMENTS
General
Foreside Funds Distributors LLC, the Fund’s Distributor, serves as the Fund’s “statutory underwriter,” within the meaning of the Securities Act, and “principal underwriter,” within the meaning of the Investment Company Act, and facilitates the distribution of the Shares. The Distributor’s principal business address is 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312.
The Distributor will offer the Shares on a best efforts basis, but is not obligated to sell any certain number of Shares. Under the Distribution Agreement between the Fund and the Distributor, the Fund has agreed to indemnify the Distributor or its designee, their respective affiliates, the Adviser, and certain other persons against certain liabilities, including liabilities under the Securities Act. However, the Fund will not be required to provide indemnification where it is determined that the liability resulted from the willful misconduct, bad faith or gross negligence of the person seeking indemnification, or from the reckless disregard of such person’s duties.
Other Payments Made by the Fund, the Adviser, the Distributor and/or its Designee
The Fund, the Adviser, and/or the Distributor may authorize one or more Intermediaries to receive orders on behalf of the Fund. Additionally, the Adviser has entered into servicing agreements to compensate the Intermediaries providing such ongoing services in respect of clients to whom they have distributed Shares of the Fund. Shareholder servicing arrangements may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request.

Compensation received by the Intermediaries is paid by the Adviser out of the Adviser’s own resources and is not an expense of the Fund or Fund shareholders. These payments may create a conflict of interest for the Intermediaries by providing an incentive to recommend the Shares over other potential investments that may also be appropriate for the clients of such Intermediaries. These payments may also have the effect of increasing the Fund’s assets under management, which would increase the amount of the Investment Management Fee payable to the Adviser. There is no limit on the amount of such compensation paid by the Adviser to the Intermediaries, subject to the limitations imposed by the Financial Industry Regulatory Authority. Such professionals and Intermediaries may provide varying investment products, programs, platforms and accounts through which investors may purchase or participate in a repurchase of Shares of the Fund. Platform fees, administration fees, shareholder services fees and sub-transfer agent fees are not paid by the Fund as compensation for any sales or distribution activities.
The aggregate amount of these payments may be substantial and may include amounts that are sometimes referred to as “revenue sharing” payments. Because these revenue sharing payments are paid by the Adviser and not from the Fund’s assets, the amount of any revenue sharing payments is determined by the Adviser. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the Intermediaries, the expected level of assets or sales of Shares, the placing of the Fund on a recommended or preferred list and/or access to an Intermediary’s personnel and other factors. Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. Shareholders should inquire of an Intermediary how the Intermediary will be compensated for investments made in the Fund.
The Adviser may manage and offer additional investment products other than the Fund. The compensation for services paid to Intermediaries, including Intermediaries, may differ from one fund to another, even if the two funds are charged the same management fee or incentive-based fee (i.e. even if, overall, an investor would pay the same amount in fees). The differences in compensation may create an incentive for Intermediaries to recommend funds for which they receive higher compensation. Shareholders should discuss this with their Intermediaries to learn more about the compensation they receive.
PRIVACY NOTICE
This notice describes the Fund’s privacy policy. The Fund is committed to protecting the personal information (“Personal Information”) that it collects about individuals who are prospective, former or current investors. The Fund collects Personal Information for business purposes to process requests and transactions and to provide customer service. Personal Information is obtained from the following sources.
•	Investor applications and other forms, which may include your name(s), address, social security number or tax identification number;
•	Written and electronic correspondence, including telephone contacts; and
•
Transaction history, including information about the Fund’s transactions and balances in your accounts with the Fund or its affiliates or other holdings of the Fund and any affiliation with the Adviser and its subsidiaries.

The Fund limits access to Personal Information to those employees and service providers who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of Personal Information. The Fund maintains physical, electronic and procedural safeguards to protect Personal Information.
The Fund may share Personal Information described above with the Adviser and its various other affiliates or service providers for business purposes, such as to facilitate the servicing of accounts. The Fund may share the Personal Information described above for business purposes with a non-affiliated third party if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of the Fund. The Fund also may disclose Personal Information to regulatory authorities or otherwise as permitted by law. The Fund endeavors to keep its customer files complete and accurate. The Fund should be notified if any information needs to be corrected or updated.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. NO PERSON MAY SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.
SUBJECT TO COMPLETION

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 15, 2020
STATEMENT OF ADDITIONAL INFORMATION
VERSUS CAPITAL REAL ASSET DEBT FUND
Shares of Beneficial Interest
5555 DTC Parkway, Suite 330
Greenwood Village, Colorado 80111
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (877) 200-1878
[   ], 2020
This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the Prospectus of Versus Capital Real Asset Debt Fund (the “Fund”), dated [   ], 2020 (the “Prospectus”). Defined terms used herein, and not otherwise defined herein, have the same meanings as in the Prospectus. You can request a copy of the Prospectus, this SAI and the Fund’s annual and semi-annual reports (when available) without charge by writing to the Fund at the address above or by calling (877) 200-1878 or by visiting www.versuscapital.com. This SAI, material incorporated by reference and other information about the Fund are also available on the SEC’s website (http://www.sec.gov).

THE FUND
The Fund is a non-diversified, closed-end management investment company that continuously offers its shares and operates as an “interval fund” (as defined below). The Fund offers one class of shares. The Fund was formed on May 11, 2020 as a Massachusetts business trust.
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ADDITIONAL INVESTMENT POLICIES
The investment objectives and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. See “Investment Objective, Investment Strategies and Investment Features” in the Prospectus. Certain additional investment information is set forth below.
Fundamental Policies
The Fund’s fundamental policies may be changed only by the affirmative vote of a majority of the outstanding shares of beneficial interest of the Fund (collectively, the “Shares”). Fundamental policies of the Fund are listed below. For the purposes of this SAI, “majority of the outstanding Shares of the Fund” means the vote, at an annual or special meeting of shareholders duly called, of (a) 67% or more of the Shares present at such meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding Shares of the Fund, whichever is less. As fundamental policies, the Fund may not:
•
Invest 25% or more of its total assets (measured at current value at the time of investment) in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities); provided that the Fund may invest, directly or indirectly, 25% or more of its total assets in real estate industries and infrastructure industries, either individually or collectively.

•	Borrow money, except to the extent permitted under the Investment Company Act of 1940, as amended (the “Investment Company Act”).
•	Issue senior securities, except to the extent permitted under the Investment Company Act.
•	Underwrite securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.
•	Make loans, except to the extent permitted under the Investment Company Act.
•
Purchase, sell or hold real estate, except to the extent permitted by applicable law. This restriction shall not prohibit the Fund from purchasing, selling, or holding securities of issuers that invest in real estate, including securities of real estate investment trusts (“REITs”), and securities that are secured by real estate or interests in real estate.

•
Purchase and sell commodities, except to the extent permitted by applicable law. This restriction shall not prohibit the Fund from purchasing, selling, or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related, or other derivative instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

In addition, the Fund has adopted the following fundamental policies with respect to the repurchase of Shares:
•	The Fund will make quarterly repurchase offers (each a “Repurchase Offer”) pursuant to Rule 23c-3 under the Investment Company Act, as it may be amended from time to time.
•
The Fund will repurchase shares that are tendered by a specific date (the “Repurchase Request Deadline”), which will be established by the Board in accordance with Rule 23c-3, as amended from time to time.

•
There will be a maximum fourteen (14) calendar day period (or the next business day if the 14th calendar day is not a business day) between the Repurchase Request Deadline and the date on which the Fund’s net asset value applicable to the repurchase offer is determined.

Where applicable, the foregoing investment restrictions shall be interpreted based on the Investment Company Act and the rules and regulations thereunder, and the applicable statutes, rules, regulations, orders, guidance, and pronouncements of the U.S. Securities and Exchange Commission (the “SEC”) and its staff, as such statutes, rules, regulations, orders, guidance, and pronouncements may be amended from time to time.
Unless otherwise indicated, all limitations applicable to the Fund’s investments apply only at the time of investment. Any subsequent change in the percentage of the Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets, will not require the Fund to dispose of an investment.
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Certain Portfolio Securities and Other Operating Policies
Real Asset Debt Investments
The Fund’s investment objective is to achieve long-term Real Returns with income as secondary objective. “Real Returns” are defined as total returns adjusted for the effects of inflation. Versus Capital Advisors LLC, the Fund’s investment adviser (the “Adviser” or “Versus Capital”), seeks to achieve the Fund’s objective by investing in public and private infrastructure and real estate debt and preferred securities issued (“Real Asset Debt Investments”). The Fund may gain exposure to Real Asset Debt Investments directly or indirectly through investments in closed-end or continuously offered private real asset debt funds (collectively, the “Private Funds”). Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Real Asset Debt Investments. In certain circumstances or market environments, the Fund may reduce its investment in Real Asset Debt Investments and hold a larger position in cash or cash equivalents.
A Private Fund’s portfolio will typically include investments in infrastructure and real estate assets. This may include investment properties in various geographic markets (domestic and foreign) and various types of infrastructure assets (electricity transmission and distribution facilities, gas distribution systems, water distribution and waste water collection and processing facilities and others) and property types (retail, office, multi-family, industrial, and other commercial properties). With respect to real estate, the Private Funds will generally hold investments in fee-simple, directly or through one or more special purpose title-holding entities. They may also utilize other ownership structures, such as leasehold interests and joint ventures. Investments may be structured as equity or debt or in other similar structures.
In addition to diversification across property type and geographic markets, Private Funds may diversify by differing underlying economic drivers, including anticipated job growth, population growth or inflation. No specific limits have been established within the Fund’s investment guidelines for infrastructure or property type and geographic investments; however, many of the Private Funds have net asset value (“NAV”) limitations for any one individual property held by such Private Fund relative to the NAV of the Private Fund’s overall portfolio. While some Private Fund managers will seek diversification across infrastructure or property types, certain Private Funds may have a more specific focus and not seek such diversification, but instead use an investment strategy based on expertise within specific or multiple infrastructure asset or property categories.
The Private Funds may use leverage as a way to seek or enhance returns. Dependent upon the investment strategy, geographic focus and/or other economic or property specific factors, each Private Fund will have differing leverage limitations. Such limitations are specific to each Private Fund and may apply to an overall portfolio limitation as well as a property specific limitation.
Money Market Instruments
The Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Fund or the Sub-Advisers deem appropriate under the circumstances. Pending allocation of this offering proceeds and thereafter, from time to time, the Fund also may invest in these instruments. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.
Purchases of Non-Voting Securities
To the extent the Fund holds non-voting securities of, or contractually foregoes the right to vote in respect of, a Private Fund (which it intends to do in order to avoid being considered an “affiliate” of a Private Fund within the meaning of the Investment Company Act), it will not be able to vote on matters that require the approval of the investors of the Private Fund, including a matter that could adversely affect the Fund’s investment, such as changes to the Private Fund’s investment objective or policies or the termination of the Private Fund. See “Investment Objective, Strategies and Investment Features – Investment Objective” in the Prospectus. For any Private Fund where the Fund would be unable to do either of the foregoing (the Fund does not anticipate that it would be unable to do so), it intends to limit its voting interests in the relevant Private Fund to less than 5% of the Private Fund’s voting securities.
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Where a separate non-voting security class is not otherwise available, the Fund would seek to create by contract the same result as owning a non-voting security class: namely, a security that affords the Fund, and each subsequent holder, no legal right to vote. This result would be accomplished through a written agreement between the Fund and the Private Fund where the Fund irrevocably foregoes the right to vote, and does so in a manner that legally binds both the Fund and all subsequent holders. The agreement would grant the Private Fund the right to enjoin any holder from voting. The agreement also will include a statement of the parties’ intention that the agreement should be interpreted broadly to affect the parties’ desire that the Fund’s interest be identical to that of a separate non-voting class. In each instance, the Adviser will determine if the Fund will waive the Fund’s voting rights. When it does so, the Adviser will consider only the interests of the Fund and not the interests of the Adviser or those of the Adviser’s other clients. The waiver arrangement should benefit the Fund, as it will enable the Fund to invest in more interests of a Private Fund that the Adviser believes is desirable, than the Fund would be able to if it were deemed to be an “affiliate” of the Private Fund within the meaning of the Investment Company Act. The Adviser believes that the use of this waiver arrangement will not affect the ability of other clients of the Adviser to invest in the same Private Funds.
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TRUSTEES AND OFFICERS
Trustees
The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of trustees of a registered investment company organized as a Massachusetts business trust.
Board’s Oversight Role in Management
The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Adviser, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman of the Board, acting between Board meetings, plans to regularly interact with and receives risk management reports from senior personnel of service providers, including senior managerial and financial officers of the Adviser, the Fund’s and the Adviser’s Chief Compliance Officer and portfolio management personnel. The Board’s Audit Committee (which consists of all of the Independent Trustees (as defined below)) holds regularly scheduled meetings, and between meetings the Audit Committee chair maintains contact with the Fund’s independent registered public accounting firm and the Adviser’s senior personnel. The Board receives periodic presentations from senior personnel of the Adviser regarding risk management, as well as periodic presentations regarding specific operational, compliance or investment risk areas such as business continuity, anti-money laundering, personal trading, valuation and investment research. The Board also receives reports from counsel to the Fund or counsel to the Adviser regarding regulatory compliance and governance matters. The Board will also review any proposals associated with the Adviser entering into sub-advisory relationships with Sub-Advisers. Such relationships may only be entered into upon Board approval and upon the approval of a majority (as defined under the Investment Company Act) of the Fund’s outstanding voting securities pursuant to the Investment Company Act.
The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.
Board Composition and Leadership Structure
The Investment Company Act requires that at least 40% of the Fund’s trustees not be “interested persons,” as defined in the Investment Company Act, of the Fund, the Adviser, the Sub-Advisers, the Distributor or their designee, or any affiliate of the foregoing (such trustees, the “Independent Trustees”). To rely on certain exemptive rules under the Investment Company Act, a majority of the Fund’s trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the Investment Company Act and/or the rules thereunder require the approval of a majority of the Independent Trustees. Four (4) of the Fund’s seven (7) trustees are Independent Trustees. A majority of the Trustees are not “interested persons” of the Fund, the Adviser, the Sub-Advisers, [Foreside Funds Distributors LLC] (the “Distributor”), or any affiliate of any of the foregoing, as defined by the Investment Company Act. The Fund’s trustees, including its four (4) Independent Trustees, interact directly with senior management of the Adviser at scheduled meetings and between meetings as appropriate. Independent Trustees have been designated to chair the Audit Committee, Valuation Committee and the Nominating and Governance Committee. The Board has designated a Lead Independent Trustee to take the lead in addressing with management matters or issues of concern to the Board. In light of the Board’s size and structure, and the cooperative working relationship among the Trustees, the Board has determined that it is appropriate to have an Interested Trustee serve as Chairman of the Board.
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The address, year of birth, and descriptions of their principal occupations during the past five years are listed below for each trustee of the Fund. The Fund has divided the trustees into two groups: Independent Trustees and trustees who are “interested persons,” as defined in the Investment Company Act (the “Interested Trustees”):
Name, Address and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(3) Overseen by Trustee	Other Public Company Directorships Held by Trustee
Independent Trustees
[ ]	Independent Trustee	Since inception	[ ]	[ ]	[ ]
[ ]	Lead Independent Trustee	Since inception	[ ]	[ ]	[ ]
[ ]	Independent Trustee	Since inception	[ ]	[ ]	[ ]
[ ]	Independent Trustee	Since inception	[ ]	[ ]	[ ]
Interested Trustees
[ ]	Chair of the Board, Trustee	Since inception	[ ]	[ ]	[ ]
[ ]	Trustee	Since inception	[ ]	[ ]	[ ]
[ ]	Trustee	Since inception	[ ]	[ ]	[ ]
(1)	The address of each member of the Board is: c/o Versus Capital Real Asset Debt Fund, 5555 DTC Parkway, Suite 330, Greenwood Village, Colorado 80111.
(2)	Each Trustee will serve for the duration of the Fund, or until his death, resignation, termination, removal or retirement.
(3)	The term “Fund Complex” as used herein includes the Fund, Versus Capital Real Assets Fund LLC and Versus Capital Multi-Manager Real Estate Income Fund LLC.
Additional information about each trustee follows (supplementing the information provided in the table above) that describes certain specific experiences, qualifications, attributes or skills that each trustee possesses and that the Board believes has prepared them to be effective trustees.
Independent Trustees
[TO BE UPDATED BY AMENDMENT]
Interested Trustees
[TO BE UPDATED BY AMENDMENT]
Board Participation and Committees
The Board believes that each Trustee’s experience, qualifications, attributes and skills give each Trustee the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The charter for the Board’s Nominating and Governance Committee contains other factors considered by the Nominating and Governance Committee in identifying and evaluating potential Board member nominees. To assist them in evaluating matters under federal and state law, the Trustees may benefit from information provided by counsel to the Independent Trustees or counsel to the Fund; both Board and Fund counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.
Each Trustee serves on the Board for the duration of the Fund, or until his death, resignation, retirement, disqualification or removal from office. A Trustee may resign or retire by an instrument in writing signed by him and
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delivered to the President or Secretary or a Trustee of the Trust, and such resignation or retirement shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any Trustee may be removed from office with or without cause (i) by action of at least seventy-five percent (75%) of the outstanding Shares of the classes or series of Shares entitled to vote for the election of such Trustee, or (ii) by written instrument, signed by at least two-thirds (66 2/3%) of the Trustees not subject to the removal. In the event of any vacancy in the position of a Trustee, the remaining Trustees may by a majority vote appoint an individual to serve as a Trustee, so long as immediately after such appointment at least two-thirds (66 2/3%) of the Trustees then serving would have been elected by the shareholders, as required by the Investment Company Act. If there are no remaining Trustees elected by the shareholders, a majority of the entire Board may fill any such vacancy, provided that the Trustees shall call a shareholder meeting within 120 calendar days of such an appointment to elect a Trustee to fill such Board seat.
The Chairman of the Board is [  ]. The only standing committees of the Board are the Audit Committee, Nominating and Governance Committee, Investment Committee, and Valuation Committee.
The current members of the Audit Committee are [  ], each of whom is an Independent Trustee. The current Chairman of the Audit Committee is [  ]. The function of the Audit Committee, pursuant to its adopted written charter, is to (1) oversee the Fund’s accounting and financial reporting processes, the audits of the Fund’s financial statements and the Fund’s internal controls over, among other things, financial reporting and disclosure controls and procedures, (2) oversee or assist in Board oversight of the integrity of the Fund’s financial statements and the Fund’s compliance with legal and regulatory requirements and (3) approve prior to appointment the engagement of the Fund’s independent registered public accounting firm and review the independent registered public accounting firm’s qualifications and independence and the performance of the independent registered public accounting firm.
The current members of the Nominating and Governance Committee are [  ], each of whom is an Independent Trustee. The current Chairman of the Nominating and Governance Committee is [  ]. The function of the Nominating and Governance Committee, pursuant to its adopted written charter, is to (1) evaluate the suitability of potential candidates for election or appointment to the Board and recommend candidates for nomination; (2) recommend the appointment of members and chairs of each Board committee; and (3) oversee periodic evaluations of the Board and its committees. The Nominating and Governance Committee reviews nominations of potential Trustees made by Fund management and by Fund shareholders, which includes all information relating to the recommended nominees that is required to be disclosed in solicitations or proxy statements for the election of trustees, including without limitation the biographical information and the qualifications of the proposed nominees. The Nominating and Governance Committee will consider nominations as it deems appropriate after taking into account, among other things, the factors listed in the charter. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating and Governance Committee. The Nominating and Governance Committee meets as is necessary or appropriate.
The Investment Committee is comprised of all of the Trustees, the majority of which are Independent Trustees. The current Chairman of the Investment Committee is [  ]. The function of the Investment Committee, pursuant to its adopted written charter, is to (1) oversee the Adviser’s determination of, implementation of, and ongoing monitoring of investment strategies and objectives of the Fund, which include the Adviser’s process for the selection and ongoing due diligence of Private Funds, Sub-Advisers, and other direct investments of the Fund; and (2) review and make recommendations to the Board regarding the initial approval and periodic renewal of advisory contracts between the Fund, the Adviser and the Sub-Advisers, as required by Section 15 of the Investment Company Act.
The Valuation Committee is comprised of all of the Trustees, the majority of which are Independent Trustees. The current Chairman of the Valuation Committee is [  ]. The function of the Valuation Committee, pursuant to its adopted written charter, is to oversee the development of Fund policies and procedures and the Adviser’s implementation of those policies and procedures, for the calculation of the Fund’s NAV. The Valuation Committee reviews and oversees the policies and reporting of the underlying asset values of the Private Funds, as well as the portion of the Fund’s assets that are sub-advised by Sub-Advisers and invested directly by the Adviser, including through the Private Funds.
8

Officers
The address, year of birth, and a description of principal occupations during the past five years are listed below for each officer of the Fund:
Name, Address and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Mark D. Quam; 1970	Chief Executive Officer	Since inception
Chief Executive Officer of the Adviser (2010 to present); Chief Executive Officer of Versus Capital Real Assets Fund LLC (2017 to present); and Chief Executive Officer of Versus Capital Multi-Manager Real Estate Income Fund LLC (2012 to present).

William R. Fuhs, Jr.; 1968	President	Since inception
President of the Adviser (2010 to present); Chief Financial Officer of the Adviser (2010 to 2016); President of Versus Capital Real Assets Fund LLC (2017 to present); and President of Versus Capital Multi-Manager Real Estate Income Fund LLC (2012 to present).

Casey Frazier; 1977	Chief Investment Officer	Since inception
Chief Investment Officer of the Adviser (2011 to present); Chief Investment Officer of Versus Capital Real Assets Fund LLC (2017 to present); and Chief Investment Officer of Versus Capital Multi-Manager Real Estate Income Fund LLC (2012 to present).

Brian Petersen; 1970	Chief Financial Officer, Treasurer	Since inception
Managing Director, Fund Financial Operations of the Adviser (July 2019 to present); Chief Financial Officer and Treasurer of Versus Capital Real Assets Fund LLC, (August 2019 to present); Chief Financial Officer of Versus Capital Multi-Manager Real Estate Income Fund LLC (August 2019 to present); Senior Vice President of OFI Global Asset Management, Inc. (January 2017 to May 2019); and Vice President of OFI Global Asset Management, Inc. (2007-2017).

Steve Andersen; 1976	Chief Compliance Officer, Secretary	Since inception
Chief Compliance Officer of the Adviser, Versus Capital Real Assets Fund LLC and Versus Capital Multi-Manager Real Estate Income Fund LLC (October 2018 – present); Secretary of Versus Capital Real Assets Fund LLC and Versus Capital Multi-Manager Real Estate Income Fund LLC (December 2018 – present); Vice President of Compliance at Janus Henderson Investors (August 2017 to August 2018). Assistant Vice President of Compliance at Janus Capital Group (January 2016 to August 2017); and Senior Compliance Manager at Janus Capital Group (August 2011 to January 2016).

(1)	The address of each Officer of the Fund is: c/o Versus Capital Real Asset Debt Fund, 5555 DTC Parkway, Suite 330, Greenwood Village, Colorado 80111.
(2)	Each Officer will serve for the duration of the Fund, or until his death, resignation, termination, removal or retirement.
9

Additional biographical information for officers that are not Trustees of the Fund is listed below.
Executive Officers
Steve Andersen is the Fund’s Chief Compliance Officer and Secretary. Prior to joining the Adviser as Chief Compliance Officer and Chief Operating Officer in 2018, Mr. Andersen spent 15 years in senior compliance roles at Janus Henderson Investors and Intech Investment Management, leading teams responsible for supporting and monitoring the Investment and Trading Departments and developing policies and procedures necessary to ensure adherence to global regulations, including the U.S. Investment Advisers Act and Investment Company Act. Mr. Andersen graduated from the University of Nebraska with a B.S. in Business Administration and has an M.B.A. from the University of Kansas. Mr. Andersen has earned the Certified Securities Compliance Professional (CSCP) designation.
Brian Petersen is the Fund’s Chief Financial Officer and Treasurer. Mr. Petersen’s 25-year professional background includes 20 years at Oppenheimer Funds, most recently serving as Treasurer and Principal Financial Officer of its mutual funds, leading a team responsible for oversight of the day-to-day operations of all its investment products including investment valuation, NAV production, financial reporting and accounting policy administration, service provider oversight and Audit Committee reporting and relationship management. Mr. Petersen previously was a vice president of Corporate Finance at Oppenheimer Funds performing financial planning, analysis and accounting functions. He also held officer roles in its Fund Treasury and Fund Accounting departments. Prior to working at Oppenheimer Funds, Mr. Petersen spent 5 years as an auditor with PricewaterhouseCoopers focused on clients in the financial services industry including asset managers, transfer agents and mutual funds. Mr. Petersen earned Bachelor of Science in Accounting and Master of Accountancy degrees from the University of Denver and is a Certified Public Accountant in the State of Colorado.
Trustee Ownership of Securities
The following table shows the dollar range of equity securities owned by the Trustees in the Fund and in other investment companies overseen by the Trustee within the same family of investment companies as of December 31, 2019. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.
Name of Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
[ ]	None	$[ ]
[ ]	None	$[ ]
[ ]	None	$[ ]
[ ]	None	$[ ]
Interested Trustees
[ ]	None	$[ ]
[ ]	None	$[ ]
[ ]	None	$[ ]
*	As of the date of this SAI, none of the Trustees owned shares of the Fund because the Fund had not yet begun investment operations.
As of [  ], 2020, none of the Independent Trustees or any of their immediate family members held any securities of the Adviser, a Sub-Adviser, the Distributor, nor any entities directly or indirectly controlling or controlled by or under common control with the Adviser, a Sub-Adviser or the Distributor.
Compensation
The Fund pays each Independent Trustee a fee of $[ ] per annum. In addition, the Fund reimburses each of the Independent Trustees for travel and other expenses incurred in connection with attendance at meetings. The Chairman of the Audit Committee receives an additional amount of $[ ] per annum. Other members of the Board and executive officers of the Fund receive no compensation, other than as noted in the table below. The Nominating and Governance
10

Committee of the Board evaluates the compensation of the Board members on an ongoing basis and may increase or decrease such compensation based upon market factors and the ongoing responsibilities and commitment of the members, all of which will be subject to Board approval, including a majority of the Independent Trustees.
Because the Fund is newly formed, no compensation has yet been paid to the trustees. The following table summarizes the compensation to be paid to the Independent Trustees, including Committee fees, and certain executive officers of the Fund for the Fund’s initial fiscal year ending March 31, 2021. The Interested Trustees and executive officers of the Fund receive no compensation, other than as noted in the table below. Compensation paid to the trustees will continue to be evaluated by the Board on an ongoing basis.
Name of Person, Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund paid to Trustees/Officers
Independent Trustees
[ ]	$[ ]	N/A	N/A	$[ ]
[ ]	$[ ]	N/A	N/A	$[ ]
[ ]	$[ ]	N/A	N/A	$[ ]
[ ](2)	$[ ]	N/A	N/A	$[ ]
Interested Trustees
[ ]	$[ ]	N/A	N/A	$[ ]
[ ]	$[ ]	N/A	N/A	$[ ]
[ ]	$[ ]	N/A	N/A	$[ ]
Officers
Mark D. Quam as Chief Executive Officer	$[ ]	N/A	N/A	$[ ]
William R. Fuhs, Jr. as President	$[ ]	N/A	N/A	$[ ]
Casey Frazier as Chief Investment Officer	$[ ]	N/A	N/A	$[ ]
Brian Petersen as Chief Financial Officer, and Treasurer	N/A	N/A	N/A	N/A
Steve Andersen as Chief Compliance Officer and Secretary	$[ ](1)	N/A	N/A	$[ ]
(1)	Represents amounts being charged to the Fund for compliance services.
(2)	As Chairman of the Audit Committee, [ ] will receive an additional amount of $[ ] per annum.
CONTROL PERSONS AND PRINCIPAL HOLDERS
A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. A control person may be able to determine the outcome of a matter put to a shareholder vote.
[As of the date of this SAI, the Adviser owned of record and beneficially 100% of the outstanding Shares of the Fund.]
As of [  ], 2020, the Trustees and officers of the Fund as a group owned, directly or indirectly, [  ]% of the outstanding Shares of the Fund.
11

INVESTMENT ADVISORY AND OTHER SERVICES
The Adviser
The Fund’s investment adviser is Versus Capital Advisors LLC, a registered adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser’s offices are located at 5555 DTC Parkway, Suite 330, Greenwood Village, Colorado 80111. The Adviser is a Delaware limited liability company originally formed in March of 2007 and reorganized in 2011. Versus Capital is a wholly owned subsidiary of Versus Capital Group, LLC. The co-founders of Versus Capital – Mark D. Quam, William R. Fuhs and Casey R. Frazier – indirectly own a controlling interest in Versus Capital Group, LLC. [  ] and [  ] also serve as Interested Trustees to the Fund.
The Fund has engaged the Adviser to provide investment advice to, and manage the day-to-day business and affairs of, the Fund, in each case under the ultimate supervision of and subject to any policies established by the Board, pursuant to an investment management agreement entered into between the Fund and the Adviser. The Adviser may manage the Fund’s assets directly and/or may delegate the management of all or any portion of the Fund’s assets to one or more Sub-Advisers, and the Adviser has the responsibility of selecting any Sub-Advisers and/or Private Funds. The Adviser evaluates regularly each Private Fund and Sub-Adviser to determine whether their respective investment programs are consistent with the Fund’s investment objective and whether their respective investment performance is satisfactory. The Adviser may, at its discretion, subject to the repurchase policies of the Private Funds, reallocate the Fund’s assets among the Private Funds and Sub-Advisers, terminate or redeem investments from existing Private Funds or Sub-Advisers and select additional Private Funds or Sub-Advisers subject to review and approval of the Board. The Adviser also provides certain administrative services to the Fund, including: providing office space, handling of shareholder inquiries regarding the Fund, providing shareholders with information concerning their investment in the Fund, coordinating and organizing meetings of the Board and providing other support services. The Adviser will perform its duties subject to any policies established by the Board.
In consideration for all such services, the Fund will pay the Adviser a quarterly fee (the “Investment Management Fee”) at an annual rate of [  ]% of the Fund’s NAV, which will accrue daily on the basis of the NAV of the Fund. The Investment Management Fee will be paid to the Adviser out of the Fund’s assets.
The Sub-Advisers
The Adviser has responsibility, subject to oversight by the Board, for overseeing the Sub-Advisers and for recommending their hiring, termination and replacement. The Adviser has entered into such sub-advisory agreements with the following Sub-Advisers:
[SUB-ADVISER INFORMATION TO BE ADDED BY AMENDMENT]
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
[  ], serves as the independent registered public accounting firm of the Fund. [  ] provides audit services, tax assistance and consultation in connection with the review of SEC and Internal Revenue Services (“IRS”) filings.
CUSTODIAN
[The Bank of New York Mellon] (the “Custodian”) serves as the primary custodian of the assets of the Fund held in Private Funds or managed by Sub-Advisers acting as sub-advisers, and may maintain custody of such assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board. The Custodian’s principal business address is [4400 Computer Drive, Westborough, MA 01581].
LEGAL COUNSEL
Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199, acts as legal counsel to the Fund.
12

PORTFOLIO MANAGERS
The following tables identify, as of March 31, 2020: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by the Fund’s portfolio managers (collectively, “Other Accounts”); (ii) the total assets of such Other Accounts; and (iii) the number and total assets of Other Accounts with respect to which the management fee charged is based on performance.
Versus Capital Advisors LLC
Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets of Other Registered Investment Companies	Number	Total Assets	Number	Total Assets of Other Accounts
Casey Frazier, CFA	2	$4.6 billion	4	$1.4 million	0	N/A
William Fuhs	2	$4.6 billion	4	$1.4 million	0	N/A
Dave Truex, CFA	2	$4.6 billion	4	$1.4 million	0	N/A
Performance Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Casey Frazier, CFA	0	N/A	0	N/A	0	N/A
William Fuhs	0	N/A	0	N/A	0	N/A
Dave Truex, CFA	0	N/A	0	N/A	0	N/A
Conflicts of Interest
In addition to the Fund, the Adviser provides investment advisory services to the Versus Capital Real Assets Fund LLC and Versus Capital Multi-Manager Real Estate Income Fund LLC, each a continuously offered registered closed-end management investment company that has elected to be treated as an interval fund, as well as four charitable pooled income funds, as defined under section 642(c)(5) of the Code. The Adviser has policies and procedures designed to allocate investment opportunities among the funds and accounts that it manages on a fair and equitable basis over time. See “Conflicts of Interest – The Adviser, the Sub-Advisers, and the Private Fund Managers” below for an additional discussion of the Adviser’s conflicts of interest.
Compensation
A team approach is used by the Adviser to manage the Fund. The Investment Committee of the Adviser is chaired by Casey Frazier, and includes William Fuhs and David Truex. Mr. Frazier and Mr. Fuhs are founding members of the Adviser and are paid a base salary and a share of the profits, if any, earned in their ownership of the Adviser. Mr. Truex is paid a base salary and a discretionary bonus.
Ownership of Securities
The following table discloses the dollar range of equity securities beneficially owned by the portfolio managers of the Fund. The information is as of [  ], 2020.
Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund*
William R. Fuhs, Jr.	$0
Casey Frazier	$0
David Truex	$0
*	As of the date of this SAI, none of the Trustees owned shares of the Fund because the Fund had not yet begun investment operations.
[SUB-ADVISER INFORMATION TO BE ADDED BY AMENDMENT]
13

REPURCHASES AND TRANSFERS OF SHARES
Involuntary Repurchases
The Fund may, in connection with the Fund’s quarterly Repurchase Offers, repurchase at NAV of a shareholder’s Shares or Shares of any person acquiring Shares from or through a shareholder if: (a) such Shares have been transferred in violation of the Fund’s Declaration of Trust, or such Shares have vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a shareholder; (b) ownership of Shares by a shareholder or other person will cause the Fund to be in violation of, or require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; (c) continued ownership of such Shares may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any shareholders to an undue risk of adverse tax or other fiscal consequences; (d) such shareholder owns Shares having an aggregate NAV less than an amount determined from time to time by the Board; (e) any of the representations and warranties made by a shareholder in connection with the acquisition of Shares thereof was not true when made or has ceased to be true; or (f) it would be in the best interests of the Fund, as determined by the Board, for the Fund to repurchase such Shares.
Transfers of Shares
No person may become a substituted shareholder without the written consent of the Board, which consent may be withheld for any reason in the Board’s sole and absolute discretion. Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion. The Board may, in its discretion, delegate to the Adviser its authority to consent to transfers of Shares.
Each shareholder and transferee is required to pay all expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with such transfer.
CODE OF ETHICS
The Fund and the Adviser have each adopted a Joint Code of Ethics, and each Sub-Adviser has adopted a code of ethics, pursuant to Rule 17j-1 under the Investment Company Act, that permits its personnel, subject to the codes, to invest in securities, including securities that may be purchased or held by the Fund. [Foreside Funds Distributors LLC], acting as Distributor, is exempt from Rule 17j-1. These codes of ethics are available on the Electronic Data-Gathering, Analysis, and Retrieval system (EDGAR) on the SEC’s website at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
PROXY VOTING POLICIES AND PROCEDURES
The Fund invests in Private Funds which have investors other than the Fund. The Fund may invest some of its assets in non-voting securities of Private Funds.
The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser, to vote the Fund’s proxies in accordance with the Adviser’s proxy voting guidelines and procedures. For assets sub-advised by Sub-Advisers, the Adviser has delegated its authority to vote proxies to those Sub-Advisers. The proxy voting policies and procedures of the Sub-Advisers are set forth on Appendix A to this SAI. Private Funds typically do not submit matters to investors for vote; however, if a Private Fund submits a matter to the Fund for vote (and the Fund holds voting interests in the Private Fund), the Adviser will vote on the matter in a way that it believes is in the best interest of the Fund and in accordance with the following proxy voting guidelines (the “Voting Guidelines”):
•	In voting proxies, the Adviser is guided by general fiduciary principles. The Adviser’s goal is to act prudently, solely in the best interest of the Fund.
•
The Adviser attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder value.

•	The Adviser, absent a particular reason to the contrary, generally will vote with management’s recommendations on routine matters. Other matters will be voted on a case-by-case basis.
14

The Adviser applies its Voting Guidelines in a manner designed to identify and address material conflicts that may arise between the Adviser’s interests and those of its clients before voting proxies on behalf of such clients. The Adviser relies on the following to seek to identify conflicts of interest with respect to proxy voting and assess their materiality:
•
The Adviser’s employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of the Adviser’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of certain designated persons.

•
Such designated persons work with appropriate personnel of the Adviser to determine whether an identified conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. The Adviser shall maintain a written record of all materiality determinations.

•	If it is determined that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.
•
If it is determined that a conflict of interest is material, the Adviser may seek legal assistance from appropriate counsel for the Adviser to determine a method to resolve such conflict of interest before voting proxies affected by the conflict of interest. Such methods may include:

○	disclosing the conflict to the Board and obtaining the consent of the Board before voting;
○	engaging another party on behalf of the Fund to vote the proxy on its behalf;
○	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or
○	such other method as is deemed appropriate under the circumstances given the nature of the conflict.
The Adviser shall maintain a written record of the method used to resolve a material conflict of interest. Information regarding how the Adviser and the Sub-Advisers voted the Fund’s proxies related to the Fund’s portfolio holdings during the most recent 12-month period ended June 30th will be available without charge, upon request, by calling (877) 200-1878, and will be available on the SEC’s website at http://www.sec.gov.
CONFLICTS OF INTEREST
The Adviser, the Sub-Advisers, and the Private Fund Managers
The Adviser, the Sub-Advisers, and the managers of the Private Funds (collectively referred to herein as “Managers”) and their respective affiliates are actively engaged in transactions and in rendering discretionary or non-discretionary investment advice on behalf of the Fund, the Private Funds, and other registered investment companies, private investment funds, and individual accounts (collectively, “Adviser Clients”). Each Manager will evaluate a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund and other Adviser Clients at a particular time. Because these considerations may differ, the investment activities of the Fund, on the one hand, and other Adviser Clients, on the other hand, may differ considerably from time to time. In addition, the fees and expenses of the Fund may differ from those of the other Adviser Clients.
Other Adviser Clients may have investment objectives and strategies that are similar to those of the Fund and may involve the same types of investments as the Fund and/or the Private Funds. As a result, a Manager’s other Adviser Clients may compete with the Fund and/or the Private Funds for appropriate investment opportunities and conflicts of interest may arise with respect to the allocation of the investment opportunities, particularly with respect to capacity constrained opportunities. It is the policy of each of the Adviser and Sub-Advisers, to the extent possible, to allocate investment opportunities to the Fund over a period of time on a fair and equitable basis relative to other Adviser Clients. Investment decisions for the Fund are made independently from those of other Adviser Clients. Neither the Adviser nor any Sub-Adviser has any obligation to invest on behalf of the Fund in any investment opportunity that the Adviser of Sub-Adviser invests in on behalf of other Adviser Clients if, in its opinion, such investment appears to be unsuitable, impractical, or undesirable for the Fund.
15

Conversely, certain portfolio strategies of the Managers and/or their respective affiliates used for other Adviser Clients could conflict with the strategies employed by the Managers in managing the Fund or the Private Funds, as applicable, particularly where a Manager has limited the capacity for a particular strategy or the number of accounts it will manage. As a result, the Fund may invest in a manner opposite to that of a Manager’s other Adviser Clients – i.e. the Fund buying an investment when other Adviser Clients are selling, and vice-versa. The Managers and/or their respective affiliates may give advice or take action with respect to any of their Adviser Clients that may differ in the nature or timing of any advice or action taken with respect to the Fund or the Private Funds. The Adviser may have relationships with certain Managers described herein for certain of its other Adviser Clients and the Adviser will have discretion in determining the Fund’s level of participation with such Managers. In some cases, such relationships for other Adviser Clients may be on terms different than, and sometimes more favorable than, the terms for the Fund. The Adviser, the Managers, and/or their respective affiliates may have investments or other business relationships with each other or with the Private Funds, including acting as broker, prime broker, lender, counterparty, shareholder or financial adviser. These other relationships could be more valuable than the Adviser’s or Manager’s relationships with the Fund, either due to compensation arrangements or otherwise. In addition, the Adviser, the Sub-Advisers and/or their respective affiliates may receive research products and services in connection with the brokerage services that the Adviser, the Sub-Advisers, and/or their respective affiliates may provide from time to time. For these reasons, the Managers may have financial incentives to favor certain Adviser Clients over the Fund may be conflicted in providing services to the Fund relative to its other Adviser Clients, and the Adviser will face a conflict in evaluating such Managers. Due to the prohibitions contained in the Investment Company Act regarding certain transactions between a registered investment company and its affiliated persons, or affiliated persons of those affiliated persons, the Fund may not be able to invest in Private Funds and other Adviser Clients managed by certain Managers, even if the investment would be appropriate for the Fund.
The Adviser and the Sub-Advisers may have an incentive to favor certain accounts over the Fund to the extent they have proprietary investments in those accounts or receive greater compensation for managing them than they do for managing the Fund. The proprietary activities or portfolio strategies of the Adviser, the Sub-Advisers and their respective affiliates, and the activities or strategies used for accounts managed by the Adviser, the Sub-Advisers, and/or their respective affiliates for themselves or other Adviser Clients, could conflict with the transactions and strategies employed by the Fund, and could affect the prices and availability of the securities and instruments in which the Fund invests. Issuers of securities held by the Fund or a Private Fund may have publicly or privately traded securities in which the Adviser, the Managers, and/or their respective affiliates are investors or market makers. The trading activities of the Adviser, the Managers and their respective affiliates generally are carried out without reference to positions held directly or indirectly by the Fund or the Private Funds and may have an effect on the value of the positions so held. Any of their proprietary accounts and other customer accounts may compete with the Fund for specific trades, or may hold positions opposite to positions maintained on behalf of the Fund. The Sub-Advisers may give advice and recommend securities to, or buy or sell securities for the Fund, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers even though their investment objectives may be the same as, or similar to, those of the Fund. The managers of the Private Funds may have conflicts of interest with respect to the Private Funds that are similar to the conflicts of interest that the Sub-Advisers have with the Fund, which therefore indirectly impact the Fund.
The Distributor and Intermediaries
[Foreside Funds Distributors LLC] serves as the Fund’s “statutory underwriter,” within the meaning of the Securities Act, and “principal underwriter,” within the meaning of the Investment Company Act, and facilitates the distribution of the Shares. The Fund, the Adviser and/or the Distributor may authorize one or more financial intermediaries, including certain brokers or dealers who sell Shares (each an “Intermediary” and, collectively, the “Intermediaries”) to receive orders on behalf of the Fund. Additionally, the Adviser has entered into servicing agreements to compensate the Intermediaries and certain other financial industry professionals providing ongoing services in respect of clients to whom they have distributed Shares of the Fund. Such compensation to the Intermediaries is paid by the Adviser out of the Adviser’s own resources and is not an expense of the Fund or Fund shareholders. These payments may create a conflict of interest for the Intermediaries by providing an incentive to recommend the Fund’s Shares over other potential investments that may also be appropriate for the clients of such Intermediaries. Such professionals and Intermediaries may provide varying investment products, programs, platforms and accounts through which investors may purchase or participate in a repurchase of Shares of the Fund. Platform fees, administration fees, shareholder services fees and sub-transfer agent fees paid to Intermediaries are not paid by the Fund.
Any Intermediaries or their respective affiliates may provide brokerage, placement, investment banking and other financial or advisory services from time to time to one or more accounts or entities managed by the Managers or their affiliates, including the Private Funds, and receive compensation for providing these services.
16

TAX ASPECTS
The following discussion of U.S. federal income tax consequences of investment in Shares of the Fund is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in Shares of the Fund. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to an investment in Shares of the Fund. There may be other tax considerations applicable to particular shareholders. For example, except as otherwise specifically noted herein, this summary has not described certain tax considerations that may be relevant to certain types of persons subject to special treatment under the U.S. federal income tax laws, including shareholders subject to the U.S. federal alternative minimum tax, insurance companies, tax exempt organizations, pension plans and trusts, regulated investment companies, dealers in securities, shareholders holding Shares through tax-advantaged accounts (such as 401(k) plans or individual retirement accounts), financial institutions, shareholders holding Shares as part of a hedge, straddle, or conversion transaction, entities that are not organized under the laws of the United States or a political subdivision thereof, and persons who are neither citizens nor residents of the United States. This summary assumes that investors hold Shares as capital assets (within the meaning of the Code). Shareholders should consult their own tax advisors regarding their particular situation and the possible application of U.S. federal, state, local, non-U.S. or other tax laws, and any proposed tax law changes.
Taxation of the Fund
The Fund intends to elect and to qualify and be eligible to be treated each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax exempt interest income for such year.
In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.
For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain
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under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.
If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If the Fund were to fail to meet the income, diversification, or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a regulated investment company accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax exempt income and net long-term capital gains, would be taxable to Shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s Shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a regulated investment company that is accorded special tax treatment.
The Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax exempt income (if any) and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Any taxable income including any net capital gain retained by the Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of Shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. The Fund may carry net capital losses forward to one or more subsequent taxable years without expiration. The Fund must apply such carryforwards first against gains of the same character.
In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a regulated investment company generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.
If the Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income recognized for the one-year period ending on October 31 of such year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a regulated investment company’s ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be
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taken into account after October 31 (or November 30 of that year if the regulated investment company makes the election described above) generally are treated as arising on January 1 of the following calendar year; in the case of a regulated investment company with a December 31 year end that makes the election described above, no such gains or losses will be so treated. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to or will do so.
Fund Distributions
The Fund intends to distribute dividends to Shareholders quarterly. All distributions paid by the Fund will be reinvested in additional Shares of the Fund unless a shareholder “opts out” (elects not to reinvest in additional Shares), pursuant to the Fund’s Dividend Reinvestment Policy. A shareholder whose distributions are so reinvested in Shares will be treated for U.S. federal income tax purposes as having received an amount in distribution equal to the fair market value of the Shares issued to the shareholder, which amount will also be equal to the net asset value of such shares. For U.S. federal income tax purposes, all distributions are generally taxable in the manner described herein, whether a shareholder takes them in cash or they are reinvested pursuant to the Dividend Reinvestment Policy in additional shares of the Fund.
Fund distributions generally will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. See the discussion below regarding distributions declared in October, November or December for further information. Distributions received by tax exempt shareholders generally will not be subject to U.S. federal income tax to the extent permitted under applicable tax law.
For U.S. federal income tax purposes, distributions of investment income other than exempt-interest dividends (described below) are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated the gains, rather than how long a shareholder has owned his or her Shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss in respect of such investments. Distributions of net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. The Fund does not expect a significant portion of distributions to be derived from qualified dividend income.
In general, dividends of net investment income received by corporate shareholders of the Fund will qualify for the dividends-received deduction generally available to corporations only to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year if certain holding period and other requirements are met at both the shareholder and Fund levels. The Fund does not expect a significant portion of distributions to be eligible for the dividends-received deduction.
Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to non-corporate shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.
The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income (other than exempt-interest dividends, described below) and capital gains as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.
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If, in and with respect to any taxable year, the Fund makes a distribution in excess of its current and accumulated “earnings and profits,” the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her Shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.
Pursuant to proposed regulations on which the Fund may rely, distributions by the Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a regulated investment company (“RIC”) from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.
A distribution by the Fund will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
Dividends and distributions on Shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of Shares purchased at a time when the Fund’s net asset value reflects unrealized gains or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.
Sales, Exchanges or Repurchases of Shares
The sale, exchange or repurchase of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Fund shares treated as a sale or exchange for U.S. federal income tax purposes will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, such gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held for six months or less (i) will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares and (ii) generally will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
A repurchase by the Fund of a shareholder’s shares pursuant to a Repurchase Offer (as described in the Prospectus) generally will be treated as a sale or exchange of the shares by a shareholder provided that either (i) the shareholder tenders, and the Fund repurchases, all of such shareholder’s shares, thereby reducing the shareholder’s percentage ownership of the Fund, whether directly or by attribution under Section 318 of the Code, to 0%, (ii) the shareholder meets numerical safe harbors under the Code with respect to percentage voting interest and reduction in ownership of the Fund following completion of the Repurchase Offer, or (iii) the Repurchase Offer otherwise results in a “meaningful reduction” of the shareholder’s ownership percentage interest in the Fund, which determination depends on a particular shareholder’s facts and circumstances.
If a tendering shareholder’s proportionate ownership of the Fund (determined after applying the ownership attribution rules under Section 318 of the Code) is not reduced to the extent required under the tests described above, such shareholder will be deemed to receive a distribution from the Fund under Section 301 of the Code with respect to the shares held (or deemed held under Section 318 of the Code) by the shareholder after the Repurchase Offer (a “Section 301 distribution”). The amount of this distribution will equal the price paid by the Fund to such shareholder
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for the shares sold, and will be taxable as a dividend, i.e., as ordinary income, to the extent of the Fund’s current or accumulated earnings and profits allocable to such distribution, with the excess treated as a return of capital reducing the shareholder’s tax basis in the shares held after the Repurchase Offer, and thereafter as capital gain. Any Fund shares held by a shareholder after a Repurchase Offer will be subject to basis adjustments in accordance with the provisions of the Code.
Provided that no tendering shareholder is treated as receiving a Section 301 distribution as a result of selling shares pursuant to a particular Repurchase Offer, shareholders who do not sell shares pursuant to that Repurchase Offer will not realize constructive distributions on their shares as a result of other shareholders selling shares in the Repurchase Offer. In the event that any tendering shareholder is deemed to receive a Section 301 distribution, it is possible that shareholders whose proportionate ownership of the Fund increases as a result of that Repurchase Offer, including shareholders who do not tender any shares, will be deemed to receive a constructive distribution under Section 305(c) of the Code in an amount equal to the increase in their percentage ownership of the Fund as a result of the Repurchase Offer. Such constructive distribution will be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it.
Use of the Fund’s cash to repurchase shares may adversely affect the Fund’s ability to satisfy the distribution requirements for treatment as a regulated investment company described above. The Fund may also recognize income in connection with the sale of portfolio securities to fund share purchases, in which case the Fund would take any such income into account in determining whether such distribution requirements have been satisfied.
The foregoing discussion does not address the tax treatment of tendering shareholders who do not hold their shares as a capital asset. Such shareholders should consult their own tax advisors on the specific tax consequences to them of participating or not participating in the Repurchase Offer.
Issuer Deductibility of Interest
A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not, and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend paid by the issuer for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such accrued interest.
OID, Payment-in-Kind Securities, Market Discount, Preferred Securities and Commodity-Linked Notes
Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount (“OID”). Generally, the amount of the OID is treated as interest income and is included in the Fund’s income and required to be distributed over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. Increases in the principal amount of an inflation-indexed bond will generally be treated as OID.
Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount on such debt obligations in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt obligations, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligations. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. The Fund reserves the right to revoke such an election at any time pursuant to applicable IRS procedures. In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher-Risk Securities” below.
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From time to time, a substantial portion of the Fund’s investments in loans and other debt obligations could be treated as having OID and/or market discount, which, in some cases could be significant. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.
A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.
Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.
Some preferred securities may include provisions that permit the issuer, at its discretion, to defer the payment of distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring the payment of its distributions, the Fund may be required to report income for U.S. federal income tax purposes to the extent of any such deferred distributions even though the Fund has not yet actually received the cash distribution.
In addition, pay-in-kind obligations will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund receives no interest payment in cash on the security during the year.
If the Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by disposition of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such dispositions, including short-term capital gains taxable as ordinary income. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they might otherwise receive in the absence of such transactions.
Higher-Risk Securities
Any investments in debt obligations that are at risk of or in default may present special tax issues. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to federal income or excise tax.
Securities Purchased at a Premium
Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., at a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.
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Municipal Bonds
The interest on municipal bonds is generally exempt from U.S. federal income tax. The Fund does not expect to invest 50% or more of its assets in municipal bonds on which the interest is exempt from U.S. federal income tax, or in interests in other regulated investment companies. As a result, it does not expect to be eligible to pay “exempt-interest dividends” to its shareholders under the applicable tax rules. As a result, interest on municipal bonds is taxable to shareholders of the Fund when received as a distribution from the Fund. In addition, gains realized by the Fund on the sale or exchange of municipal bonds are taxable to shareholders of the Fund when distributed to shareholders.
Certain Investments in REITs
Any investment by the Fund in equity securities of REITs may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and to distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.
Private Funds
The Fund may invest in Private Funds that are classified as partnerships for U.S. federal income tax purposes.
An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. As such, the Fund may be required to recognize items of taxable income and gain prior to the time that the Fund receives corresponding cash distributions from the Private Fund. In such case, the Fund might have to borrow money or dispose of investments, including interests in other Private Funds, including when it is disadvantageous to do so, in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income or excise tax.
In addition, the character of a partner’s distributive share of items of partnership income, gain and loss generally will be determined as if the partner had realized such items directly. Private Funds classified as partnerships for federal income tax purposes may therefore generate income allocable to the Fund that is not qualifying income for purposes of the 90% gross income test described above. In order to meet the 90% gross income test, the Fund may structure its investments in a way potentially increasing the taxes imposed thereon or in respect thereof.
Because the Fund may not have timely or complete information concerning the amount and sources of such a Private Fund’s income until such income has been earned by the Private Fund or until a substantial amount of time thereafter, it may be difficult for the Fund to satisfy the 90% gross income test.
Furthermore, it may not always be clear how the asset diversification rules for RIC qualification will apply to the Fund’s investments in Private Funds that are classified as partnerships for federal income tax purposes. In the event that the Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification test or by disposing of non-diversified assets. Although the Code affords the Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Fund’s ability to dispose of its interest in a Private Fund that limit utilization of this cure period.
As a result of the considerations described in the preceding paragraphs, the Fund’s intention to qualify and be eligible for treatment as RICs can limit their ability to acquire or continue to hold positions in Private Funds that would otherwise be consistent with their investment strategy or can require them to engage in transactions in which they would otherwise not engage, resulting in additional transaction costs and reducing the Fund’s return to shareholders.
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Unless otherwise indicated, references in this discussion to the Fund’s investments, activities, income, gain, and loss include, as applicable, the investments, activities, income, gain, and loss attributable to the Fund as result of the Fund’s investment in any Private Fund or other entity that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not an association or publicly traded partnership taxable as a corporation).
Investments in Other RICs
The Fund’s investment in shares of other mutual funds, ETFs or other companies that qualify as RICs (each, an “underlying RIC”), can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligible for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying RIC.
Mortgage-Related Securities
The Fund may invest directly or indirectly in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP — referred to in the Code as an “excess inclusion”— will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for charitable remainder trusts (“CRTs”), as noted below.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income and otherwise might not be required to file a U.S. federal income tax return, to file such a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.
Foreign (Non-U.S.) Taxation
Income, proceeds and gains received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which will reduce the return on those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.
The Fund does not expect that shareholders will be entitled to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund’s taxable income. Even if the Fund were eligible to and did elect to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the Fund through tax-advantaged accounts such as IRAs would not benefit from any such tax credit or deduction.
Tax Exempt Shareholders
Income of a regulated investment company that would be UBTI if earned directly by a tax exempt entity will not generally be attributed as UBTI to a tax exempt shareholder of the regulated investment company. Notwithstanding this “blocking” effect, a tax exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax exempt shareholder within the meaning of Code Section 514(b). A tax exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).
24

In addition, special tax consequences apply to CRTs that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a CRT, as defined in Section 664 of the Code, realizes any UBTI for a taxable year, a 100% excise tax is imposed on such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a regulated investment company that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a regulated investment company that recognizes “excess inclusion income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the Investment Company Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs and other tax exempt shareholders are urged to consult their tax advisors concerning the consequences of investing in the Fund.
Non-U.S. Shareholders
Distributions by the Fund to shareholders that are not “United States persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, or (3) interest-related dividends, each as defined and subject to certain conditions described below generally are not subject to withholding of U.S. federal income tax.
In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. If the Fund invests in a regulated investment company that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a United States person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation.
The Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.
Foreign shareholders should contact their intermediaries regarding the application of withholding rules to their accounts.
Distributions by the Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).
A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign
25

shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).
Foreign shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.
Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A regulated investment company that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and regulated investment companies that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE.
If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder or any foreign shareholder if shares of the Fund are not considered regularly traded on an established securities market, in which case such foreign shareholder generally would also be required to file a U.S. tax return and pay any additional taxes due in connection with the redemption.
If the Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands, or (ii) gains realized by the Fund on the disposition of USRPIs would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders, and would be subject to U.S. withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.
Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.
Foreign shareholders also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.
In order for a foreign shareholder to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders should consult their tax advisors in this regard.
Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.
26

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.
A beneficial holder of shares who is a non-U.S. person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.
Backup Withholding
The Fund is generally required to withhold and remit to the U.S. Treasury a percentage of taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS.
Tax Shelter Reporting Regulations
Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Reporting and Withholding Requirements
Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).
Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s foreign financial accounts, if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.
Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.
Shares Purchased Through Tax-Qualified Plans
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.
BROKERAGE
Each Sub-Adviser is directly responsible for the execution of its portfolio investment transactions and the allocation of brokerage. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.
27

In executing transactions, each Sub-Adviser will seek to obtain the best execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, and in the case of transactions effected by the Sub-Adviser with unaffiliated brokers, the firm’s risk in positioning a block of securities. Although each Sub-Adviser generally will seek reasonably competitive commission rates, a Sub-Adviser will not necessarily pay the lowest commission available on each transaction. The Sub-Advisers will have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.
Following the principle of seeking best execution, a Sub-Adviser may place brokerage business on behalf of the Fund with brokers that provide the Sub-Adviser and its affiliates with supplemental research, market and statistical information (“soft dollars”), including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Sub-Adviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Sub-Adviser or its affiliates in providing services to clients other than the Fund. In addition, not all of the supplemental information is used by the Sub-Adviser in connection with the Fund. Conversely, the information provided to the Sub-Adviser by brokers and dealers through which other clients of the Sub-Adviser and its affiliates effect securities transactions may be useful to the Sub-Adviser in providing services to the Fund.
Each Sub-Adviser may execute portfolio brokerage transactions through its affiliates and affiliates of the Adviser, in each case subject to compliance with the Investment Company Act.
Regular Broker Dealers
The Fund is required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) or their parent companies held by the Fund as of the close of its most recent fiscal year and state the value of such holdings. As of the date of this SAI, the Fund did not hold any securities of its regular brokers or dealers or their parent companies because the Fund had not yet begun investment operations.
FINANCIAL STATEMENTS
As of the date of this SAI, the Fund has not yet commenced operations and thus does not have audited financial statements.
28

APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES
[TO BE ADDED BY AMENDMENT]
A-1

PART C. OTHER INFORMATION
Item 25.	Financial Statements and Exhibits:
1.	Financial Statements
The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act will be filed as part of the Statement of Additional Information.
2.	Exhibits:
a.	Agreement and Declaration of Trust dated May 11, 2020—filed herewith.
b.	Bylaws of Registrant dated May 11, 2020—filed herewith.
c.	None.
d(1).	Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Agreement and Declaration of Trust—filed herewith.
d(2).	Article 10 (Shareholders’ Voting Powers and Meeting) of the Bylaws of Registrant—filed herewith.
d(3).	Form of Share Certificates of the Shares.*
e.	Form of Dividend Reinvestment Plan.*
f.	None.
g.	Form of Investment Management Agreement between Registrant and Versus Capital Advisors LLC.*
h.	Form of Distribution Agreement.*
i.	None.
j.	Form of Custody Agreement.*
k(1) .	Form of Administration and Accounting Services Agreement.*
k(2).	Form of Transfer Agency and Services Agreement.*
l.	Opinion and Consent of Ropes & Gray LLP.*
m.	None.
n.	Consent of Independent Registered Public Accounting Firm.*
o.	None.
p.	Form of Initial Capital Agreement.*
q.	None.
r.	Joint Code of Ethics of Versus Capital Advisers LLC and the Registrant.*
s.	Powers of Attorney.*
*
To be completed by amendment.
Item 26.	Marketing Arrangements:
See the Form of Distribution Agreement.
Item 27.	Other Expenses of Issuance and Distribution:
Registration Fees	$129.80
Legal Fees	$*
Accounting Fees	$*
1

Item 28.	Persons Controlled by or Under Common Control:
None
Item 29.	Number Holders of Securities:
Set forth is the number of record holders as of [·] of each class of securities of the Registrant:
Title of Class	Number of Record Holders
[•]	[•]
Item 30.	Indemnification:
The Registrant’s Agreement and Declaration of Trust, incorporated herein by reference, contains provisions limiting the liability, and providing for indemnification, of the Trustees, officers and other “Covered Persons” to the fullest extent permitted by law, including advancement of payments of all expenses incurred in connection with the preparation and presentation of any defense (subject to repayment obligations in certain circumstances).
The Registrant’s Trustees and officers are expected to be insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Agreement and Declaration of Trust, its Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
Item 31.	Business and Other Connections of Investment Adviser:
A description of certain other business, profession, vocation, or employment of a substantial nature in which an investment adviser of the Registrant, and each member, trustee, executive officer, or partner of any such investment adviser, is or has been, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or trustee, is set forth in the Registrant's prospectus in Part A herein in the section entitled “Management of the Fund,” regarding the Registrant’s adviser, Versus Capital Advisors LLC (the “Adviser”), a registered adviser under the Investment Advisers Act of 1940, as amended. Further information as to the members and officers of the Adviser is included in the Adviser’s Form ADV as filed with the Commission (File No. 801-72298) and is incorporated herein by reference.
Item 32.	Location of Accounts and Records:
The Registrant’s custodian maintains certain required accounting-related and financial books and records of the Registrant at [ ]. All other required books and records are maintained by the Adviser and the Registrant at 5555 DTC Parkway, Suite 330, Greenwood Village, CO 80111.
Item 33.	Management Services: Not applicable.
Item 34.	Undertakings:
1.	Not applicable.
2.	Not applicable.
3.	Not applicable.
2

4.	The Registrant undertakes that:
a.	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:
(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act [15 U.S.C. 77j(a)(3)];
(2)
to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

b.
that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;
d.
that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e.	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:
The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act [17 CFR 230.497];
(2)
the portion of any advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
5.	Not applicable.
6.
The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant's statement of additional information.

3

NOTICE
A copy of the Agreement and Declaration of Trust of Versus Capital Real Asset Debt Fund (the “Fund”), together with all amendments thereto, is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of The Fund by any officer or Trustee of the Fund as an officer or Trustee and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Fund or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund.
4

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, each as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenwood Village, State of Colorado, on the 15th day of May, 2020.
VERSUS CAPITAL REAL ASSET DEBT FUND

By:	/s/ Mark D. Quam
Name:	Mark D. Quam
Title:	Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on May 15, 2020.
Name:	Title:

/s/ Mark D. Quam	Chief Executive Officer (Principal Executive Officer)
Mark D. Quam

/s/ William R. Fuhs, Jr.	Trustee and President
William R. Fuhs, Jr.

/s/ Brian Petersen	Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)
Brian Petersen

EXHIBIT INDEX
2.a	Agreement and Declaration of Trust dated May 11, 2020.
2.b	Bylaws of Registrant dated May 11, 2020.